This CD ROM contains an electronic version of appraisals for the Mortgaged Properties in PDF format and forms part of the paper version of the Prospectus Supplement. The information contained in this CD ROM does not appear elsewhere in paper form in this Prospectus Supplement and must be considered as part of, and together with, the information contained elsewhere in this Prospectus Supplement and the Prospectus. The information contained in this CD ROM has been filed by the Seller with the Securities and Exchange Commission as part of a Current Report on Form 8-K, which is incorporated by reference in this Prospectus Supplement, and is also available through the public reference branch of the Securities and Exchange Commission. Defined terms used in this CD ROM but not otherwise defined therein shall have the respective meanings assigned to them in the paper portion of the Prospectus Supplement and the Prospectus. All of the information contained in this CD ROM is subject to the same limitations and qualifications contained in this Prospectus Supplement and the Prospectus. Prospective investors are strongly urged to read the paper portion of this Prospectus Supplement and the Prospectus in its entirety prior to accessing this CD ROM. If this CD ROM was not received in a sealed package, there can be no assurances that it remains in its original format and should not be relied upon for any purpose. Prospective investors may contact J. Theodore Borter of Goldman, Sachs Co. at (212)902-3857 to receive an original copy of the CD ROM.

                                   ============================================

                                   COMPLETE APPRAISAL
                                   OF REAL PROPERTY

                                   Oakwood Center
                                   11781 Lee Jackson Memorial Highway
                                   Fairfax, Fairfax County, VA

                                   ============================================

                                   IN A SELF-CONTAINED REPORT
                                   As of July 1, 1997

                                   Prepared For:

                                   Goldman Sachs Mortgage Company
                                   85 Broad Street
                                   New York, New York 10004

                                   Prepared By:

                                   Cushman & Wakefield of Washington, D.C., Inc. Valuation Advisory Services
                                   1875 Eye Street, N.W., Suite 700
                                   Washington, D.C. 20006

Cushman & Wakefield of Washington, D.C., Inc.
1875 Eye Street, N.W., Suite 700
Washington, D.C. 20006
(202) 467-0600
                                                             Cushman &
                                                             Wakefield(R)
                                                     A ROCKEFELLER GROUP COMPANY

July 1, 1997

Mr. Sheridan Schechner
Managing Partner
Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004

Re:  Complete Appraisal of Real Property
     Oakwood Center
     11781 Lee Jackson Memorial Highway
     Fairfax, Fairfax County, Virginia

Dear Mr. Schechner:

      In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield, of Washington, D.C. Inc. is pleased to transmit our self-contained appraisal report estimating the prospective market value of the leased fee estate in the subject property.

      The value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report. We particularly call to your attention to the following special assumption.

      1. Pursuant to your request, the date of value is July 1, 1997. We specifically assumed that no value affecting changes occur between the date of inspection, which was June 13, 1997, and the prospective date of value.

      This report was prepared for Goldman Sachs Mortgage Company and is intended only for its specified use. It may not be distributed to or relied upon by other persons or entities without written permission of Cushman & Wakefield, Inc.

      This appraisal report has been prepared in accordance with our interpretation of your institution's guidelines, the regulations of OCC and the Uniform Standards of Professional Appraisal Practice, including the Competency Provision and The Financial Institutions Reform, Recovery and Enforcement Act (FIRREA) and the guidelines of federal regulatory agencies.

      The property was inspected by and the report was prepared by Steven A. Studabaker, MAI, under the supervision of Donald R. Morris, MAI.

Mr. Sheridan Schechner
Goldman Sachs Mortgage Company    Page 2

      Based on our complete appraisal as defined by the Uniform Standards of Professional Appraisal Practice, we have formed an opinion that the prospective market value of the leased fee estate in the referenced property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 1, 1997, is:

                 THIRTEEN MILLION EIGHT HUNDRED THOUSAND DOLLARS
                                   $13,800,000

      This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.

Respectfully submitted,

Cushman & Wakefield of Washington, D.C., Inc.

                                                                 [SEAL]
                                                       COMMONWEALTH OF VIRGINIA
                                                       STEVEN A. STUDABAKER, MAI
                                                               [ILLEGIBLE]
                                                            Certified General
                                                               Real Estate
                                                                Appraiser


/s/ Steven A. Studabaker
Steven A. Studabaker, MAI
Associate Director
Virginia Commercial General Real Property Appraiser No. 4001-001111

                                                                 [SEAL]
                                                       COMMONWEALTH OF VIRGINIA
                                                            Donald R. Morris
                                                               [ILLEGIBLE]
                                                            Certified General
                                                               Real Estate
                                                                Appraiser
/s/ Donald R. Morris
Donald R. Morris, MAI
Manager, Director
Valuation Advisory Services
Virginia Commercial General Real Property Appraiser No. 4001-002465

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                        SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name:                          Oakwood Center

Location:                               11781 Lee Jackson Memorial Highway

General Overview:                       This is modem seven-story office
                                        building built in 1982 on a 4.25
                                        acre site. The building contains
                                        128,383 rentable square feet of
                                        building area. An adjacent
                                        two-level parking deck provides
                                        a portion of the parking spaces.
                                        The building, with structural
                                        steel frame and a facade of
                                        precast masonry and glass
                                        panels, is modern in appearance
                                        and functional in design. On the
                                        effective date of appraisal,
                                        occupancy stood at 100 percent
                                        including two leases due to
                                        commence in July 1997.

Interest Appraised:                     Leased Fee

Date of Value:                          July 1, 1997

Date of Inspection:                     June 13, 1997

Ownership:                              RF&P Land No. 11, Inc.

Highest and Best Use:
    If Vacant:                          For office development
    As Improved:                        Continued use as an office building

Value Indicators
  Sales Comparison Approach:            $13,500,000 to $14,800,000
     Value Per Square Foot:             $105.18 to $115.30
  Indicated Value:                      $13,500,000 to $14,800,000

  Income Capitalization Approach
    Estimated Market Rental Rate:       $18.00/SF
    Stabilized Vacancy Rate:            5.0%
    Effective Gross Income:             $15.11/SF(First Fiscal Year of Analysis)
    Operating Expenses                  $4.94/SF(First Fiscal Year of Analysis)
    Real Estate Taxes:                  $1.25/SF(First Fiscal Year of Analysis)
    Net Operating Income:               $8.72/SF (First Fiscal Year of Analysis)
    Estimated Vacancy Between Tenants   9 months
    Free Rent:                          0 months
    Probability of Renewal:             60%
    Tenant Improvement Allowance
      New Tenants in Previously
         Occupied Space                 $8.00 per square foot
      Renewal Tenants in Same Space:    $4.00 per square foot
    Estimated Market Rental Growth Rate 3.5%
    Estimated Expense Growth Rate:      3.5%

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
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                                        Summary of Salient Facts and Conclusions
================================================================================

    Estimated Real Estate Tax Growth Rate:       3.5% after step in first year
    Reversion Year Capitalization Rate           9.25%
    Transaction Costs in Reversion Sale:         2.5%
    Discount Rate:                               11.50%
  Indicated Value:                               $13,800,000

Value Conclusion:                                $13,800,000
  Value Per Square Foot:                         $107.52 (Net Rentable Area)
  Implicit Capitalization Rate:                  8.1%

Marketing Time:                                  6 to 12 months

Special Assumptions Affecting Valuation:

1. Pursuant to your request, the date of value is July 1, 1997. We specifically assumed that no value affecting changes occur between the date of inspection, which was June 13, 1997, and the prospective date of value.

2. Please refer to the complete list of assumptions and limiting conditions included at the end of this report.

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 PHOTOGRAPHS OF SUBJECT PROPERTY
================================================================================

                                [GRAPHIC OMITTED]
                                     [PHOTO]
        View of Oakwood Center as seen looking north across the ring road that circles Fairoaks Mall.


                                [GRAPHIC OMITTED]
                                     [PHOTO]
          View of the northern and western facades as seen looking east from the adjacent parking deck.

                                                             CUSHMAN &
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                                                 Photographs of Subject Property
================================================================================

                                [GRAPHIC OMITTED]
                                     [PHOTO]
      View of the main entry lobby as seen looking north from the entrance.


                                [GRAPHIC OMITTED]
                                     [PHOTO]
                  Sample view of an upper level elevator lobby.

                                                             CUSHMAN &
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                                                 Photographs of Subject Property
================================================================================

                                [GRAPHIC OMITTED]
                                     [PHOTO]
 View of the ring road and adjacent improvements as seen looking west from the entrance to the property.

                                [GRAPHIC OMITTED]
                                     [PHOTO]
    View of the ring road and adjacent improvements as seen looking east from the property.

                                                             CUSHMAN &
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

                                                               TABLE OF CONTENTS
================================================================================

                                                                            Page

INTRODUCTION ................................................................ 1
    Identification of Property .............................................. 1
    Property Ownership and Recent History ................................... 1
    Purpose and Intended Use of the Appraisal ............................... 1
    Extent of the Appraisal Process ......................................... 1
    Prospective Date of Value and Property Inspection ....................... 2
    Property Rights Appraised ............................................... 2
    Definitions of Value, Interest Appraised, and Other Pertinent Terms ..... 2
    Legal Description ....................................................... 4

REGIONAL ANALYSIS ........................................................... 5

OFFICE MARKET ANALYSIS ......................................................21

PROPERTY DESCRIPTION ........................................................35
    Site Description ........................................................35
    Improvements Description ................................................36

REAL PROPERTY TAXES AND ASSESSMENTS .........................................39

ZONING ......................................................................41

HIGHEST AND BEST USE ........................................................43

VALUATION PROCESS ...........................................................45

SALES COMPARISON APPROACH ...................................................47

INCOME CAPITALIZATION APPROACH ..............................................53

RECONCILIATION AND FINAL VALUE ESTIMATE .....................................68

ASSUMPTIONS AND LIMITING CONDITIONS .........................................70

CERTIFICATION OF APPRAISAL ..................................................72

ADDENDA .....................................................................73

                                                                    INTRODUCTION
================================================================================

Identification of Property

      This is a seven-story office building called Oakwood Center located in the neighborhood of Fairfax, Fairfax County, Virginia. It is a competitive, Class B office building located on the ring road surrounding Fairoaks Regional Mall, near the interchange between U.S. Route 50 (Lee Jackson Memorial Highway) and Interstate 66. The street address is 11781 Lee Jackson Memorial Highway, Fairfax, Virginia.

      This is a modern seven-story building built in 1982 and located on a 4.25 acre site. The building contains 128,353 net rentable square feet. An adjacent two-level parking deck provides a portion of the on-site parking, most of which is in a surface parking lot. The building is modern in appearance and functional in design. On the effective date of appraisal, occupancy stood at 100 percent, including two leases due to commence in July 1997.

Property Ownership and Recent History

      The property was acquired by the present owner, RF&P Land No. II, Inc., from State of California Public Employees Retirement System in November 1995 for a recorded price of $9,358,300. This was an all cash transaction after adequate market exposure and one of two buildings acquired in a single acquisition, therefore the recorded consideration is an allocation of the total price. Since the acquisition, the market has improved significantly and more than was projected at the time of sale. For example market rents were $14.50 per square foot at the time of sale and were projected to increase to $15.40 per square foot by 1997, or several dollars less than is currently being achieved. Therefore, the estimated market value as concluded in this report reflects a sharper picture of the market than was projected in 1995.

      Additionally, we have reason to believe that the property may now be under contract of sale. However, after discussing the matter with the owner, we have been unable to obtain any details of the pending transaction. The present owner considers this information to be confidential and was not willing to provide details for our analysis.

Purpose and Intended Use of the Appraisal

      The purpose of this appraisal is to estimate the prospective market value of a leased fee estate on July 1, 1997. The appraisal is to be used to monitor the performance of a portfolio asset.

Extent of the Appraisal Process

      In the process of preparing this appraisal, we:

      o Inspected the exterior of the building and the site improvements and a representative sample of tenant spaces with Bernard Grace, the manager.

      o Interviewed Bernard Grace of the property management company, CB Commercial.

      o Reviewed leasing policy, concessions, tenant build-out allowances, and history of recent rental rates and occupancy with the building and leasing managers.

================================================================================


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                                                                    Introduction
================================================================================

      o Reviewed a detailed history of income and expense and a budget forecast for 1997.

      o Conducted market research of occupancies, asking rents, concessions and operating expenses at competing buildings which involved interviews with on-site managers and a review of our own data base from previous appraisal files.

      o Prepared an estimate of stabilized income and expense (for capitalization purposes).

      o Conducted market inquiries into recent sales of similar buildings to ascertain sales price per square foot, effective gross income multipliers and capitalization rates. This process involved telephone interviews with sellers, buyers and/or participating brokers. (See detailed sales write-ups in Addenda for more complete information on the verification process.)

      o Prepared Sales Comparison and Income Capitalization Approaches to value.

Prospective Date of Value and Property Inspection

      The prospective date of value is July 1, 1997. We inspected the property on June 13, 1997.

Property Rights Appraised

      Leased fee estate.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

      The definition of market value taken from the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation, is as follows:

      The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

      1.    Buyer and seller are typically motivated;

      2. Both parties are well informed or well advised, and acting in what they consider their own best interests;

      3.    A reasonable time is allowed for exposure in the open market;

      4. Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

      5. The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

================================================================================

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                                                                    Introduction
================================================================================

      Exposure Time

      Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that "A reasonable time is allowed for exposure in the open market". Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

      Based on an analysis of recent sales transactions in the market, exposure time is estimated to have been between six and nine months.

      The following definitions of pertinent terms are taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by the Appraisal Institute.

      Leased Fee Estate

      An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.

      Value As Is

      The value of specific ownership rights to an identified parcel of real estate as of the effective date of the appraisal; relates to what physically exists and is legally permissible and excludes all assumptions concerning hypothetical market conditions or possible rezoning.

      Market Rent

      The rental income that a property would most probably command on the open market; indicated by the current rents paid and asked for comparable space as of the date of the appraisal.

      Cash Equivalent

      A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

      Discounted Cash Flow (DCF) Analysis

      The procedure in which a discount rate is applied to a set of projected income streams and a reversion. The analyst specifies the quantity, variability, timing, and duration of the income streams as well as the quantity and timing of the reversion and discounts each to its present value at a specified yield rate. DCF analysis can be applied with any yield capitalization technique and may be performed on either a lease-by-lease or aggregate basis.

================================================================================

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                                                                    Introduction
================================================================================

Legal Description

      The property is legally described by metes and bounds measures as recorded among the land records of Fairfax County, Virginia. A copy of the legal description is included in the Addenda to the report.

================================================================================

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

                                                               REGIONAL ANALYSIS
================================================================================

Introduction

      The real estate market is affected by a range of supply and demand factors. As examples, the growth trends in population and the number of households affect the general demand for housing, offices, shopping centers, warehouses; the employment opportunities and unemployment levels influence the ability or desire to buy or rent and the quality/cost of the facilities sought; demographics influence the types of units demanded; and general economic conditions affect the attitudes of the populace towards the future.

      The following analysis will review each of the major factors affecting the supply and demand for real estate in the metropolitan area. The discussion is organized to provide the reader with an overview of the area's geographic scope and facilities infrastructure, followed by discussions of the key economic factors affecting supply and demand under the following headings:

            o     Background
            o     Area Definition
            o     Infrastructure
            o     Population
            o     Employment and The Economy
            o     Household Demographics
            o     Recent Trends

Background

      Washington, D.C. is unique among American cities. As our nation's capital, it serves as a focal point for our country both politically and economically. In the role as host city for a major world power, it attracts people from all over the world. Washington has been dubbed a "recession proof" city in that it is insulated, as some have argued, from the full effects of economic ups and downs by the stabilizing influence of the federal government as the area's biggest employer. From the 1950s through the 1980s, the size of government continually increased, which brought about an increase in government employment and population in the Washington area.

Area Definition

      The metropolitan Washington area is all of the Washington Metropolitan Statistical Area (MSA) as defined by the U.S. Department of Commerce, Bureau of the Census, as of June 1983. The Washington MSA includes: District of Columbia; the Maryland Counties of Calvert, Charles, Frederick, Montgomery and Prince George's; the Virginia Counties of Arlington, Fairfax, Loudoun, Prince William and Stafford; and the Virginia independent Cities of Alexandria, Fairfax, Falls Church, Manassas, and Manassas Park. Prior to the 1983 redefinition of the Washington MSA, the Maryland counties of Calvert and Frederick and the Virginia county of Stafford were excluded. The addition of these counties enlarged the metropolitan area from approximately 2,800 square miles to 3,956 square miles. Please refer to the Washington MSA map on the following page.

================================================================================

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                    WASHINGTON METROPOLITAN STATISTICAL AREA
                               [GRAPHIC OMITTED]
                                     [MAP]

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                                                               Regional Analysis
================================================================================

      Effective December 31, 1992, the Department of Commerce created a new Washington-Baltimore-D.C.-MD-VA-WVa CMSA (consolidated metropolitan statistical area) that includes the primary Washington, D.C. and Baltimore MSAs, plus a new Hagerstown MSA and nine additional counties in Virginia and West Virginia. The expanded market was created to reflect the area's household and employment patterns and is highly touted by economic development agencies. The current Washington, D.C. metropolitan area is the appropriate focus for this analysis, however, since the pertinent market is more localized.

      The population, housing and employment characteristics of the region are best defined by starting at the area's central jurisdictions: the District of Columbia, Arlington County, and the City of Alexandria; then moving outward to the first suburban tier of counties: Fairfax County, City of Fairfax, City of Falls Church, Prince George's County, and Montgomery County; and thence to the outer tier of suburbs: Loudoun County, Prince William County, Manassas and Manassas Park, Frederick County, Calvert County, Charles County, and Stafford County.

Infrastructure
Transportation

      The Capital Beltway (1-495) is one of the most important factors driving development in the Washington area. It has tied the Maryland and Virginia suburbs together and significantly influenced real estate investment patterns. One of the primary results has been a steady rise in land prices in the vicinity of the Beltway. Apartments, light industrial facilities, distribution warehouses, and shopping centers have gone up wherever the Beltway crosses other major highways. Interestingly, closer-in sites have often been by-passed in favor of locations adjacent to the Beltway.

      In addition to the Beltway, Washington is connected to 1-95, the major north-south interstate highway that extends most of the length of the Atlantic coast, and 1-66, an east-west highway that begins in Washington, D.C. and connects westward to other interstate highways in Virginia and West Virginia.

      The Washington Metropolitan Area Transit Authority (WMATA) provides transit service in Maryland, the District of Columbia, and Virginia, including both rapid rail and bus transportation. The rapid rail network, referred to as Metrorail, will cover 103 miles with 86 stations in D.C., suburban Maryland and Virginia when completed in the late 1990s. The construction of Metrorail has had a major impact on land values around the stations and has spurred dramatic new development, both in downtown Washington and in suburban areas. Major new office and mixed use projects have been built around the Metro stops. In particular, portions of downtown Washington and Arlington County have experienced an economic revitalization due to the opening of Metrorail. Apartment projects often market themselves as being close to Metrorail stations and typically command rents at the high end of the market and achieve higher occupancies as a result. The same could be said for various primary employment centers and major retail facilities.

      In terms of air transportation, the Washington area is served by three major airports: Washington National, Baltimore/Washington International and Washington Dulles International, Washington National, located in Arlington County, is located four and one-half miles from the U.S. Capitol, and transports over 16 million passengers per year. The airport was built in the

================================================================================


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                                                               Regional Analysis
================================================================================

1940s and is currently undergoing major renovations and expansion, which primarily includes a new terminal building and improved parking.

      Washington Dulles International Airport is bisected by the Loudoun County, Fairfax County line and lies in the western part of the MSA. The Dulles Access Road provides quick access to the airport, along with the Capital Beltway (1-495) which connects Fairfax County to the Washington metropolitan area. The Dulles Toll Road is a commuter road bordering the Dulles Access Road that is being studied for expansion and extension to Leesburg (Route 15) and past Dulles Airport.

      Opened in 1962, Dulles Airport has been an important factor in the growth of the regional economy of Northern Virginia. In 1985, it became the fastest growing airport in the United States. Currently 19 airlines service the airport with 500 daily departures serving 30,000 passengers. Three major airlines have established regional hubs here including United Airlines, Continental, and Delta Airlines. Further, international carriers including Air France, British Airways, All Nippon Airways, TWA, Lufthansa and Swiss Air.

      The Baltimore/Washington International Airport (BWI) is located in the southern portion of the Baltimore MSA in Anne Arundel County, ten miles from downtown Baltimore, and 30 miles from Washington, D.C. This airport hosts 18 passenger airlines that provide direct air service to 135 cities in the United States and Canada. BWI also provides service to air-freight carriers with its 110,000 square foot air cargo complex. When compared with Dulles and Washington National Airport, BWI services 28 percent of commercial passengers, 38 percent of commercial operations and 57 percent of freight customers. BWI has spawned the development of 15 new business parks and several hotels, has created nearly 10,000 jobs, and has generated a state-wide economic impact of $1.7 billion in the form of business sales made, goods and services purchased, and wages and taxes paid.

Government Services and Structures

      The Washington, D.C. metropolitan area contains fourteen different municipal jurisdictions, including the District of Columbia, ten counties and three cities in two states. Local governments provide typical municipal services found in a major metropolitan area, including welfare and social services, refuse collection, emergency services, public education, and a variety of regulatory functions. Each municipality has its own zoning ordinance and governmental structure.

      In addition to the local governments, the District of Columbia is the headquarters for the federal government. Major federal agencies are located throughout the District of Columbia and many of the surrounding suburbs. The support functions for many agencies have been relocated to the less expensive suburbs.

      The area is also served by several cross-jurisdictional agencies. These include the Maryland National-Capital Park and Planning Commission (MNCPPC) which provides planning and zoning coordination to the Maryland suburbs. The Washington Metropolitan Area Transit Authority (WMATA), which was referred to earlier, is the regional public transit authority. The Metropolitan Washington Council of Governments performs studies on metropolitan economic and business issues and promotes the region to outsiders.

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                                                               Regional Analysis
================================================================================

Public and Private Amenities

      As the nation's capital, the District of Columbia houses many national museums, monuments, and institutions that attract visitors to the area from around the world. Washington, D.C. is one of the leading tourist destinations for domestic travelers and foreign visitors to the United States.

      In addition, the metropolitan area is a strong supporter of the performing arts. The Kennedy Center is the area's main stage for plays, opera, and symphony presentations, but there are indoor and outdoor stages and theaters in all of the adjacent jurisdictions. Professional athletics are played at RFK Stadium (football) in southeast Washington, D.C. and the U.S. Air Arena (basketball and hockey) in Landover, Maryland. Baseball is played at Oriole Park at Camden Yard in Baltimore.

      The region also offers numerous private and public golf courses, municipal parks, and bicycle and jogging trails. One unique feature of the region's outdoor attractions is the C&O Canal. The canal is maintained as a national park and follows the Maryland side of the Potomac River between Georgetown in northwest Washington, D.C. and Cumberland, Maryland. The Potomac River is an active recreational area for fishing and various kinds of boating.

      The public and private primary schools in the region include many with national standing. The school districts face the typical challenges encountered in urban centers with mixes of high and low income neighborhoods and growing immigrant populations without English language skills. On average, the suburban school districts tend to be better funded than those in the District of Columbia.

      With respect to higher education, the region has a network of nationally recognized universities and regional and community colleges, including George Washington University, Georgetown University, American University, the University of Maryland, Howard University, Gallaudet University, The University of the District of Columbia, Catholic University, George Mason University, and Trinity College.

      In review, the metropolitan area has a well established infrastructure of roadways, light rail and bus systems, airports, attractive business and residential neighborhoods, and many quality of life features that continue to make Washington, D.C. a desirable place to work and live. There are continuing efforts by municipal agencies to improve public transportation, especially the commuter rail system, so as to ease road congestion and lessen air pollution. The District of Columbia and nearby suburban office concentrations remain the area's primary business destinations. Thus, improvement of the public transportation system to facilitate wider access to the District and, more importantly, connecting the suburban business centers is essential for long-term growth.

Population

      This section will examine the population size and age trends for the metropolitan area. Employment, income, and household related demographics will be reviewed separately.

================================================================================


                                       -9-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

      According to Market Statistics' 1995 Demographics USA, the Washington, D.C. MSA ranks fifth in the nation in terms of total population. The Washington area increased in population by 20.7 percent between 1980 and 1990, or an average annual rate of 2.1 percent. The rate of growth has slowed somewhat with the population change between 1990 and 1994 having decreased to 1.4 percent. Nonetheless, population growth in the region during the 1980s far exceeded the growth during the 1970s, when the region grew by an average of only 21,000 persons per year. During the 1980s, the region had an average growth of roughly 67,000 persons per year.

      Interestingly, however, while there was an overall increase in population, this increase was by no means uniform within the component jurisdictions of the Washington MSA. The 1980s saw a shift in population from the inner-city and close-in suburbs to the more remote suburban areas. The District of Columbia was the big loser during this period with an average annual decline of 0.5 percent. The annual rate of decline grew to 1.5 percent by 1994.

      In contrast, the inner suburbs had an annual average growth rate of 2.5 percent during the 1980s, with both Fairfax County, Virginia, and Montgomery County, Maryland having growth rates of 3.7 percent and 3.1 percent, respectively. Both counties were the main suburban benefactors of commercial office and retail development for this period and population increases were primarily concentrated in the outer portions of the counties. The growth in these areas has decreased in the 1990s to an annual growth rate of 1.8 percent.

      The largest population increases occurred in the outer suburbs, the areas beyond the first tier communities surrounding the District. The average annual rate of increase in these areas was 4.4 percent. However, the rate of increase has fallen off since 1990 to 3.2 percent, a phenomena concurrent with the slow down in the economy. The chart on the next page presents population data and the average growth rates for the various jurisdictions in the MSA:

================================================================================


                                      -10-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

=================================================================================================================
                                                 Population Changes
                                       1990 Census Estimates Versus 1980 Census
=================================================================================================================
                                                                                  Annual Average
         Jurisdiction                       Population (Thousands)                       Growth Rate (%)
                                 =========================================      =================================
                                  1980              1990          1994 Est         1980-1990        1990-1994 Est
=================================================================================================================
District of Columbia               638.3             606.9           570.2           -0.4919           -2.0157
-----------------------------------------------------------------------------------------------------------------
Arlington County                   152.6             170.9           171.4            1.1992            0.0975
-----------------------------------------------------------------------------------------------------------------
City of Alexandria                 103.2             111.2           114.3            0.7752            0.9293
=================================================================================================================
Central Jurisdictions              894.1               889           855.9           -0.0570           -1.2411
-----------------------------------------------------------------------------------------------------------------
Fairfax County                     596.9             818.6           910.1            3.7142            3.7259
-----------------------------------------------------------------------------------------------------------------
City of Fairfax                     19.4              19.6            19.6            0.1031            0.0000
-----------------------------------------------------------------------------------------------------------------
City of Falls Church                 9.5               9.6             9.6            0.1053            0.0000
-----------------------------------------------------------------------------------------------------------------
Montgomery County                  579.1               757           797.4            3.0720            1.7790
-----------------------------------------------------------------------------------------------------------------
Prince George's County             665.1             729.3           764.7            0.9653            1.6180
=================================================================================================================
Inner Suburban Area                 1870            2334.1          2501.4            2.4818            2.3892
=================================================================================================================
Loudoun County                      57.4              86.1            96.1            5.0000            3.8715
-----------------------------------------------------------------------------------------------------------------
Prince William County              144.7             215.7           246.3            4.9067            4.7288
-----------------------------------------------------------------------------------------------------------------
Cities of Manassas/                   22              34.7            40.6            5.7727            5.6676
-----------------------------------------------------------------------------------------------------------------
Manassas Park
Frederick County                   114.8             150.2           164.2            3.0836            3.1070
-----------------------------------------------------------------------------------------------------------------
Calvert County                      34.6              51.4              60            4.8555            5.5772
-----------------------------------------------------------------------------------------------------------------
Charles County                      72.7             101.2           109.7            3.9202            2.7997
-----------------------------------------------------------------------------------------------------------------
Stafford County                     40.5              61.2            74.2            5.1111            7.0806
=================================================================================================================
Outer Suburban Area                486.7             700.5           791.1            4.3929            4.3112
=================================================================================================================
METRO AREA TOTAL                  3250.8            3923.6          4148.4            2.0696            1.9098
=================================================================================================================

            Source: U. S. Census Data and 1994 Estimate Provided By Equifax
                    National Decision Systems, Inc.

            Note: The list of municipalities corresponds to the DC-VA-MD MSA prior to the December 31, 1992 expansion.

      We noted earlier that the District of Columbia actually lost population over the past ten years while the suburban areas actually grew. It is important to note, however, that this phenomenon is being seen in most major metropolitan areas in the United States. Nevertheless, in relative terms, the population decreases in Washington, D.C. versus population increases in suburban areas are significantly less than that seen in other parts of the country, thus attesting to the continuing strength and viability, albeit somewhat lessened given the more recent recessionary trends, of the metropolitan area's inner city.

Age Distribution

      As can be seen in the following chart, the percentage of the region's infant and elderly populations increased between 1980 and 1990. Interestingly, however, the number of working aged residents increased the most in absolute numbers. The number of youths and teenagers shrank. The table on the following page displays the data.

================================================================================


                                      -11-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

    ==========================================================================
                            Population Trends By Age
                        (Council of Governments Members)
    ==========================================================================
                                   1980               1990           % Change
    ==========================================================================
      0 to 4 Years                 192,372            262,578           +36.5%
    --------------------------------------------------------------------------
     5 to 17 Years                 636,733            585,949            -7.2%
    --------------------------------------------------------------------------
     18 to 64 Years               2,020,989         2,509,056           +24.1%
    --------------------------------------------------------------------------
     Over 65 Years                 235,875            317,538           +34.6%
    ==========================================================================

      Source: 1980 and 1990 Census Data; Metropolitan Washington Council of
              Governments: Where We Live: Housing and Household Characteristics in the Washington Metropolitan Region, April, 1993.

      The District of Columbia was the only major jurisdiction to lose working age adults (down 1.9 percent). The largest gains among working age adults were in the inner suburbs of Montgomery and Prince George's County in Maryland and Arlington, Fairfax, and Loudoun Counties in Virginia. The increases in the elderly population were spread across all municipalities.

      As of the 1990 Census, the population was distributed with 21 percent under 30 years, 39 percent between the ages of 30 and 49 years, and 12 percent between 50 and 64 years of age. These are the key working age groupings.

Employment and The Economy

      The employment picture has a very significant effect on the demand for real estate. High unemployment rates and business downsizing, for example, reduce the number of households able to buy homes. Similarly, a growth economy creates increasing demand for goods and services. This section will review the recent trends and the outlook for employment in the Washington, D.C. region.

Employment Characteristics

      The table on the next page shows the area's total employment as a percent of total employment for each industry group for the past eight years, and the year-to-year growth rates in total employment.

================================================================================


                                      -12-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

======================================================================================================================
                                              Non-Agricultural Employment
                                           Percent Share of Total Employment(%)
======================================================================================================================
  Industry                   1988       1989       1990      1991    1992      1993     1994       1995         Annual
                                                                                                   (Dec)        Growth
======================================================================================================================
Manufacturing                 4.1        4.0       3.9       3.8      3.6       4.0      3.9        4.9           2.4
----------------------------------------------------------------------------------------------------------------------
Construction                  6.6        6.6       6.0       4.8      4.4       4.4      4.8        4.0          -4.9
----------------------------------------------------------------------------------------------------------------------
T.C.U.(1)                     4.9        4.9       4.8       4.8      4.7       4.5      4.6        4.5          -1.0
----------------------------------------------------------------------------------------------------------------------
Wholesale Trade               3.6        3.5       3.5       3.4      3.3       3.3      3.3        3.2          -1.4
----------------------------------------------------------------------------------------------------------------------
Retail Trade                 16.2       16.1      15.9      15.6     15.4      15.6     15.7       16.6           0.3
----------------------------------------------------------------------------------------------------------------------
F.I.R.E.(2)                   5.9        5.8       5.9       5.9      5.8       5.7      5.9        5.5          -0.8
----------------------------------------------------------------------------------------------------------------------
Services                     32.4       33.0      33.7      34.3     34.9      35.1     35.4       36.3           1.5
----------------------------------------------------------------------------------------------------------------------
State Government              3.7        3.6       3.6       3.6      3.6       3.7      3.6        3.4          -1.0
----------------------------------------------------------------------------------------------------------------------
Local Government              6.0        6.1       6.4       6.7      6.7       6.9      6.9        7.3           2.7
----------------------------------------------------------------------------------------------------------------------
Federal Government           16.6       16.4      16.3      17.1     17.5      16.8     15.9       14.4          -1.7
----------------------------------------------------------------------------------------------------------------------
   Total Employment         2,167      2,226     2,242     2,190    2,186     2,317    2,373      2,425           1.5
      (Thousands)
======================================================================================================================
Yr-to-Yr Growth(%)            N/A       +2.7      +0.7      -2.3     -0.2      +5.6     +2.4       +2.2           N/A
======================================================================================================================

      (1) Transportation, Communications, Utilities
      (2) Finance, Insurance, Real Estate

      Source: U.S. Department of Labor, Bureau of Labor Statistics, Wage and
              Salary Employment, 1988-1993; Obtained From the District of Columbia Department of Employment Services

      The region enjoyed a period of unusual growth during the 1980s. The peak year for job growth in the region was 1984, when growth reached 107,000 jobs. The growth fell to 100,000 in 1985, and to 82,000 jobs in 1986. From 1986 to 1988, job growth settled at around 80,000 to 90,000 jobs per year, or in the four percent range. Job growth dropped to 59,500 jobs (2.9 percent) in 1989, and declined by another two percent to only 15,900 jobs in 1990. By this time, the economy was being affected by the national recession with the area's total employment declining by 52,100 jobs (minus 2.3 percent) in 1991 and remaining relatively flat in 1992. From 1992 to 1993, however, the area experienced 5.6 percent growth. This growth was found in the suburban areas as opposed to the District of Columbia and was evenly distributed through all industry types. The average growth rate for the 1988 to 1995 period reflects a 1.5 percent per year average.

      During 1994, employment in Northern Virginia grew by a strong 3.5 percent but in the Maryland suburbs, the figure was only 2.1 percent while for the District of Columbia it was less than 1 percent. Job growth in the region fell below the average for the nation of 2.5 percent.

      Although the federal government has historically been the major employer in the region, its share of employment has remained around 15 to 17 percent. The aggregate federal employment grew at an average annual rate of 1.7 percent between 1988 and 1995 and was 14.4 percent of total civilian employment in 1995.

      The most dramatic change in employment in the Washington area has been in the private sector, particularly the emergence of the service industry as the fastest growing and now largest employment opportunity. In 1960, the services industry employed 18 percent of all non-agricultural workers and has grown to
36.3 percent by 1995. Retail and wholesale trades have

================================================================================


                                      -13-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

maintained a steady portion of total employment, thus indicating that employment in these sectors expands and contracts with the economy.

      Construction employment fell dramatically in 1991. The construction boom of the late 1980s came to an abrupt halt by late 1990, and the percent share of employment held by the construction sector fell from 6.6 percent in 1988 and 1989 to 4.0 percent in 1995. The average annual rate of decline over the period was 4.9 percent.

      We noted earlier a growing diversification of the area's employment base. The following list of major employers in the Washington area reflects the growing diversity of the local economy, the continuing influence of educational institutions, and the emergence of service-oriented firms.

            =========================================================
                            Largest Private Employers
                     Ranked by Total Employees in Metro Area
            =========================================================
                                                           Metro Area
            Rank      Company Name                         Employees
            =========================================================
             1    Inova Health Systems                       9,500
             2    Hechts                                     8,000
             3    Medlantic Healthcare Group                 6,000
             4    Long & Foster Real Estate                  5,300
             5    Shoppers Food Warehouse                    3,800
             6    Booz Allen & Hamilton                      3,100
             7    Dyncorp                                    3,000
             8    Holy Cross Hospital                        2,300
             9    Providence Hospital                        2,000
             10   Alexandria Hospital                        1,742
            =========================================================

            Source: Washington Business Journal, November 17-23, 1995

      If the federal government were included in the above list, the Department of Defense would be the largest local employer, with over 86,000 employees. The next closest is the Department of Health and Human Services with over 30,000 employees. The Treasury, Justice, Postal Service, and Commerce Departments all have over 20,000 employees, and are larger individual employers than any other local private firm.

      The local governments are also major employers in the region. For example, the City of Alexandria had over 5,100 employees between the city government, Alexandria Hospital, and the public school system. Arlington, Fairfax, and Loudoun Counties have, respectively, over 6,800, 25,500, and 3,900 employees for the same functions. Montgomery County and Prince George's Counties are similarly large local employers.

Unemployment Rates

      According to the Census reports, the Washington region has one of the highest labor force participation rates in the country, with more than 75 percent of the population between the ages of 16 and 65 being part of the labor pool. This is ten percent higher than the national average.

================================================================================


                                      -14-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

      For most of the 1980s, the demand for workers was increasing at a faster rate than the number of workers in the area, causing a labor shortage. The 1991 through 1993 recession, however, halted job growth in the area and drove up unemployment rates. The related statistics are summarized below.

==================================================================================================
                                      Unemployment Rates
==================================================================================================
Year            1988       1989       1990       1991       1992     1993      1994          1995
                                                                                             (Nov)
==================================================================================================
Washington      2.9%      2.7%        3.4%       4.5%       5.0%     4.5%      4.1%          3.9%
MSA
--------------------------------------------------------------------------------------------------
United          5.5%      5.3%        5.5%       6.7%       7.4%     6.8%      6.1%          5.3%
States
==================================================================================================

      Source: Metropolitan Council of Governments: Economic Trends in
              Metropolitan Washington. 1988-1991 (The unemployment rates are not seasonally adjusted.) Updated Figures including 1992 through year-to-date 1995 obtained from the District of Columbia Department of Employment Services.

      The outlook for employment in the region continues to be strong despite the recent recession. Obviously, federal and local government employment is a major contributor to the region's stability. Most of the swings in employment have been experienced in the construction trades and retail employment. These last two sectors are expected to remain soft for the next few years with slow gains made as the economy stabilizes and demand for new housing and commercial construction increases.

      Employment Outlook

      The Greater Washington Research Center reported that growth in the Washington area economy finally returned during the latter part of 1993 after staggering through the previous six years. In early 1994, most of the nine indicators that the research group uses to track the health of the economy and to predict its direction were up, the only exception being the employment index which showed the number of jobs increasing at a pace somewhat slower than the seasonal norm. On the positive side, however, the number of jobs increased by the largest margin since mid-1993. Job gains in the private sector seem to be leading those in the government.

      The indicators utilized by the Research Center seem to suggest that the economy is continuing to gain strength. However, the level of improvement still falls short of generating the number of jobs the Washington area produced during the boom of the 1980s. The number of jobs in the area increased by 18,900 in March but the total number of jobs so far this year is still short of pre-recession peak employment.

      Job gains have been concentrated in the government and service sector, with employment in retailing and construction still relatively depressed. The new jobs numbers may be understated because they don't include self-employment. In addition to employment, other guideposts to the state of the region's economic health - airport boardings, classified advertising lineage and the national consumer confidence index - all improved in 1994.

      Even though the recovery in the Washington area may be slow, the region is strong economically. The office vacancy rate in the Washington area is below that in most

================================================================================


                                      -15-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

metropolitan areas and unemployment is lower than the national average. The indicators that the Greater Washington Research Center uses to forecast economic growth six to nine months from now were up as well, albeit less strongly.

      Increases in the sales of durable goods, in the number of business telephone lines installed, in housing sales, in the Johnston, Lemon Index of local stocks and in the national leading index, produced a modest gain of 0.09 percent in March.

      Overall, the region's 1993 performance was described as a year of recovery as evidenced by the net increase in wage and salary jobs, with the services and government sectors adding the most positions. For 1994 through 1996, we witnessed further employment gains for the region and a strengthening economy, as the recovery broadened and deepened.

      Household Demographics

      One of the more important demographic factors influencing the demand for goods and services is the household. The household is the basic consuming unit in the housing market. It is defined by the U.S. Census as a person or group of people who jointly occupy a dwelling unit and who constitute a single economic unit for the purposes of meeting housing expenses. The household unit can be a family, two or more individuals living together, or a single person.

      The historical household growth patterns help define the region and are shown in the following table. The forecasts were published by Equifax National Decision Systems and were tabulated for them by an econometric modeling service associated with a major university.

      The figures show that the number of households in the region grew at an average annual rate of 2.4 percent during the 1980s. The rate has slowed to about 2.1 percent per year for 1990 through 1994, and is projected to slow to about 1.5 percent for the next five years. As with the population figures presented earlier, household formation has become negative in the District of Columbia. However, the inner suburbs have showed continued growth with the strongest counties being Fairfax and Prince George's. The outer suburbs had the strongest 1980s and early 1990s growth rates, but are projected to slow to an average annual rate of 2.6 percent.

================================================================================


                                      -16-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

==============================================================================================================================
                                                              Household Changes
                                                    1990 Census Estimates Versus 1980 Census
==============================================================================================================================
                                                   Households                                    Annual Average
     Jurisdiction                                  (Thousands)                                   Growth Rate (%)
                                  ============================================================================================
                                                                                                       1990-         1993-1999
                                   1980           1990       1994         1999            1980-       1994 Est.         Fcst
                                                             Est.         Fcst            1990
==============================================================================================================================
District of Columbia               253.1        249.6        240.8        231.1           -0.1          -0.9            -0.8
------------------------------------------------------------------------------------------------------------------------------
Arlington County                    71.6         78.5         79.2         80.0            1.0           0.2             0.2
------------------------------------------------------------------------------------------------------------------------------
City of Alexandria                  49.0         53.3         56.1         58.2            0.9           1.3             0.7
==============================================================================================================================
Central Jurisdictions              373.7        381.4        376.1        369.3            0.2          -0.3            -0.4
==============================================================================================================================
Fairfax County                     205.2        292.3        331.3        373.7            4.3           3.3             2.6
------------------------------------------------------------------------------------------------------------------------------
City of Fairfax                      6.9          7.4          7.8          8.1            0.7           1.4             0.8
------------------------------------------------------------------------------------------------------------------------------
City of Falls Church                 4.3          4.2          4.3          4.4           -0.2           0.6             0.5
------------------------------------------------------------------------------------------------------------------------------
Montgomery County                  207.2        282.2        304.6        326.5            3.6           2.0             1.4
------------------------------------------------------------------------------------------------------------------------------
Prince George's Cnty               224.8        258.0        281.7        308.1            1.5           2.3             1.9
==============================================================================================================================
Inner Suburban Area                648.4        844.1        929.7      1,020.8            3.0           2.5             2.0
==============================================================================================================================
Loudoun County                      18.7         30.5         35.3         39.1            6.3           3.9             2.2
------------------------------------------------------------------------------------------------------------------------------
Prince William Cnty                 43.8         69.7         81.7         93.8            5.9           4.3             2.9
------------------------------------------------------------------------------------------------------------------------------
Cities of Manassas/                  6.9         11.7         14.3         17.0            7.0           5.6             3.8
Manassas Park
------------------------------------------------------------------------------------------------------------------------------
Frederick County                    37.5         52.6         59.8         66.0            4.0           3.4             2.1
------------------------------------------------------------------------------------------------------------------------------
Calvert County                      10.7         17.0         20.6         23.4            5.9           5.3             2.7
------------------------------------------------------------------------------------------------------------------------------
Charles County                      21.4         32.9         37.6         42.0            5.4           3.6             2.3
------------------------------------------------------------------------------------------------------------------------------
Stafford County                     12.2         19.4         24.3         27.9            5.9           6.3             2.0
==============================================================================================================================
Outer Suburban Area                151.2        233.8        273.6        309.2            5.5           4.3             2.6
==============================================================================================================================
REGION TOTAL                      1173.3       1459.3       1579.4       1699.3            2.4           2.1             1.5
==============================================================================================================================

      Source: U.S. Census Data Provided By National Decision Systems, Inc.

      Note: The list of municipalities corresponds to the DC-VA-MD MSA prior to the December 31, 1992 expansion.

================================================================================


                                      -17-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

      The key items relating to Household (HH) Income and Statistics relating to persons per dwelling unit (DU) are summarized below.

========================================================================================================
                        Selected Household Demographics for the Metropolitan Area
========================================================================================================
     Category               1990            1995            2000            % Change           % Change
                                           Estimate        Forecast         1990-1995          1995-2000
========================================================================================================
Average HH Income         $55,693          $67,747         $89,806             21.6%             32.6%
--------------------------------------------------------------------------------------------------------
Median HH Income          $46,196          $55,684         $68,889             20.5%             23.7%
========================================================================================================
Population by HH        % Family HH         81.1%           % Non-             16.4%
Type (1990)                                               Family HH
========================================================================================================
  No. Of Persons            One              Two            Three              Four          Five or More
========================================================================================================
Persons Per DU             24.9%            30.8%           18.5%              15.3%             10.5%
(% of Total)
========================================================================================================
  Characteristics:       Single Male        Single          Married        Other Family       Non-Family
                                            Female          Couple             Head              Head
========================================================================================================
HH Type (% of              10.5%            14.4%           51.7%              15.4%             8.0%
Total)
========================================================================================================

      Source: U.S. Census Data and Projections Provided by Equifax National
              Decision Systems, Inc.

      Since 1980 there has been a drop in household size and, correspondingly, a growth in the number of non-family households. Married couples continue to represent over 50 percent of the total households. Single person households grew at an annual rate of 2.5 percent and non-family households grew at an annual rate of 6.1 percent during the last decade while single parent households grew at an annual rate of 3.0 percent during the 1980s. The growth in the single person and non-family household categories of households contributes to housing demand, which generates demand across the economy.

      Another important issue affecting the demand for real estate is household income. The following table shows the percent distribution of income within the different jurisdictions.

================================================================================


                                      -18-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

=====================================================================================================================
                                     1994 Percent Distribution of Household Income
=====================================================================================================================
   Jurisdiction                        Less Than        $25-         $35-         $50-        Over           No. Of
                                          $25K          34.9K        49.9K        74.9K       $75K          Household
=====================================================================================================================
District of Columbia                      33.4        13.3          15.6          16.5        21.2           240,777
---------------------------------------------------------------------------------------------------------------------
Arlington County                          17.0        11.2          17.2          22.3        32.3            79,254
---------------------------------------------------------------------------------------------------------------------
City of Alexandria                        17.4        13.4          21.0          22.0        26.3            56,113
=====================================================================================================================
Central Jurisdictions                     27.9        12.8          16.7          18.4        24.2           378,144
=====================================================================================================================
Fairfax County                             8.5         6.6          12.5          26.2        46.1           331,334
---------------------------------------------------------------------------------------------------------------------
City of Fairfax                           13.4        10.2          15.3          30.7        30.4             7,775
---------------------------------------------------------------------------------------------------------------------
City of Falls Church                      15.5         8.7          15.0          23.8        37.0             4,284
---------------------------------------------------------------------------------------------------------------------
Montgomery                                13.0         8.7          14.6          22.8        40.9           304,627
---------------------------------------------------------------------------------------------------------------------
Prince George's                           18.2        13.2          20.0          26.4        22.6           281,732
=====================================================================================================================
Inner Suburban Area                       12.9         9.3          15.5          25.2        37.1           929,752
=====================================================================================================================
Loudoun County                            10.8         8.0          17.0          32.6        31.5            35,267
---------------------------------------------------------------------------------------------------------------------
Prince William County                     10.4         9.2          19.8          33.6        27.1            81,669
---------------------------------------------------------------------------------------------------------------------
Cities of Manassas/                       27.5        28.4          53.3          57.4        33.5            14,340
Manassas Park
---------------------------------------------------------------------------------------------------------------------
Frederick County                          20.4        13.0          22.6          26.6        17.4            59,763
---------------------------------------------------------------------------------------------------------------------
Calvert County                            15.7        10.5          18.4          29.3        26.2            20,596
---------------------------------------------------------------------------------------------------------------------
Charles County                            17.0         9.9          20.1          28.5        24.4            37,600
---------------------------------------------------------------------------------------------------------------------
Stafford County                           15.1        11.4          22.3          29.7        21.5            24,312
=====================================================================================================================
Outer Suburban Area                       15.3        11.0          20.0          30.8        22.9           273,547
=====================================================================================================================
Totals                                    16.8        10.5          16.1          24.7        31.9         1,581,443
=====================================================================================================================

      Source: Equifax National Decision Systems, Inc.

      The metropolitan area as a whole shows a heavy distribution of households with incomes on the high end of the range. Over 55 percent of the households have an annual income over $50,000 per year and the highest grouping is those at $75,000 per year or higher (31.9 percent).

      This relationship is not true of the central jurisdictions and the outer suburban areas where the highest concentration of households is in the $50,000 to $75,000 per year range. The inner suburban areas, however have an overwhelming percentage of households - 37.1 percent in the over $75,000 per year range.

Summary

      The long-term outlook for the metropolitan Washington area continues to be good. The expanding population of the area indicates an increase in demand for goods and services. The trend toward smaller household sizes provides additional demand pressures for new housing. The major factors affecting real property values are sound, and future trends appear to point toward continued economic vitality for the region.

      In the short term, the region has experienced the effects of the recent recession. Total employment in the region declined during the recent recession. However, unemployment levels were moderated by the influence of federal and local government employment and contracts for

================================================================================


                                      -19-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Regional Analysis
================================================================================

services. The Washington region continues to have one of the lowest unemployment levels in the United States.

      Overall, we believe that 1997 will be a period of continued moderate growth and steady improvement in the underlying factors affecting the real estate markets. More importantly, we do not anticipate any further downturn in the local economy on the scale of what has occurred in other regions of the country. Many local economists and developers are signaling their belief that the real estate market is strengthening.

      Real estate values are volatile in this climate, with some property values on the increase while other areas remain stable. For the short-term, we expect that real estate values will show improvement in value in certain sectors. For the long-term, the market appears to be sound, with strong demographics and reasonable prospects for increasing values in the future.

================================================================================


                                      -20-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          OFFICE MARKET ANALYSIS
================================================================================

Investment Market

      The investment market in the metropolitan Washington area has been active as 21 office buildings sold for more than $10 million in 1996 following 25 buildings during 1995. Within Washington, D.C. itself, seven buildings sold for over $10 million at an average price of $202 per square foot. The composition of investors in the metropolitan Washington area is largely institutional, consisting mainly of insurance companies, pension funds and fund advisors. In addition, the market has seen increased investment activity from offshore capital sources and individual syndicates.

      With a higher concentration of available capital, the metropolitan market has experienced rising prices on average. For example, most recently, a true trophy property developed by Copley and Prentiss Properties (1301 K Street) sold for $306 per square foot. Another similar quality building built by Manulife (1350 Eye Street) was purchased for almost $350 per square foot. In 1994, the Government of Singapore Investment Corporation purchased the 242,000-square foot office building at 901 E Street, NW, for $66 million, or $272 per square foot. These sales provide evidence that the metropolitan Washington office market continues to be among the more desirable markets in the nation for institutional investment.

Metropolitan Office Market

      Supply and Demand Factors

      In order to report on the state of the office market and to project future trends, we have collected information on the metropolitan Washington Office Market, the relevant submarket and the office projects that compete directly with the subject. Cushman & Wakefield of Washington, D.C., maintains a database comprised of multi-tenant office buildings of at least 20,000 square feet. The following categories of buildings are specifically not included in our survey: medical and professional buildings, government buildings, owner-occupied projects and office/ showroom/ warehouse complexes. Cushman & Wakefield also produces a quarterly Office Market Survey entitled Metropolitan Washington, D.C. Office Market Report. Additional information was obtained through conversations with knowledgeable market participants.

      The metropolitan Washington, D.C. office market includes the following jurisdictions: the District of Columbia, Arlington and Fairfax Counties and the City of Alexandria in Northern Virginia and Montgomery and Prince George's Counties in Suburban Maryland. The market contains over 200 million square feet of privately owned office space distributed among 31 submarkets within the seven jurisdictions. The District of Columbia contains 39 percent of the metro area's total square footage. The following table presents the geographic distribution of the office inventory in the metropolitan area, along with other statistical data:

================================================================================


                                      -21-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

==================================================================================================
                                 Geographic Distribution of Inventory
                                Metropolitan Washington Office Market
                                          First Quarter 1997
==================================================================================================
Jurisdiction             Inventory      Overall         SF Under       Weighted Avg.     Y-T-D Net
                         SF (000)       Vacancy       Construction       Class A        Absorption
                                                                       Rental Rate
==================================================================================================
Washington, D.C.           80,523        12.7%         1,983,260          $35.09           55,852
Arlington County           24,995         6.3%           153,000          $26.34          239,351
Alexandria                 12,120         5.4%                 0          $22.49            1,791
Fairfax County             48,090         6.4%           510,000          $23.15          512,052
Loudoun County              2,355         4.9%            73,500          $17.75           (3,120)
Montgomery County          32,140        10.2%                 0          $19.80          512,059
Prince eorge's County      10,128        18.2%                 0          $18.85           73,603
--------------------------------------------------------------------------------------------------
 Total                    204,350        10.0%         1,983,260          $27.69        1,391,588
==================================================================================================

      As of the end of 1996, the overall vacancy rate stood at 10.8 percent, reflecting both direct vacancies and sublet space, continuing a slow recovery from the end of year 1992 vacancy of 14.7 percent. Although the Washington region is now and has over the past experienced generally higher overall occupancies levels than most major metropolitan areas in the United States, the current statistics, as presented in this section, reflect recent trends which in general, support only limited optimism for an overall improving market as a whole. Specifically, the Class A market appears sound, but there are unsettling currents affecting older buildings throughout the city.

      Furthermore, build-to-suit activity on the part of the World Bank and the International Monetary Fund (IMF) will likely prove problematic over the next couple of years, particularly in the Class B and C properties in the city's Central Business District office submarket (submarket boundaries will be defined later in this section). Also, the issue of government downsizing, both locally and nationally, cannot be dismissed lightly. The 1994 Congressional election brought the first change in the control of both Houses of Congress in 40 years. Thus, it is difficult to reliably predict the upshot. Accordingly, at the very least, caution is in order as we are traveling uncharted territory. These issues are discussed in greater detail later in this section.

      As noted above, there are positives in the market. We do expect Class A properties to fair well over the near term. As will be repeatedly indicated in the following discussion, there appears to be a continuing shortage of Class A office space and a plethora of Class B and C space.

      The following table presents the historical vacancy, rental rate and absorption data, showing a steadily declining vacancy rate and a possible increase in rents:

================================================================================


                                      -22-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

================================================================================================
                                      Historical Data
                           Metropolitan Washington Office Market
                                        1992 - 1996
================================================================================================
Year     Inventory SF (000)    Vacancy        SF Under        Rental Rate      Net Absorption SF
                                          Construction
================================================================================================
1992          204,427           14.7%       2,301,986            $22.80              2,833,422
1993          205,629           13.5%         874,631            $21.38              3,763,144
1994          206,337           12.7%       2,124,631            $21.44              2,319,175
1995          206,794           12.3%       1,004,272            $21.75              2,642,126
1996          212,389           10.8%       1,878,016           Class A              2,921,573
                                                                 $27.35
================================================================================================
         Annual Averages                    1,636,707                                2,895,888
================================================================================================

      The above table presents several important changes: the inventory increased by the inclusion of Loudoun County in the first quarter 1996; the square footage under construction jumped dramatically as new build to suits commenced. As the economy continues to improve, we anticipate a slow return to development.

Demand for Office Space

      As shown above, the overall vacancy has been gradually declining. The office market is demonstrating improvement, although it varies from market to market. Northern Virginia and Fairfax County specifically continue to be the strongest submarkets with low vacancies and strong absorption. In contrast, Washington, D.C. has demonstrated weak absorption and stable vacancy rates.

      Traditionally, the office market's vigorous leasing activity has been supported by the growth of the white collar employment base. Additionally, one of the major players in the local market is the federal government (largely the General Services Administration or GSA) which leases just over 20 percent of the office space in the metropolitan area. Government leasing has historically accounted for about 40 percent of gross leasing activity, but dropped to the 25 percent range in 1993 before falling to less than ten percent in 1994 and 1995 and then rising above ten percent in 1996. Furthermore, due to the new political climate in Washington and continuing efforts to cut the size of the federal government, future absorption projections are uncertain.

      In July 1996, GSA announced that government agencies will be allowed to control their own leasing using outside third party vendors, if they prefer. It is too early to tell what effect this will have on overall government leasing, but the change in the status quo is worth noting.

      Government activity notwithstanding, the primary influence on net office absorption is job formation, in particular, white collar employment. An historical summary of office type employment is shown in the following table, encompassing the categories of Government, Finance, Insurance, Real Estate
(FIRE), Transportation, Communications, Utilities (TCU) and Services. The compound annual growth rate from 1984 to 1994 was 3.0 percent. However, real growth occurred only in the 1984 to 1989 time frame with 5.0 percent compound growth rate while there was very modest compounded job growth of 1.6 percent from 1989 to 1994. In

================================================================================


                                      -23-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

contrast, the future job growth over the next ten years is expected to be 6.6 percent for the Service sector, 1.3 percent for the Finance, Insurance & Real Estate sector and 1.4 percent for the Government sector. Obviously, the projection for growth in the Government sector merits caution as previously addressed.

================================================================================
                             Metropolitan Washington
                            Office Related Employment*
                                    1987-2004
================================================================================
Year               Total             New Jobs Created Over       Net Office
                Employment               Previous Period         Absorption
                  (000s)                    (000s)            (000s Square Feet)
================================================================================
1987              1,500.6                       N/A                       N/A
1988              1,545.5                      44.9                       N/A
1989              1,604.3                      58.8                       N/A
1990              1,639.1                      34.8                       N/A
1991              1,641.0                       1.9                     3,317
1992              1,661.0                      20.0                     2,733
1993              1,686.5                      25.5                     3,753
1994              1,739.8                      53.5                     2,319
1995              1,812.6                      72.8                     2,642
1999              2,155.3                342.7 or 68.5/yr
2004              2,688.6                533.3 or 106.7/yr
================================================================================
Source: The WEFA Group - Regional Economic Service, Spring 1994; Net Absorption data from C&W
* Service, FIRE, TCU and Government sectors
================================================================================

      For the years for which data is available, the table also shows the historical relationship between job formation and office absorption in the metropolitan area. Coinciding with the depths of the recession, the 1991 job growth of only 1,900 jobs corresponded with a healthy absorption of 3.3 million square feet. We would typically expect lower absorption in years with little job growth. Possibly the low absorption was due in part to the high level of job growth in the immediate preceding years. In the following years, net absorption fluctuated between 2,319,000 to 3,753,000 square feet against a steadily growing job formation trend.

      Perhaps having some effect on the data is the national and local pattern of corporate down-sizing and consolidation, leaving less office space per employee. As one observer recently put it, "historically, 250 square feet per office employee was the standard rule-of-thumb ratio. Today, this ratio is working itself down to 160 feet per employee." A recent market example of this trend is AT&T's current target of 180 square feet of net rentable area per employee, down from 200 square feet a few years ago. Also, the federal government is now targeting less than 150 feet per employee.

      Although the above statistics produce unclear trends, the relationship between white collar job formation and net office space absorption, while not always obvious, is a key component of the demand side of the office space equation. With regular job growth, net absorption will occur and gradually draw down the supply of vacant office space, albeit probably at a slower pace than history would suggest.

================================================================================


                                      -24-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

      The number of years' supply of available space is one method of evaluating the relative health of a market. If one defines market equilibrium to be occupancy in the 95 percent range, then about 5.0 percent of the total inventory needs to be absorbed in order to achieve equilibrium (or about 10.2 million square feet). This is calculated by subtracting from the overall vacancy rate the defined 5.0 percent stabilized vacancy. Assuming a future absorption rate equal to the past five year average annual net absorption of 2.9 million square feet, an approximate 3.5 year supply of vacant office space (all classes) is indicated. This issue is discussed in greater detail once we look at the more distinct Washington, D.C., market versus the metropolitan area as a whole.

      Until recently, an exodus of businesses from the District to the suburbs compounded the recent downward absorption cycle. The exodus was attributable to the continuing cost cutting in large regional and national firms which fled the higher rates of the downtown market. Even so, the overall strength of the Washington area, based primarily on the influence of the federal government, should not be ignored. In addition, as occupancies increase and asking rental rates in the preferred close-in suburbs rose dramatically, the cost spread between downtown and the suburbs narrowed and seemingly stanched the outflow of major tenants.

      Nevertheless, within the Central Business District Submarket (CBD) of the downtown office district in Washington, D.C., an ominous cloud threatens prospective leasing for the next several years. This is particularly true for Class B and C buildings. As previously alluded to, the World Bank and IMF will have new headquarters buildings operational by 1997 and 1998. As these and other related tenants leave their CBD space, most of which is Class B, an additional
1.5 million square feet will become available, just within the next 12 months. While this is not expected to severely impact Class A buildings, it will definitely prove problematic for the Class B sector and likely disastrous for Class C and D buildings, over the short term at least.

      In the final analysis, we anticipate a return to equilibrium in the metropolitan Washington office market only after the turn of the century. We have defined this equilibrium in terms of occupancy and market rents with stabilized occupancy in the 95 percent range, and market rents at sufficient levels to support new construction. We expect the phenomena of free rent and above standard concessions to generally disappear over the next several years with market rents and the overall level of economic growth again achieving some sort of parity prior to the turn of the century. The exception may be the older Class C and D product, assuming it will rent at all.

Rental Rates

      Based on Cushman & Wakefield's survey of market rents, the weighted average asking rental rate drifted downward from 1991 to 1993 when it appears to have reversed directions. The following chart demonstrates the trend in overall rental rates since 1991. Note that Class A rates have been steadily rising as a result of the shrinking inventory of available space.

================================================================================


                                      -25-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

                  ===============================================
                      Overall Weighted Average Rental Rates
                    Washington Metropolitan Area Office Market
                               1991 - 1st Qtr 1997
                  ===============================================
                  Year         Class A Rental      Overall Rental
                                Rates per SF       Rates Per SF
                  ===============================================
                  1991              N/A               $23.34
                  1992              N/A               $22.80
                  1993             $21.88             $21.38
                  1994             $23.25             $21.44
                  1995             $25.07             $21.75
                  1996             $27.35             $23.07
                  1997             $27.69              N/A
                  ===============================================

      Recent rental trends show signs of improvement in many submarkets, particularly in Northern Virginia. Further, an increasing portion of the remaining available Class A and B space is commonly referred to as back space, including inferior back office space with poor or no window lines, encumbered space, and less desirable configurations. The encumbered space includes Class A premises that are encumbered by existing tenants through expansion options. Overall, this back space is less desirable, has lower asking rates, and tends to be the last areas leased, all of which tends to skew the average asking rents downward. The reality is that the better Class A space is likely achieving higher rates than the statistics indicate.

      The lack of significant new construction, coupled with positive, albeit slower absorption, has led to a shortage of large blocks of Class A office space in the preferred submarkets. The emergence of back space is one indicator of this trend as is the recently completed speculative building at 1900 K Street in the CBD and other build to suits in the downtown area. Given the lack of overall speculative development, coupled with overall positive absorption, we do not anticipate any further decline in rental rates.

      Regarding the issue of rent spikes, we have recently observed above average rent jumps in some Northern Virginia submarkets and may be seeing the start of a similar occurrence in portions of Montgomery County, Maryland. Therefore, we believe real increases in market rental rates are likely over the next two to three years in selective markets as existing office inventory is absorbed and before funds for new speculative development become available and new construction begins. Again, due to the tight supply in some submarkets, there may be rent spikes for newer space within the next twelve month period. However, in only some instances has it been clear that investors were willing to pay for prospective rent spikes.

Summary of Metropolitan Office Market

      Although some submarkets remain soft, the overall vacancy rate continues to decline, and the remaining available space tends to be less desirable. Northern Virginia, in particular, is leading the region in net absorption, and has shown above average increases in rental rates. We believe that over the next several years, the metropolitan office market should reach a more stabilized position both from an occupancy and lease rate standpoint. Until equilibrium is reached, however, overall rental rates for all classes of space will probably not grow at a compound rate that exceeds the rate of inflation.

================================================================================


                                      -26-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

      In contrast, Class A space has demonstrated strength in the overall market, absorbing clearly more than its fair share of the total market absorption. While some Class B product may mirror the growth rates for Class A space, the majority will most likely only experience marginal growth given the excessive supply of Class B space compared to the demand for it. Finally, most Class C and D buildings will have difficulty renting at any rate.

Northern Virginia

      The subject property is located in the Fairfax/Oakton/Vienna submarket of Fairfax County in Northern Virginia. According to the First Quarter 1997 Metropolitan Washington, D.C. Office Market Report, published by Cushman and Wakefield, Northern Virginia has about 87.5 million square feet of privately owned office space distributed in four large submarkets, stretching from Arlington to Dulles International Airport in Fairfax and Loudoun counties. The following table presents the historical vacancy, rental rate and absorption data for the Northern Virginia segment of the region. It illustrates steadily declining vacancy rates and a gradual increase decrease in asking rents over the past three years despite a reduction in concessions.

========================================================================================
                                 Historical Data
                         Northern Virginia Office Market
                            1992 to 1st Quarter 1997
========================================================================================
Year      Inventory      Overall          Class A            Average             Net
          SF (000)       Vacancy           Asking             Asking          Absorption
                                         Rental Rate       Rental Rate            SF
========================================================================================
1992       82,082          15.6%           $18.09             $17.48             480,448
1993       81,863          13.8%           $17.81             $17.05           1,140,425
1994       81,944          11.0%           $20.04             $17.27           1,877,617
1995       82,409           9.2%           $21.32             $17.65           1,730,313
1996       87,251           7.5%           $23.97             $20.68           1,882,407
1Q 1997    87,560           6.2%           $24.64             $21.19             750,074
========================================================================================

      It should be noted that the significant increase in inventory in 1996 is attributed to the inclusion of Loudoun County to the survey. Taken as a whole, the Northern Virginia office market exhibited an overall vacancy rate of 6.2 percent as of the first quarter 1997. This is down 1.3 percentage points from year end 1996 when the vacancy rate was 7.5 percent and represents a continued decrease in vacancy as the amount of available and desirable office space dwindles.

      Within the various jurisdictions, Fairfax County has the highest vacancy rate at 6.4 percent, a mere 20 basis points difference from Northern Virginia. Loudoun County reports a 4.9 percent vacancy here, however, it should be noted that they also have the lowest amount of inventory. Overall, each jurisdiction is performing well and contributing to the area's strong performance.

      Since 1994, average asking rental rates have been climbing and reached $21.19 per square foot in the first quarter 1997, with Class A rents at $24.12 per square foot. Between 1994 and 1996, rents increased between $0.25 and $3.00 per square foot for the market as a whole, with the most significant rent spike occurring between 1995 and 1996. Since year-end 1996, rents have increased an additional $0.50 per square foot. Class A rents have spiked at a slightly higher overall pace, with increases of $1.30 to $2.65 per square foot between 1994 and 1996. Again, the most significant increase occurred between 1995 and 1996. Since year-end

================================================================================


                                      -27-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

1996, Class A rents have increased an additional $0.70 per square foot. The following table reiterates historical asking rents for the Northern Virginia submarket.

                 ================================================
                                  Historical Data
                         Northern Virginia Office Market
                            1992 - First Quarter 1997
                 ================================================
                  Year              Class A             Average
                                    Asking               Asking
                                 Rental Rate          Rental Rate
                 ================================================
                  1992              $18.09               $17.48
                  1993              $17.81               $17.05
                  1994              $20.04               $17.27
                  1995              $21.32               $17.65
                  1996              $23.97               $20.68
                 *1997              $24.64               $21.19
                 ================================================

      The Fairfax/Oakton/Vienna office submarket is part of Fairfax County. The county is the largest of the major market segments in Northern Virginia, with
48.1 million square feet of office space. Fairfax County represents 54.9 percent of the Northern Virginia market.

      Fairfax County has six submarkets: Springfield/Seven-Corners/Baileys, City of Fairfax/Route 50, Fairfax/Oakton/Vienna, Tyson's Corner/McLean, Reston/Herndon, and Route 28 Corridor/Dulles. Each of these submarkets competes predominantly within its own boundaries. The following table presents the geographic distribution of the office inventory in Fairfax County, along with other statistical data.

=================================================================================================================
                                      Geographic Distribution of Inventory
                                          Fairfax County Office Market
                                                First Quarter 1997
=================================================================================================================
         Submarket                  Inventory          Direct         Overall           Under          Y-T-D Net
                                                       Vacancy        Vacancy       Construction       Absorption
=================================================================================================================
Springfield/7 Corners/Baileys        3,446,524          14.8%           15.4%                 0           42,568
Merrifield/Route 50                  4,163,635           4.4%            4.8%           150,000           37,290
Fairfax/Oakton/Vienna                8,705,680           6.2%            6.3%                 0          195,130
Tyson's Corner/McLean               17,964,618           4.3%            5.2%            20,140          -71,478
Reston/Herndon                       9,999,213           6.1%            6.7%           102,874           70,381
Route 28 Corridor/Dulles             3,810,532           4.1%            5.5%           300,000          238,161
-----------------------------------------------------------------------------------------------------------------
Total                               48,090,202           5.8%            6.4%           573,014          512,052
=================================================================================================================

      The Route 28/Dulles and Fairfax/Oakton/Vienna submarkets experienced the largest gain in net absorption due to the signing of several large lease deals. MCI Communications leased 154,000 square feet aon Meadow Wood Lane in the Route 28/Dulles submarket, while Columbia Gas and Mantech leased 45,000 and 40,000 square feet, respectively, in the Fairfax/Oakton/Vienna submarket. There are currently four office buildings which can accommodate a tenant looking for 100,000 square feet or greater in Fairfax County. These buildings are located in Fairfax, Herndon, Falls Church, and Tysons Corner. Reportedly, many tenants are already vying for these blocks of space and several large leases are out for signature.

================================================================================


                                      -28-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

      The Fairfax/Oakton/Vienna submarket, with 8.7 million square feet of space, has a 6.2 percent vacancy rate as of the first quarter 1997. This is significantly below the level posted one year prior when the vacancy factor was
13.9 percent (first quarter 1996). Overall, the vacancy rate has been steadily declining since the beginning of the decade. The submarket is typical of the county as a whole and should remain competitive into the future.

      The following chart presents historical vacancy, rental rates and absorption data for the Fairfax/Oakton/Vienna submarket.

================================================================================
                                Historical Data
                   Fairfax/Oakton/Vienna Office Submarket
                           1990 - First Quarter 1997
================================================================================
 Year           Vacancy       Overall Asking Rental Rate      Net Absorption SF
================================================================================
 1990             25.1%                $22.66                      239,663
 1991             29.3%                $19.28                     (387,584)
 1992             27.9%                $15.66                     (61,4532)
 1993             20.3%                $14.27                      438,043
 1994             19.0%                $13.44                      113,272
 1995             13.8%                $13.02                      409,131
 1996              9.1%                $18.32                      525,276
1Q-1997            6.3%                $19.48                      195,130
================================================================================

      As noted, the Fairfax/Oakton/Vienna submarket is one of the medium-sized submarkets in Northern Virginia. It has been stable compared to the larger markets and its access to the County offices makes it very attractive.

      As can be seen, there have been significant rent spikes over the last two years that are directly the result of strong absorption and diminishing availabilities. Rental rates have risen to the point in other parts of Fairfax County (Tysons Corner and Reston) that speculative office construction has begun. The lack of availabilities in this area is likely to be accompanied by similar construction efforts. As a result, we do not expect to see a continuation of material rent spikes above normal inflationary trends.

Current Construction Activity

      With continued tenant demand for quality office space and the desire of many tenants to locate to northern Virginia, this area has already experienced some speculative development. Fore example, in the Dulles Corridor submarket, there is currently one project slated for speculative development which s a six story, 135,000 square foot building scheduled to break ground in September of this year. This project is adjacent to BDM's build-to-suit located at Reston Parkway and Sunset Hills Road which is also scheduled to start construction during September.

Micro Market Analysis

      The subject consists of a 15-year old, seven-story office building located near the interchange of I-66 and U.S. Route 50 in central Fairfax County. It has good accessibility to the rest of the county and is rated as a Class B property.

      On the following page, we have listed eight buildings, exclusive of the subject, containing a total of 1.5 million square feet that are deemed to compete for tenants within the same

================================================================================


                                      -29-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

submarket. The buildings were selected based on age and non-owner occupied status. The available space represents only 6.1 percent of this sample. Asking rents range from $11.00 to $21.00 per square foot, full service.

================================================================================


                                      -30-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                           Competing Office Buildings
                               Micro Market Survey

===================================================================================================================
                                                                                   Average
Rental                                                    Year                      Floor      Quoted Rental Rates
 No.      Name/Address                    Size (SF)       Built      Occupancy      Plate      ($/SF, Full Service)
===================================================================================================================
 1.       Fair Oaks Plaza                  177,789        1986         95%        22,224       $18.00   -   $18.00
          11350 Random Hills Road
          Fairfax, Virginia

 2.       Headquarters Building             81,000        1986         100%       16,200       $19.75   -   $19.75
          11351 Random Hills Road
          Fairfax, Virginia

 3        Fair Oaks Commerce Center        135,961        1988         100%       22,660       $20.00   -   $20.00
          11320 Random Hills Road
          Fairfax, Virginia

 4        One Monument Place               202,608        1990          91%       25,326       $10.00   -   $21.00
          12150 E. Monument Drive                                                                (LL)
          Fairfax, Virginia

 5        Crown Ridge Plaza                188,600        1989         100%       23,575          N/A   -      N/A
          4305 Ridgetop Road
          Fairfax, Virginia

 6        Center Pointe I & II             201,505        1988         100%       18,319       $21.50   -   $21.50
          4000 & 4050 Legato Road          204,000        1990         100%       18,545       $21.50   -   $21.50
          Fairfax, Virginia

 7        One Fair Oaks                    205,000        1987         100%       16,000       $21.00   -   $22.00
          4114 Legato Road
          Fairfax, Virginia

 8        Fifty West Corporate Center I    203,440        1990         100%       40,688       $22.50   -   $22.50
          3975 Fair Ridge Drive
          Fairfax, Virginia

10.       Fair Lakes Court South           117,500        1988         100%       22,800       $17.50   -   $17.50
          4300 Fair Lakes Court
          Fairfax, Virginia

 9.       Greenwood Plaza                  150,961        1985          87%       18,870       $20.00   -   $25.00
          12150 Lee Jackson Hwy
          Fairfax, Virginia

Subject   Oakwood Centre                   128,353        1982         100%       18,336       $20.00   -   $20.00
          11781 Lee Jackson Hwy
          Fairfax, Virginia
                                         ---------                   -----
          Totals:                        1,996,717                      98%
-------------------------------------------------------------------------------------------------------------------


                                      -31-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

Neighborhood Analysis

      The subject property is situated at the western quadrant of I-66 and Route 50 (Lee Jackson Memorial Parkway) in an area of Fairfax County generally referred to as Fair Oaks / Fair Lakes, after the Fair Oaks Regional Mall and the Fair Lakes planned community. The office building is a part of the complex of retail, office, hotel, and residential properties surrounding the Fair Oaks Regional Mall. Oakwood Center is located on the north side of the mall on the drive that circulates traffic around the mall. The subject's neighborhood can be defined as an east/west corridor along U.S. Route 50, extending from I-495 to the east and Centreville Road (Route 28) to the west and extends several miles on each side of the corridor.

Access/Linkage

      The subject neighborhood is part of a rapidly growing area near Fair Oaks Regional Mall. Access to the area is most easily achieved from U.S. Route 50 (east/west) and Legato Road (north/south). Regional access is available via Interstate 66, which has its interchange with U.S. Route 50 a short distance east of the subject. The subject is visible from Route 50.

      The primary traffic carriers in the area include Lee Jackson Memorial Highway (Route 50), West Ox Road, Fairfax County Parkway (north/south), Lee Highway (Route 29, east/west), and Waples Mill Road. Waples Mill Road is a four lane road in the vicinity of the subject, linking the neighborhood with Braddock Road to the south and the Reston/Herndon area to the north. U.S. Route 50 is a four to six lane major arterial in the vicinity of the subject, running east/west. It is one of the most heavily trafficked arterials in the Northern Virginia area. West Ox Road is a six-lane divided arterial in the vicinity of the subject.

      Ingress and egress to the neighborhood is primarily via Route 50 and Waples Mill Road, along with Routes 29 and the Fairfax County Parkway. All of the major arteries are being or have been developed with major commercial projects. The major collector artery in the subject neighborhood is I-66.

Surrounding Land Use Patterns

      Predominant land uses in the subject neighborhood consist of a mixture of commercial developments, including retail centers, office buildings, a regional mall, single-family detached, single-family attached and multi-family residential developments, the Fairfax County government center, and a wide variety of highway commercial uses along the major roadways.

      The Fair Oaks Regional Mall, until the reopening of Tysons Corner Center after its expansion and renovation in 1990, was the largest (1.4 million square feet) regional mall in the Washington Metropolitan area. It is a two level mall that opened in 1981 and has anchor tenants Hecht's, Lord & Taylor, J.C. Penney and Sears. There are an additional 179 specialty stores and 14 restaurants in the mall. This project has been one of the primary stimuli for the development in the Fair Oaks area.

      The Mall has several outparcels which are occupied with office buildings. Two office buildings were built in 1982 and were leased on a multi-tenanted basis. These buildings include The Fair Oaks Building located along Route 50 and Oakwood Center located at the intersection of Route 50 and I-66. In addition, the Fair Oaks Holiday Inn, which is adjacent to Oakwood

================================================================================


                                      -32-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

Center, was enlarged to contain 301 rooms in 1986. The third office building constructed as an outparcel was Greenwood Plaza.

      Across Legato Road and to the west of Fair Oaks Mall, the Evans Company constructed One Fair Oaks in 1987, a twelve-story, 214,000 square foot office building leased in its entirety to Mobil Oil. Just north of One Fair Oaks, at the intersection of West Ox Road and Legato Road, is the Center Pointe project by Richmarr Construction Company. The phased development is improved with twin office buildings (Centerpointe I and II) totaling 424,143 square feet of GBA. In addition, a 180,176 square foot, 12-story, 240 unit residential building is planned for the site.

      Fair Lakes is a mixed-use development about two miles west of the Fair Oaks development and is the largest along the I-66 corridor with a total potential office development of 4.5 million square feet of space. Buildings already completed include the 126,000 square foot Fair Lakes I which was delivered in July 1986; the 44,000 square foot AFCEA Building which was delivered during the summer of 1986 and is 100 percent leased; the 230,000 square foot TRW Building which is 100 percent owner-occupied; the 65,000 square foot NVBIA Building; the 186,000 square foot Fair Lakes II Building; the 63,000 square foot Mohasco Building which is 100 percent owner-occupied; the approximately 65,000 square foot AAA building and the 75,000 square foot Datatel Building. A new office project was recently delivered as a build-to-suit for AMS.

      Additional projects within Fair Lakes include The Pentlands, mirror image six-story 115,000 square foot office buildings, a Hyatt Hotel and the adjacent 11-story, 275,000 square foot Hyatt Plaza Office Building which is leased to Aetna. The residential component of Fair Lakes includes three apartment projects and several townhouse / condominium projects. A small strip retail plaza (tenants such as Mobil Oil, a dry cleaner, beauty salon, restaurant, branch bank) is located within the park. The Galleria At Fair Lakes, an upscale, three-level mall in Fair Lakes was proposed on the site. However, due to changes in the local market and the economy, the site was developed with a major retail project that includes BJ's Wholesale Club, Walmart, and Hechingers as anchors. Several restaurants have also been constructed on pad sites at the center.

      The Centennial Gateway Center, slated to total 1.8 million square feet of space upon completion, is a mixed-use development including residential, commercial and office space. The Gateway project is located at the intersection of Route 50 and West Ox Road. The first office building within Gateway, One Monument Place, a 9-story office building containing 194,000 square feet, was completed in 1989.

      FairField, a $90 million proposed project by NVCommercial, is located at the intersection of West Ox Road and I-66, just west of Fair Oaks Mall. The project will include four office buildings with a total of 437,000 square feet of space. The buildings will range in size from two-to seven-stories in height and will be built over the next three to four years. Kaiser Permanante has purchased one of the sites and completed a build-to-suit office building. The road construction of FairField now extends Fair Lakes Parkway from West Ox Road to Monument Drive, thereby connecting Fair Oaks Mall to the Fairfax County Parkway (formerly known as the Springfield Bypass).

================================================================================


                                      -33-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Office Market Analysis
================================================================================

      Located diagonally across the intersection of Route 50 and I-66 from the Fair Oaks Mall is the Fairfax Executive Park, the oldest of the office parks in the area. Some brokers refer to it as the "brickyard", due to the abundance of low-rise red brick buildings erected there in the early 1980s. This park is located at Waples Mill Road north of Route 50, and is the least controlled environment of the parks in the area. E Systems is the largest tenant, with around 200,000 square feet (E Systems plans on vacating this building in the near future). The park has a total of around 1.45 million square feet. Because these buildings are older and stabilized, the occupancy is relatively high. There are about two or three first-class structures in this park.

      Directly across Route 50 from Waples Mill Road are a few office buildings along Random Hills Road. This area is not really connected to any particular office park, although the completion of Random Hills Road to the new Government Center Parkway ties the above Fairfax Executive Park with these area. Due to the very large wooded tract separating the government center and those buildings on Random Hills Road at Route 50, most persons do not consider them one park, and indeed Random Hills Road was somewhat of an orphan subdivision until the government center was built there this year. Prominent buildings in this area are Fair Oaks Commerce Center, Fair Oaks Plaza, and Crown Ridge Plaza.

      The primary retail facility in the area is Fair Oaks Regional Mall, and development extends along all sides of the intersection of Routes 50 and 29. Strip shopping centers are common in this area, and include centers such as Price Club Plaza, Fairfax Court, Greenbriar Towne Center, Fair Lakes Center, Fairfax Center, Jermantown Square, K-Mart Plaza, Kamp Washington Shopping Center, and Sully Place.

Summary

      The subject property benefits from its location at an easily accessible intersection in central Fairfax County. Based on the improvements in office occupancy and anticipated increases in rental rates, along with the area's good accessibility, it is clearly capable of capturing a fair share of the demand of office space as the Fairfax County economy grows. The neighborhood has good regional drawing power by virtue of the roadway network serving it. The anticipated trend for the subject neighborhood is for continued growth and stabilization into the foreseeable future.

================================================================================


                                      -34-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            PROPERTY DESCRIPTION
================================================================================

Site Description

Location:                               11781 Lee Jackson Memorial Highway (U.S.
                                        Route 50) Fairfax, Fairfax County,
                                        Virginia

                                        North side of the ring road surrounding
                                        Fairoaks Regional Mall

Shape:                                  Irregular (See facing page)

Land Area:                              4.25301 acres, 185,261 square feet

Frontage:                               720 feet along ring road
                                        570 feet along U.S. Route 50

Topography:                             Generally level and on-grade with the
                                        ring road

Street Improvements:                    Curb and gutter, paved parking lot,
                                        two-level parking deck; landscaping

Access: Access to the subject is direct via Legato Road to the ring road, with West Ox Road, U.S. Route 50 and I-66 being primary collector arteries. Access to the site is considered good.

Site Disclaimers

Soil Conditions:                        We did not receive nor review a soil
                                        report. However, we assume that the
                                        soil's load-bearing capacity is
                                        sufficient to support the existing
                                        structures. We did not observe any
                                        evidence to the contrary during our
                                        physical inspection of the property. The tract's drainage appears to be adequate.

Land Use Restrictions:                  We were not given a title report to
                                        review. We do not know of any easements, encroachments, or restrictions that would adversely affect the site's use.
                                        However, we recommend a title search to
                                        determine whether any adverse conditions exist.

Flood Hazard:                           Drainage of the tract appears to be
                                        adequate and ties into the overall Fair
                                        Oaks Mall drainage system. According to
                                        the Fairfax County Mapping Service, Base
                                        Property Mapping Branch, Division of
                                        Communications, the subject parcel does
                                        not lie in floodplain, based on studies
                                        done of the County by the U.S.
                                        Geological Survey.

================================================================================


                                      -35-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

Wetlands:                               We were not given a Wetlands survey. If
                                        subsequent engineering data reveal the
                                        presence of regulated wetlands, it could materially affect property value. We recommend a wetlands survey by a competent engineering firm.

Hazardous Substances:                   We observed no evidence of toxic or
                                        hazardous substances during our
                                        inspection of the site. However, we are
                                        not trained to perform technical
                                        environmental inspections and recommend
                                        the services of a professional engineer
                                        for this purpose.

Improvements Description

      The following description of improvements is based upon our physical inspection of the improvements along with our discussions with the building manager.

General Description

    Year Built:                         1982

    Number of Floors:                   7

    Gross Building Area:                132,257 square feet

    Net Rentable Area:                  128,353 square feet

    Typical Floor Plate:                18,340 square feet

Construction Detail:

    Foundation:                         Reinforced concrete slab on grade over
                                        polyethylene vapor barrier. Parking deck is concrete slab.

    Framing: Structural steel. Parking deck is precast, prestressed concrete with reinforced precast concrete parapet panels.

    Floors:                             Reinforced concrete on metal decking

    Exterior Walls:                     Pre-cast concrete panels and grey
                                        insulated glass

    Roof Cover:                         Elastomeric flexible sheet roof system
                                        with 2.5 rigid insulation. The membrane
                                        is covered with gravel ballast.

    Windows: Exterior windows have anodized black metal frames with grey insulated glass.

    Pedestrian Doors:                   Glass in metal frame

================================================================================


                                      -36-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

    Loading Doors                       Metal doors.

 Mechanical Detail

     Heating and Cooling:               The building is heated and cooled by
                                        electric heat pumps, boilers and heated
                                        air curtains powered by supply air fans.

     Elevator Service:                  4 elevators, including one for freight
                                        use

     Fire Protection:                   Fully sprinklered, fire alarm system and
                                        smoke control system

     Security:                          Electronic control cards for after hours
                                        access

 Interior Detail

     Layout: The core area includes four elevators, one men's and women's restroom, one telephone closet, two staircases and two mechanical closets.

     Floor Covering:                    Commercial grade carpet and/or vinyl
                                        tiles. The lobby area has marble based
                                        floors.

     Walls:                             Drywall finished with paint or vinyl
                                        wall coverings.

     Ceilings:                          Acoustic ceiling tiles in suspended
                                        metal grid

     Lighting:                          Recessed florescent and incandescent
                                        lighting

     Restrooms:                         Ceramic tiled floors and vinyl covered
                                        walls with Mylar counters around sinks.
                                        Ceramic wall covering around the stalls.

Site Improvements

     Parking: An asphalt paved and striped lot marked for 300 vehicles and a two-level parking deck for another 181 vehicles.

     On-Site Landscaping:               Perimeter heavily landscaped with trees,
                                        shrubs and grass.

Improvements Disclaimers

Americans With Disabilities Act:        The Americans With Disabilities Act
                                        (ADA) became effective January 26, 1992.
                                        We have not made, nor are we qualified
                                        by training to make, a specific
                                        compliance survey and analysis of this
                                        property to determine whether or not it
                                        is in conformity with the various
                                        detailed requirements of the ADA. It is
                                        possible that a compliance survey and a
                                        detailed analysis of the requirements of the

================================================================================


                                      -37-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Property Description
================================================================================

                                        ADA could reveal that the property is
                                        not in compliance with one or more of
                                        the requirements of the Act. If so, this fact could have a negative effect upon the value of the property. Since we have not been provided with the results of a survey, we did not consider possible non-compliance with the requirements of ADA in estimating the value of the property.

Hazardous Substances:                   We are not aware of any potentially
                                        hazardous materials (such as
                                        formaldehyde foam insulation, asbestos
                                        insulation, radon gas emitting
                                        materials, or other potentially
                                        hazardous materials) which may have been used in the construction of the improvements. However, we are not qualified to detect such materials and urge the client to employ an expert in the field to determine if such hazardous materials are thought to exist.

Design Features and Functionality:      The building has a very functional floor
                                        plate size and arrangement that
                                        accommodates both single and multi-
                                        tenant layouts.

Physical Condition:                     The premises appear to be in good
                                        condition overall. The main lobby area
                                        is attractively finished, though the
                                        upper level elevator lobbies are small
                                        compared to Class A buildings in the
                                        neighborhood. Additionally, the exterior appearance of the premises is dated.

                                        We did not inspect the roof of the
                                        building or make a detailed inspection
                                        of the mechanical systems. The
                                        appraisers, however, are not qualified
                                        to render an opinion as to the adequacy
                                        or condition of these components. The
                                        client is urged to retain an expert in
                                        this field if detailed information is
                                        needed about the adequacy and condition
                                        of mechanical systems.

Personal Property Included              None
   In Value Estimate

================================================================================


                                      -38-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             REAL PROPERTY TAXES AND ASSESSMENTS
================================================================================

      The subject property is in the taxable jurisdiction of Fairfax County, which assesses real property at a ratio of 100 percent of ad valorem value on a calendar year basis. The 1997 calendar year is the most recent year for which assessed valuation and property tax information is available. The 1998 assessments and tax rates will be available in March or April of that year. For tax assessment purposes, the subject property is identified as Tax Parcels 046-3-8-18D1, 046-4-9-18B1, and 046-4-9-18C1.

Tax Rates

      The 1997 tax rate for Fairfax County, along with a five year prior history, is presented in the following table.

================================================================================
                       Tax Rate Per $100 of Assessed Value
      Taxing Authority      1993        1994       1995       1996        1997
--------------------------------------------------------------------------------
                          Tax Rate    Tax Rate   Tax Rate   Tax Rate    Tax Rate
================================================================================
      Fairfax County      $1.1828     $1.1614    $1.1614    $1.2310     $1.2300
================================================================================

      As can be seen, the tax rates were relatively flat through 1995. In 1996, however, the rate increased by six percent over the 1995 rate, with little change going into 1997.

      It is difficult, at best to judge the likelihood of future tax rate increases when viewing only a short history. Tax rates tend to increase or decrease based upon the combined influences of changes in property values and increasing governmental budgetary needs as the jurisdiction tries to maintain a pace with inflationary pressures. Nonetheless, over the long term the county tax rates show an upward trend and we would expect tax rates to increase in incremental bumps.

Tax Assessment

      The subject's current assessment is presented in the following table.

================================================================================
                        Oakwood Center: 1997 Assessments
--------------------------------------------------------------------------------
Assessment           046-1-8-18D1   046-4-9-18B1   046-4-9-18Cl      Total
--------------------------------------------------------------------------------
Land                $    270,490   $    942,640   $    791,395    $ 2,004,525
Improvements        $         --   $         --   $ 10,349,080    $10,349,080
                    ------------------------------------------------------------
Total               $    270,490   $    942,640   $ 11,140,475    $12,353,605
Tax Rate                                                     X         0.0123
                                                                  -----------
Tax Liability                                                     $   151,949
$/SF NRA                                                          $      1.18

================================================================================

      The current assessment of $12,353,605 is 11.7 percent below the value conclusion reached in the report, though its increases have followed the upward trend of office building selling prices in the market. With rental rates and selling prices increasing in Fairfax County, it is likely that the Assessor's Office will be seeking increases in assessments. Accordingly, we

================================================================================


                                      -39-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Real Property Taxes And Assessments
================================================================================

have assumed a step increase to $13.8 million (roughly the value conclusion) in the first year of the analysis, followed by a general inflationary trend.

Ad Valorem Tax Conclusions

      As discussed above, the current tax associated with the property is $151,949 for the tax year ending December 31, 1997. The taxes are current. Taking into consideration future tax rate increases as well as the potential increases in the subject's assessed value, we have projected that taxes will increase to $169,740 in 1998, and then increase at a rate consistent with inflation, or 3.5 percent annually. We have assumed that most of the increase in the tax liability can be "contractually" passed through to the tenants. There is risk in this assumption, however, as some tenants may strenuously object, thus ownership is required to make a "business decision", if you will, regarding the passthrough. In other words, the landlord may waive part or all of the passthrough in some cases to strengthen the chance of retaining particular tenants. In our analysis, we have attempted to account for the increased risk in the selection of rates. Overall, the increase is in keeping with historical trends in Fairfax County, in general and the subject property, in particular.


================================================================================


                                      -40-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          ZONING
================================================================================

      The governing agency for zoning is the Fairfax County Planning and Zoning Commission. The zoning designation of the subject property is C-7, Regional Retail Commercial District. The C-7 zoning category has been established to provide locations for a full range of retail commercial and service uses which are oriented to serve a regional market area containing 100,000 or more persons. The district should be located adjacent to major transportation facilities and development within the district should be encouraged in centers that are planned as a unit. (Source: Fairfax County Zoning Ordinance Chapter 112, as of August, 1988, Article 4 Part 7 Section 4-701, Page 4-29.)

      Uses permitted under the C-7 zoning include amusement arcades, churches, drive-in banks, eating establishments, funeral homes, health clubs, hotels, motels, offices, retail sales establishments, theatres, veterinary hospitals, etc.

      Uses permitted by a special permit include child care centers and nursery schools with less than 100 students daily, commercial recreation uses limited to billiard and pool halls, bowling alleys, commercial recreation parks, commercial swimming pools, tennis courts, miniature golf courses, outdoor recreational uses limited to baseball hitting and archery ranges and golf courses, etc. In addition, there are also special exception uses which are permitted which are further detailed in the zoning regulations.

      Under the original C-7, Regional Retail zoning, the following restrictions apply:

      Minimum Lot Area:                     40,000 s.f.
      Minimum Lot Width:                    200 feet
      Building Height:                      90 feet1
      Front Setback:                        45 degree angle
                                            of bulk plane, not
                                            less than 40'
      Side Setbacks:                        None
      Rear Setback:                         20 feet
      Maximum FAR:                          0.802
      Green Area:                           15% of site
      Parking:                              4.5 spaces / 1000 SF NRA, or 577
                                            spaces

      ----------------------------------------------------------------------
      1. The maximum building height restriction is often waived during the site plan approval process.
      2.    An increase to 1.00 FAR may be permitted by the Board

      We are not experts in the interpretation of complex zoning ordinances. Based on a gross building area of approximately 132,257 square feet, the property is improved to about a 0.72 FAR density. As the building went through the approval process at the time of construction, we assume that its height variance was approved and that it is a legal, non-conforming structure. The formal determination of compliance is beyond the scope of a real estate appraisal.

      To the best of our knowledge, there are no known deed restrictions (private or public) which would further limit the use of the subject property. This statement should not be taken as a guarantee or warranty that no such restrictions exist. Deed restrictions are a legal matter and

================================================================================


                                      -41-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          Zoning
================================================================================

only a title examination by an attorney would normally uncover such restrictive covenants. Thus, an examination by a title attorney is recommended on the subject property if any questions regarding such restrictions arise.

================================================================================


                                      -42-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            HIGHEST AND BEST USE
================================================================================

Highest and Best Use of Site as Though Vacant

      According to the Dictionary of Real Estate Appraisal, Third Edition
(1993), a publication of the Appraisal Institute, the highest and best use of the site as though vacant is defined as:

      Among all reasonable, alternative uses, the use that yields the highest present land value, after payments are made for labor, capital, and coordination. The use of a property based on the assumption that the parcel of land is vacant or can be made vacant by demolishing any improvements.

Legally Permissible

      The subject's zoning classification permits development of office, retail, and service related uses. Office uses with a ground level retail or service components are consistent with the overall development of the area.

Physically Possible

      The subject site contains approximately 4.25 acres of land, with frontage along the ring road surrounding Fairoaks Regional Mall and visibility above the tree lines to U.S. Route 50. The size and configuration of the site is felt to provide a suitable land use and/or development potential for a wide variety of possible and ordinary suburban land uses. Municipal utilities would adequately provide for nearly all uses. Street improvements are also adequate.

Financially Feasible

      Several features of the subject property indicate that office or hotel use is the highest and best use of the subject property. First, while a retail use is an obvious use given the proximity to the mall, retail uses are typically low density, and would not, therefore, generate the greatest overall site value. Second, a motel already exists adjacent to the subject and there is only moderate demand for hotel space in the locale, suggesting that another hotel at this site might be in advance of demand. Finally, the office markets have returned to the point where rents are supporting new development, occupancies are very high and new development is occurring or being discussed in many locations in Fairfax County. Office uses are usually at a high density and would create incremental value over lower density uses.

      Based on the above, we have concluded that the highest and best use of the subject, as vacant, is as an office building with surface and/or decked parking.

Highest and Best Use of Property as Improved

      According to the Dictionary of Real Estate Appraisal, highest and best use of the property as improved is defined as:

      The use that should be made of a property as it exists. An existing property should be renovated or retained so long as it continues to contribute to the total market value of the property, or until the return from a new improvement would more than offset the cost of demolishing the existing building and constructing a new one.

================================================================================


                                      -43-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Highest and Best Use
================================================================================

      Unlike the previous analysis of the subject site as vacant, this analysis considers the subject property as currently improved with an evaluation as to the physical, legal, and financial appropriateness of the existing land use.

Legal Considerations The subject site, as presently improved, represents a legal, conforming use.

Physical Considerations

      The subject site has been improved with the existing structure and, based upon our observation, there are no apparent physical factors such as soils, drainage, or other site characteristics that would adversely affect the continued utility and/or existence of the subject improvements.

Financially Feasible

      The use of the subject improvements is considered to contribute in an economic manner to the subject site. Occupancy levels at the subject property are slightly consistent with competing buildings in the market.

      Land sales for speculative office development have begun to occur in the western portions of Fairfax County where land is most plentiful. Unit prices have generally been between $18 and $25 per FAR foot. However, a brief test of reasonableness tells us that redevelopment of the site is not likely. Given the range of value indicators developed in this report, or generally in the $12.0 to $13.0 million range, and assuming an office project could be built on the site to the legally permissible density of 0.80 FAR, the land's value would have to be in excess of $81 to $88 per FAR foot to justify buying the property, demolishing the improvements, and beginning anew. Hence, given our final value conclusion there is obviously sufficient value in the property, as improved, to negate any possible redevelopment of the tract for the foreseeable future.

      As a result, the subject is forecast to provide an adequate return to the land, both on an intermediate and long-term basis. This conclusion is supported by the data and analysis presented in the balance of this report. Our conclusion is contingent upon property management maintaining a course of action which will be conducive to maximizing value.

================================================================================


                                      -44-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               VALUATION PROCESS
================================================================================

      In this appraisal, we have used the Sales Comparison Approach and the Income Capitalization Approach to develop a market value estimate.

      The Cost Approach has been omitted from this analysis for the following reasons:

      o First and foremost, the value being sought is the leased fee estate, whereas the Cost Approach normally depicts the fee simple estate. Therefore, the interest being appraised cannot be reflected by the Cost Approach in its traditional form. The current average rent at the subject property is $14.50 per square foot, where new construction is being justified at full service rents at or above the mid-$20s per square foot. Thus, the leased fee impact on the subject's value is significant.

      o Lastly, one of the most persuasive reasons for not using the Cost Approach is the fact that market participants do not typically use this approach as a determinant of value but rather as a reasonableness test that they are paying less than replacement cost. While not justification in itself to omit the approach, it does underscore its overall lack of relevance in the market place. Accordingly, while we have omitted a full Cost Approach analysis, we have included a replacement cost estimate in the Addenda to the report.

      In the Sales Comparison Approach, we performed the following steps:

      o Searched the market for recent office building sales within the Northern Virginia market which contain similar physical and economic characteristics to the subject property.

      o Analyzed differences between those sales and the subject on the basis of the sales price per square foot and extracted overall capitalization rates.

      o Correlated the various value indications into a point value estimate from within the range.

      In developing the Income Capitalization Approach, we:

      o Studied rents in effect in the immediate and competing areas to estimate potential rental income at market levels for office, and industrial uses.

      o Studied the recent history of operating expenses at the subject property and competing properties to estimate an appropriate level of stabilized expenses and reserves for replacement.

      o Estimated net operating income by subtracting stabilized expenses from potential gross income after deduction for vacancy and collection loss.

      o Prepared a discounted cash flow analysis in which the estimated income and expenses over a projected holding period, and the estimated property value at the time of reversion, are discounted at an appropriate rate to estimate present market value.

================================================================================


                                      -45-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               Valuation Process
================================================================================

      In estimating the final value, we performed the following:

      o Reviewed and re-examined each of the approaches to value which were employed.

      o Considered the type and reliability of the data used and applicability of each approach.

      o     Reconciled the approaches to a final value conclusion.

================================================================================


                                      -46-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       SALES COMPARISON APPROACH
================================================================================

Methodology

      In the Sales Comparison Approach, we estimated value by comparing this property with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

      By analyzing sales that qualify as arms-length transactions between willing and knowledgeable buyers and sellers, we can identify value and price trends. The basic steps of this approach are:

      1. research recent, relevant property sales and current offerings throughout the competitive area;

      2. select and analyze properties that are similar to the property appraised, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional, or locational factors;

      3. identify sales that include favorable financing and calculate the cash equivalent price;

      4. reduce the sale prices to a common unit of comparison such as price per square foot of net rentable area, effective gross income multiplier, and overall capitalization rate;

      5. make appropriate comparative adjustments to the prices of the comparable properties to relate them to the property being appraised; and

      6. interpret the adjusted sales data and draw a logical value conclusion.

      In this instance, the sale prices inherent in the comparables were reduced to those common units of comparison used to analyze improved properties that are similar to the subject. Of the available units of comparison, the sales price per square foot of net rentable area (used by buyers, sellers, and brokers), as well as the effective gross income multiplier (EGIM), employed predominately by appraisers, are the most commonly used measurements to value office buildings in the marketplace.

      From an appraiser's perspective, the EGIM is probably a more discernible indicator of value because it considers the income characteristics which in turn dictate the price per square foot paid. Also, the selection of an EGIM is generally less subjective than trying to correlate the sales price per square foot methodology. However, given the limited number of recent data points, this latter approach will not be applied and we will rely on the per square foot analysis.

      The comparable sales included herein were selected for their high occupancy levels, ranging from 95 to 100 percent at the time of sale. On the following page is a summary of recent market data considered to be most indicative of the subject's current market value. Detail sheets describing these sales can be found in the Addenda of this report.


================================================================================


                                      -47-
                                                             CUSHMAN &
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                                                     VALUATION ADVISORY SERVICES
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

                                 Oakwood Center
                            Fairfax County, Virginia

                    Comparable Office Building Sales Summary

====================================================================================================================================
  Comp.                                                       Year               Net       Land                  Cash     Sale Price
  Sale                                            Sale       Built/     No.    Rentable    Area     Percent   Equivalent   Per SF
  No.         Name/Location                       Date     Renovated  Stories  Area (SF)  (Acres)  Occupied   Sale Price     NRA

  I-1     Centrepointe I & II                     May-97      1988      11      408,111    17.00    100.0%    $55,000,000  $134.77
          4000 and 4050 Legato Road                           1990
          Fairfax, VA

  I-2     8280 Greensboro Drive                   Apr-97      1985       9      205,341     2.64     97.0%    $30,000,000  $146.10
          McLean, VA                                                                              (Estimate)

  I-3     Tysons Office Center                    Apr-97      1981       9      142,000     2.58    100.0%    $16,000,000  $112.68
          8133 Leesburg Pike
          Vienna, VA

  I-4     Cameron Office Park I                   Oct-96      1991       6      143,707     4.28     95.0%    $15,400,000  $107.16
          3601 Eisenhower Avenue
          Alexandria, VA

  I-5     Nortel Building                         Aug-96      1989      10      252,315     6.61    100.0%    $35,000,000  $138.72
          2010 Corporate Ridge Road
          McLean, VA

  I-6     Reston Plaza I and II                   Jul-96      1985       3      126,557     4.72    100.0%    $13,650,000  $107.86
          12020 and 12030 Sunrise Valley Drive
          Reston, VA

  I-7     Executive Park III                      May-96      1985       6      104,620     5.31    100.0%    $12,200,000  $116.61
          1850 Centennial Park Drive
          Reston, VA
====================================================================================================================================

Subject   Oakwood Center
          11781 Lee Jackson Memorial Hwy          N/A         1982       7      128,353     2.25     99.4%
          Fairfax, Fairfax County, VA

====================================================================================================================================

                                                  Low:        1980              104,620     2.58    95.00%    $55,000,000  $107.16
          Data Range:                             High:       1995              408,111    17.00   100.00%    $55,000,000  $146.10
                                                  Mean:       1986              197,522     6.16    98.86%    $25,321,429  $123.41

====================================================================================================================================

 o        Projected from first year of DCF Analysis
 NRA      Net Rentable Area
 EGI      Effective Gross Income

====================================================================================================================================


  Comp.                                                                    Expense           Overall
  Sale                                                                      Ratio        Capitalization
  No.         Name/Location                                   EGIM         (EGI)             Rate
========================================================================================================
  I-1     Centrepointe I & II                                  N/A           N/A              N/A
          4000 and 4050 Legato Road
          Fairfax, VA

  I-2     8280 Greensboro Drive                                N/A           N/A             8.75%
          McLean, VA

  I-3     Tysons Office Center                                 N/A           N/A              N/A
          8133 Leesburg Pike
          Vienna, VA

  I-4     Cameron Office Park I                                6.97         40.6%            8.52%
          3601 Eisenhower Avenue
          Alexandria, VA

  I-5     Nortel Building                                      N/A           N/A             9.00%
          2010 Corporate Ridge Road
          McLean, VA

  I-6     Reston Plaza I and II                                6.86         49.2%            7.40%
          12020 and 12030 Sunrise Valley Drive
          Reston, VA

  I-7     Executive Park III                                   6.89         40.2%            8.70%
          1850 Centennial Park Drive
          Reston, VA
========================================================================================================

Subject   Oakwood Center
          11781 Lee Jackson Memorial Hwy                                    42.3%
          Fairfax, Fairfax County, VA

========================================================================================================

                                                  Low:         N/A          40.2%            7.4%
          Data Range:                             High:        6.97         49.2%            9.0%
                                                  Mean:        6.91         43.3%            8.5%
========================================================================================================

                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

Sales Price Per Square Foot Analysis

      The seven comparables indicate sales prices ranging from $107.16 to $146.10 per square foot of net rentable area on a cash equivalent basis. These prices per square foot have been influenced by differences in construction quality, condition of the premises, character of the tenancy, and location. Nevertheless, it is important to address each property in terms of the conventional sequence of adjustments. Following are those considerations which are relevant to the subject. The first three elements must be considered in advance of applying any other compensating factors to derive value conclusions via the sales price per square foot methodology. These same three factors must also be addressed before the selection of an effective gross income multiplier.

Property Rights Conveyed

      As shown in the summary table, all of the comparables are encumbered by existing leases; therefore, the leased fee estate was conveyed in each case. As such, no adjustments are warranted for differences in property rights conveyed.

Seller Financing/Cash Equivalency

      All of the comparables were sold on the basis of cash to the seller. Thus, we have made no adjustments to the comparables for seller financing.

Conditions of Sale

      We identified no special motivational conditions concerning the comparables; therefore, no adjustments for conditions of sale were made.

Date of Sale

      As shown in the summary table, the transactions occurred between May 1996 and May 1997, a period of one year. As mentioned in the preceding Office Market Analysis, the overall office market in the Washington, D.C. metropolitan area has strengthened over the past 12 to 24 months, with the Northern Virginia markets being the most active and rapidly improving section of the metropolitan area.

      All of the comparables sold during a period of continuing improvement and active investment. Sales prices appear to be showing an increasing trend, though the short time period in which the transactions occurred as well as the various physical and economic differences between them make a definitive analysis difficult. Thus, while interviews with investors and our own analysis of the data suggests values may have increased over this period, we have not specifically made a market conditions adjustment. Rather we will conclude to the upper end of the adjusted value indications.

Other

      Most of the additional considerations for the comparables involve locational issues, design and quality elements, and economic factors. Location and economics are interrelated and the following chart provides pertinent information about the various submarkets in which the subject and the comparables are located. The data, which is as of First Quarter 1997, relates to the overall markets. It is noted that the subject's average rental rate is currently $14.50 per square foot but its most recent leases and its asking rent are closer to the $18.00 per square foot level.

================================================================================


                                      -49-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
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

                                                       Sales Comparison Approach
================================================================================

   ==========================================================================
                  Occupancy and Rental Data by Submarket
   ==========================================================================

   Submarket              Occupancy Rate   Average Class A    Average Overall
                                             Rental Rates       Rental Rates
                                                Per SF             Per SF
   ==========================================================================
   Fairfax/Oakton/Vienna       93.7%           $21.96              $19.48

     Merrifield/Route 50       95.2%           $23.54              $17.65

   Tysons Corner/McLean        94.8%           $24.12              $22.46

      Reston/Hemdon            93.3%           $23.17              $20.02

   Huntington/Eisenhower       96.3%           $19.50              $21.16
   ==========================================================================

Analysis of Specific Comparables

      Comparable I-1, Centrepointe I and II, are located a mile or two west of the subject. The project consists of two, eleven story, Class A office buildings that were 100 percent occupied, primarily by AMS. The tenant was expanding in the second building. Rental rates were reported to be below market. They are superior quality buildings with a better location, and are superior in that respect. The buildings are very superior to the subject in terms of quality, rent roll and somewhat superior in terms of location. Overall, a downward adjustment is necessary to equate the comparable to the subject.

      Comparable I-2, 8280 Greensboro Drive, is a Class A-, nine-story office building in the Tysons Corner market. It was close to 100 percent occupied according to the buyer, who would disclose only that their going in capitalization rate was near 8.75 percent. The building is in a superior location to the subject and is a superior quality. As perspective on the differential, recent lease comparables for this quality building in Tysons Corner have been in the mid-$20s per square foot. Overall, a downward adjustment is necessary to equate the comparable to the subject.

      Comparable I-3, Tysons Office Center, is a Class A-/B+, nine-story office building located on Route 7 in the Tysons Corner submarket. While in a superior market to the subject, it is of a similar vintage, though with a more appealing exterior facade. The asking rents at the time of sale were $20 per square foot compared to the subject's best recent leasing at $18 per square foot. While superior in some respects, it is similar to the subject in that the comparable also has a significant number of leases at below market rents which the purchaser expects to roll to market over the next three years. Given the locational superiority and the economic similarities, the building is rated as being only slightly superior to the subject. Overall, a slight downward adjustment is necessary to equate the comparable to the subject.

      Comparable I-4, Cameron Office Park, Building 1, is a six story, Class A office building constructed in 1991 and 95 percent occupied at the time of sale. It has good access and visibility to the interstate highways. The tenancy was very stable until 1999 and 2000 when 80 percent of the building rolls over. The buyer did not perceive this as a problem, but as an opportunity to increase the rents. The sale is considered similar to the subject in this respect,

================================================================================


                                      -50-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

though the timing of being able to capture rent increases is somewhat different. Overall, no adjustment is deemed necessary to equate the comparable to the subject.

      Comparable I-5, the Nortel Building on Corporate Ridge Road in McLean, is a good quality, ten-story, office building constructed in 1989 that was 100 percent occupied at the time of sale. The seller occupied 57 percent of the building and had signed itself to a market level lease prior to sale. There is limited tenant turnover until 2001. From an economic standpoint, existing net operating income at the comparable was $3.76 per square foot higher than the subject. Downward adjustments are necessary, therefore, to equate the comparable's superior rent levels and tenant stability to the subject.

      Comparable I-6, Reston Plaza I and II, are two, three-story brick office buildings on Sunrise Valley Drive in Reston, Virginia. They are physically similar to the subject. They sold 100 percent occupied with average rents several dollars below market, but with a net operating income about $0.74 per square foot more than the subject. Thus, the purchaser acquired the property recognizing that there was significant room for increasing income. Overall, the project was similar to the subject in terms of existing income and value appreciation potential. Overall, no adjustment is deemed necessary to equate the comparable to the subject.

      Comparable I-7, Executive Office Park III, also in Reston, was the sale of a 100 percent occupied, six-story, brick office building constructed in 1985. This building was also leased at below market rents, estimated by the seller to be about $3.40 per square foot. Net operating income was roughly $1.42 per square foot higher than the subject. Their estimate of market rent for the building was also slightly above the subject's. Tenancy was stable for three years then followed by 59 percent turnover in 1999 and 2000. Thus, the subject's turnover risk makes it somewhat similar to comparable. Overall, a small downward adjustment is necessary to equate the comparable to the subject.

      The following chart summarizes how each sale compares to the subject property from a physical, locational and economic (occupancy and rental rate) standpoint.

================================================================================


                                      -51-
                                                             CUSHMAN &
                                                             WAKEFIELD(R)
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                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       Sales Comparison Approach
================================================================================

================================================================================
                            Improved Sales Comparison
================================================================================
                                                Sales         Overall Rating
  Comp.             Property                    Price          Relative to
   No.                                          Per SF         the Subject(l)
================================================================================
   1-1       Centrepointe I & II               $134.77              Very
             Fairfax, VA                                          Superior

   1-2       8280 Greensboro Drive             $146.10              Very
             McLean, VA                                           Superior

   1-3       Tysons Office Center              $112.68            Somewhat
             Vienna, VA                                           Superior

   1-4       Cameron Office Park I             $107.16            Overall
             Alexandria, VA                                       Similar

   1-5       Nortel Building                   $138.72              Very
             McLean, VA                                           Superior

   1-6       Reston Plaza I and II             $107.66            Overall
             Reston, VA                                           Similar

   1-7       Executive Park III                $116.61            Somewhat
             Reston, VA                                           Superior
================================================================================
   Note 1: Considers the effect of all adjustments.
================================================================================

      Because of the multiple differences inherent in office properties with respect to quality and design, location, and economics, not to mention the quality of the tenant base, mathematical adjustments for the reasoning noted above would be extremely difficult, at best. Overall, Comparables 1-3, 1-4, 1-6 and 1-7 are considered the most similar to the subject in terms of economics, tenant stability and quality. They range in price from $107.16 to $116.61 per net rentable square foot. Accordingly, we have concluded at a- value range for the subject between $105 and $115 per net rentable square foot. When applied to the net rentable area, our estimated value range by the Sales Price Per Square Foot method is $13,600,000 to $15,000,000, rounded.

================================================================================
                    Sales Price Per Square Foot Unit Analysis
================================================================================
SF NRA               X         Unit Price ($/SF)     =       Value Estimate
================================================================================
128,353              x             $105.00           =       $13,477,065.00
128,353              x             $115.00           =       $14,760,595.00
--------------------------------------------------------------------------------
                       Rounded: $13,500,000 to $14,800,000
                            or $105.18 to $115.30/SF
================================================================================

================================================================================


                                      -52-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  INCOME CAPITALIZATION APPROACH
================================================================================

Methodology

      The Income Capitalization Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of "anticipation" underlies this approach in that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated, and the most appropriate capitalization method must be selected.

      The two most common methods of converting net income into value are direct capitalization and discounted cash flow analysis. In direct capitalization, net operating income is divided by an overall rate extracted from market sales to indicate a value. In the discounted cash flow method, anticipated future net income streams and a reversionary value are discounted to an estimate of net present value at a chosen yield rate (internal rate of return).

      In our opinion the discounted cash flow method is appropriate. The discounted cash flow analysis is generally thought to be the best method for evaluating income producing properties purchased for investment. Forecasted future patterns of income and expenses are modeled to reflect perceived investor expectations.

Potential Gross Income

      Generally, office tenants pay fixed gross rent on a rentable area basis which is consistent with space measurement standards for buildings of similar vintage, plus any increases in operating expenses and real estate taxes above stipulated base year amounts.

Existing Leases

      As of July 1997, and including several signed renewals and new leases for tenants not yet in occupancy, the property is 99 percent leased by about 15 different tenants. The property contains 128,353 rentable square feet in total with none of the space unleased as of the effective date of the appraisal. One block of 784 square feet is permanently set aside as a conference room for tenant use and one 828 square foot office space expires in June 1997. The average rent in the first full year of the analysis is $14.50 per square foot.

      The two major tenants in the property occupy 61 percent of the property. Versatility occupies all of the 6th and 7th floors and portions of the first and third floors for a total of 43,577 square feet, or 33.9 percent. Logicon Geodynamic occupies all of the 4th and 5th floors as well as part of the first floor, for a total of 35,247 square feet, or 2.7.5 percent. In our opinion, both are good quality credits. It should be noted that Logicon has just renewed for an additional seven years beginning at the end of its existing term in year 2000 through 2007. The rent at that time will be $18.85 per square foot. Logicon continues to have termination options effective in 2002 and 2005 with some minor penalties. We have not been provided with a lease or lease abstract for Versatility and do not know of any termination options in its lease.

      The balance of the building is occupied by a mixture of small firms. The credit quality for the minor tenants is not specifically known. In conversations with the property manager, we were informed that none of the tenants were currently at risk of default.

================================================================================


                                      -53-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Based upon the subject's current lease expiration schedule, 26 percent of the property's rentable area is due to expire within the next three fiscal years. Within years four through six, 44 percent of current leases are due to expire. Within our projected 11 year holding period all of the leases currently in place or projected to be signed will expire. An expiration summary is shown in the following table.

================================================================================
                            Lease Expiration Schedule
================================================================================
                        Number of         Total         Percent of
           Fiscal       Tenants        Expirations       Total Net
 Period     Year        Expiring      (Square Feet)    Rentable Area
================================================================================
    1       1998            2              5,667            4.42%
    2       1999            4             12,200            9.51%
    3       2000            3             15,516           12.09%
    4       2001            4             38,668           30.13%
    5       2002            1              9,392            7.32%
    6       2003            3              9,025            7.03%
    7       2004            3              9,166            7.14%
    8       2005            6             50,802           39.58%
    9       2006            3             11,082            8.63%
    10      2007            3             37,274           29.04%
    11      2008            3             14,317           11.15%
    12      2009            2              5.470            4.26%
                                           -----            -----

Totals                     37            218,579          170.30%

Annual Average            3.1             18,215           14.19%
================================================================================

      Based upon the lease expiration schedule, we have forecasted an eleven year investment holding period, as both years 2005 and 2007 have high turnover exposure. The 12th year is estimated to be the reversionary year. The property's market is projected to have average lease terms of six years, implying that 16.7 percent of the space will turn over in any given year. As can be seen from the foregoing schedule, the 10th year has high turnover with leasing expenses associated with the reletting occurring in the 11th year. Thus, the 12th calendar year, with a relatively stable occupancy, is considered a more appropriate reversionary year (please refer to the fiscal year cash flow).

Market Rental Rate

      Market rent for the property has been estimated by analyzing comparable leases exhibited on the summary chart on the facing page.

      Prior to adjustment, the comparables (excluding leases at Oakwood Center) reflect a range in base rent of $16.20 to $21.75 per square foot, full service. After adjustment for rent concessions, the range narrows to $16.20 to $21.75 per square foot, full service. There are few concessions being granted in today's market. Only three of the comparable leases included any free rent and none included above standard tenant improvement allowances.

================================================================================


                                      -54-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      As shown in the Micro Market summary table presented in the Market Analysis section of the report, asking rents at competing properties are in the range of $17.50 to $25.00 per square foot. Actual lease rates are only slightly below asking levels.

      The subject's contract rents average $14.50 per square foot, full service, in the first 12 months of the holding period. Most leases within the property were signed in the 1994 to 1996 period when average rents were well below the current market rents. Only a few recent leases have been signed at the property, and they are shown at the top of the Comparable Office Rentals chart on the preceding facing page. The most recent leases within the property have been in the $16.00 to $18.85 per square foot range. The low end is represented by renewal and expansion tenants. The upper range is for one new tenant and one renewal option that takes effect in year 2000. On average, we believe the contract rents within the building are well below market with the property having significant upside potential for rent growth.

      Additional rental income from these leases include operating expense reimbursements for increases over base year amount. Expense stops for most tenants are around $5.30 per square foot, or above the 1996 actual operating expenses of $5.17 per square foot.

      Recent leases within the market include few concessions, either in the form of free rent or above standard tenant improvement allowances. Most brokers interviewed were of the opinion that rental concessions were not being granted.

      Several brokers indicated that the market has continued to improve over the last six months, with rents increasing and concessions remaining almost non-existent. In the view of many, the leasing market has generally reached stabilization and the delivery of new office buildings to the market will be the primary influence on rental rate and occupancy trends. In keeping with these observations, we have assumed that market rent will increase at an average rate of 3.5 percent per annum through the projection period. The recent rent spikes are not anticipated to continue in the minds of market participants we spoke with due primarily to the onset of new speculative construction. Investors are reportedly taking a wait and see approach over the short term at least. It is not too inconceivable that additional rent spikes will occur. However, we believe the prudent approach at this stage is level rent growth. Finally, free rent and tenant workletter concessions should remain consistent with current levels.

      The property's asking rental rate of $20.00 per square foot compares to the average contract rent for new leases at the subject property of $18.00 per square foot. In our opinion, market rents for space within the subject property are solidly at $18.00 per square foot, recognizing that some leasing will be done above and below this rate.

      The above estimated market rents assume the following concession package.

================================================================================
                          Free Rent                  Tenant Improvements
================================================================================
New Leases         1997          0 months     1997                         $8.00
                   Thereafter    0 months     Growing Thereafter at 3.5%
--------------------------------------------------------------------------------
Renewing Leases    1997          0 months     1997                         $4.00
                   Thereafter    0 months     Growing Thereafter at 3.5%
================================================================================

================================================================================


                                      -55-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Assumptions Regarding Existing and Proposed Leases

      Our analysis specifically assumes that all of the existing tenants will remain in the property and continue to pay rent under the terms of their leases. Information provided by management indicates that none of the tenants are currently in default. The tenant base appears to be stable and management has indicated that defaults are not anticipated.

      With regard to lease expirations, we have projected that 60 percent of tenants will rollover (sign a new lease) and approximately 40 percent will turnover (allow their lease to expire and vacate the property) upon expiration of their primary lease term. This assumption is based in large part on management's projection of a near term retention rate which is based on their knowledge and expertise in the market. Furthermore, we believe that this level of retention can be achieved over a long term holding period.

      Typical leases are three to ten years in duration. An examination of the comparable leases shows an average term of about six years given a typical mix of lease terms. Accordingly, we have assumed six year terms for speculative tenants.

      Vacancy between leases includes the period of actual downtime and the construction period to build-out tenant spaces. Consistent with our experience, we have assumed a stabilized vacancy and construction period of nine months. We acknowledge that current time between tenants may be shorter, though a long term trend may reflect fluctuations. Vacancy between leases is weighted for the 40 renewal probability, resulting in an effective downtime of four months (rounded) upon each lease expiration. On a six year average lease term, this equates to
5.3 percent average physical vacancy (downtime of four months divided by the downtime plus the 72 month average lease term)

Miscellaneous Income

      Sources of miscellaneous income for the property include additional charges for overtime HVAC, interest on security deposits, roof rentals under a lease due to expire in less than two years, and other income from additional services to the tenants. Each of these sources of income are expected to continue through the projection period except for roof rentals. Our estimate of miscellaneous income is $14,000 for calendar years 1997 and 1998, then stabilizing at $2,000 for calendar year 1999 and beyond. This figure was based on actual miscellaneous historical income for the subject property and is projected to grow in the future at 2.0 percent annually.

Reimbursable Expenses (Escalations)

      Tenants are responsible for their pro-rata share of real estate taxes when taxes exceed those incurred during the first full year of their occupancy. This type of escalation is typically also applied to operating expenses in the majority of office buildings. The majority of current leases in the subject property include an operating expense escalation, which calculation may be summarized as follows:

      Billing Year Operating Expenses
      Less: Base Year Operating Expenses
      Equals: Increase in Operating Expenses

================================================================================


                                      -56-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      Multiplied by: Tenant's Pro Rata Share

      We have assumed that future leases in the subject property will be on a full service basis. Tenants will be responsible for the increase in operating expenses and real estate taxes over the base calendar year amount.

Vacancy and Collection Loss

      Our cash flow projection assumes a tenant vacancy of nine months upon each lease expiration set against our probability of renewal estimated at 60 percent, in addition to a global credit loss provision applied to the gross rental income. The global credit loss provision is applied to the gross rental income from all tenants and is estimated at 2.0 percent throughout the holding period.

      There is one 828 square foot vacant space within the property with the prior tenant's lease expiring in June 1997. We have applied a normal downtime between tenants to this space. As the property is above stabilized levels, the lease-up of this vacancy has little impact on the value of the property.

      Based on the subject's weighted average downtime between leases, as well as the preceding absorption schedule for the subject property, the overall average occupancy rate of the subject property over the 11 year holding period is 95.6 percent. Including our overall credit loss allowance estimated at 2.0 percent, the implied overall vacancy and credit loss factor for the subject property is 93.6 percent.

Operating Expenses

      We have analyzed the reported operating expenses for 1996 and budgeted expenses for 1997. The total expenses for 1995 were not available due to the transfer of the property between owners in that year. We forecasted the property's operating expenses after reviewing operating expenses of similar buildings and after consulting local building managers and agents, including Cushman & Wakefield property management personnel, etc. We also examined industry norms as reported by the BOMA Experience Exchange Report published by the Building Owners and Managers Association International, a nationally recognized publication.

      On the facing page is the income and expense analysis for the property. The following analysis attempts to utilize the subject's historical operating expense data supported by the comparable expense data. The age and unique physical features of the subject warrant consideration of the subject's historical expenses in estimating market operating expenses.

      Following are the projected operating, recoverable and non-recoverable expenses we have used in our cash flow analysis. We have analyzed each item of expense individually and attempted to project what the typical informed investor would consider reasonable. Although every expense category is addressed herein, only those requiring explanation of variations will be discussed in great detail.

================================================================================


                                      -57-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      The forecast of projected growth rates in all categories of expense reflect typical investor expectations as noted in the Cushman & Wakefield Investor Survey, which has been placed in the Addenda of this report. Except where noted, our projected growth rates for the various types of expense categories generally do not attempt to reflect growth rates for any individual year, but rather the long term trend over the period of analysis. Based on the historical CPI trends, we concluded that our selected growth rate of 3.5 percent would fairly reflect an overall inflationary rate over the long term.

Recoverable Expenses

      Real Estate Taxes

      We discussed real estate taxes in a prior section. We used the current tax amount and tax rate for 1997, stepped the total tax liability in 1998 for potential increases in assessments, and have it growing at 3.5 percent annually thereafter to keep pace with overall property value increases in the market.

      Operating Expenses

      Operating expenses consist of property insurance, utilities, janitorial services, repairs and maintenance, contract services for items such as trash removal, landscaping, snow removal, elevator and HVAC maintenance, etc. The total operating expenses were $3.24 per square foot in 1996 and were projected in the 1997 budget at $4.35 per square foot. The 1997 budget reflected significant steps for general maintenance expenses (+$0.64), utilities (+$0.22) and janitorial services (+$0.25), though data from comparable properties in the area do not show such significant increases. Comparables show operating expenses in the $3.50 to $3.80 per square foot range for similar quality facilities, and the BOMA experience report shows average costs of $4.12 per square foot and a low mid range point of $3.72 per square foot. We have stabilized operating expenses at a level consistent with the comparables, or $3.70 per square foot. This is $0.46 per square foot above the 1996 actual and $0.65 below the 1997 budget. The estimate is considered reasonable for stabilized operations.

      Administrative and Other Operating Expenses

      This fee includes recoverable administrative costs for administrative and on-site maintenance personnel, rent collection, property supervision, and budget preparation, as well as miscellaneous items such as accounting and general office expenses (less the management fee). The expense has been stable at $0.71 to $0.72 per square foot. Based on data from comparable properties, we stabilized the 1997 cost at $0.75 per square foot.

      Management Fees

      This fee includes rent collection, property supervision, and budget preparation. The current management agreement includes a fee of 2.5 percent of effective gross income. In conversations with local real estate professionals, we have determined the management fees for multi-tenant buildings are most commonly at the 2.5 to 3.5 percent level. We have modeled the management fee at 3.0 percent of effective gross income.

================================================================================


                                      -58-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Non-Recoverable Expenses

      Non-Recoverable Administrative Expenses

      This expense category typically covers miscellaneous non-recoverable expense items such as legal and advertising expenses, and totaled $0.15 per square foot in 1996, with non projected in the 1997 budget. The BOMA experience reports for this locale show an average of $0.25 per square foot. Based on our experience with other such properties, we stabilized the 1997 cost at $0.20 per square foot.

      Our projected expenses are predicated on the assumption that the property will be prudently managed, while maintaining the improvements at a competitive level to preserve value: The preceding cumulative annual operating expense estimate for fiscal year 1997/98 equates to $819,772 ($6.39 per square foot of net rentable area), excluding capital replacements, tenant alterations and leasing commissions. This projection is up $1.07 per square foot from the 1996 actual expenses due primarily to the increase in real estate taxes ($0.39) and general operating expenses ($0.49).

Other Expenses

      Other operating expenses include Tenant Improvements, Leasing Commissions and Reserves for Replacements. The probability of incurring future leasing commissions and tenant improvements/finish is based on the following:

      o 40 percent probability of turnover (an existing tenant vacates a space and the space is released to a new tenant) and 60 percent probability of rollover (an existing tenant relets his space).

      Tenant Improvements/Finish - As previously noted, we have forecasted a tenant finish allowance of $8.00 per square foot for new tenants in second generation space, and $4.00 per square foot for renewals. Therefore, upon the expiration of all leases, a weighted tenant improvements allowances is applied to tenants upon expiration. Application of the renewal probabilities results in a weighted average tenant improvement allowance of $5.60 per square foot. Tenant improvements/finish costs are projected to increase at the rate of 3.5 percent per year through the projection period.

      Leasing Commissions - For the period under analysis, average leasing commissions for all new leases are estimated to be 5.0 percent and 2.0 percent for renewals. The new lease commission rate reflects the fact that a landlord will typically be charged a commission of 3.0 to 4.0 percent by the tenant's agent and 2.0 to 3.0 percent by the landlord's agent. Upon renewal, landlords resist paying leasing commissions but typically pay a portion of the full commission rate or a partial fee to the management company for its assistance in working with the tenant. Application of the renewal probabilities results in a weighted average commission rate of
      3.20 percent. The weighted average commissions are applied to all expiring space and are not passed through to tenants.

      Capital Replacements/Reserves - Reserves for replacements should be (though as a practical matter, they may not be) set aside to accumulate an amount sufficient to replace and/or repair certain major building components, i.e., roof, HVAC system, etc. during the period under analysis. Based on our inspection and conversations with the

================================================================================


                                      -59-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      property manager, the subject property appears to be in good condition overall. We have estimated capital reserves of $0.15 per net rentable square foot for 1997, increasing by 3.5 percent per year throughout our analysis.

      The expense growth rates incorporated in our projections result in a 3.3 percent annual compound growth rate over the holding period. This reflects a partial year increase for the remainder of 1997, but significant increases in management fees over time due to improvements in rental income. Management fees are tied to revenues, which are projected to improve over the next several years.

Discounted Cash Flow Analysis

      In the discounted cash flow analysis, we employed the PRO-JECT+ plus software which allowed us to simulate the operating characteristics of the property and to make a variety of operating assumptions. We attempted to reflect the most likely investment assumptions of typical buyers and sellers in this particular market segment.

Discounted Cash Flow Assumptions

      We used the following figures and assumptions in the computer model.

Years in Forecast:               12

Holding Period:                  11

Starting Date:                   July 1, 1997

Market Rental Rate (Year 1)      $18.00/sf

Annual Escalations:              3.0%

Miscellaneous Income:            $14,000 per annum for two years; $2,000
                                 thereafter

Growth in Market Rental Rate:    3.5% per annum

Expense and Tax Pass-Throughs:   Gross leases - tenants pay pro-rata share of
                                 real estate tax and operating cost increases over a base year amount.

Expense Growth Rate:             1.75% at the end of 1997, 3.5% thereafter

Consumer Price Index:            3.5% per annum

Free Rent (All leases)           None

Lease Term (Typical):            6 years

================================================================================


                                      -60-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Renewal Probability:                   60%

Tenant Improvements - New Leases       $8.00/SF

Tenant Improvements - Renewing Leases  $4.00/SF

Leasing Commissions:
        New Leases                     5.0%
        Renewal Leases                 2.0%
        Weighted Average               3.2%

Vacancy Between Leases:                9 months (prior to renewal probability of
                                       60%; effective vacancy is 4 months

Credit Loss:                           2.0% (average; applies to all tenants).

Reversion Year:                        2009 (12th fiscal year).

Reversion Cap Rate:                    9.25% (applied to net operating income).

Reversion Selling Expenses:            2.5% (includes brokerage, legal fees and
                                       estimated transfer taxes).

Discount Rate (IRR):                   11.5% (see Discount Rate Analysis).

Cash Flow Projection

      On the following page is our 12 year cash flow projections which include our 11 year holding period and 12th year reversion. The cash flow reflects the results of the PRO-JECT+ plus projection.

================================================================================


                                      -61-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 Oakwood Center
                            Fairfax County, Virginia

                          Discounted Cash Flow Analysis

                                 Oakwood Center
                            Fairfax County, Virginia
                          Discounted Cash Flow Analysis

==================================================================================================================================
Begin July 1, 1997:             1998         1999         2000         2001         2002         2003         2004         2005
==================================================================================================================================
Income
  Base Rental Income         $1,860,561   $1,920,491   $2,027,045   $2,221,753   $2,394,847   $2,375,905   $2,529,813   $2,355,259
  Expense Recoveries           $104,595     $127,534     $144,642     $115,278     $131,647     $143,804     $163,180     $124,541
                             ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Gross Rental Income          $1,965,156   $2,048,025   $2,171,687   $2,337,031   $2,526,494   $2,519,709   $2,692,993   $2,479,800

  Other Income                  $14,000       $8,000       $2,020       $2,060       $2,102       $2,144       $2,187       $2,230
  Less: Vacancy & Credit Lo     (39,303)     (40,960)     (43,434)     (46,741)     (50,530)     (50,394)     (53,860)     (49,596)
                             ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Effective Gross Income       $1,939,853   $2,015,065   $2,130,273   $2,292,350   $2,478,066   $2,471,459   $2,641,320   $2,432,434

Expenses
  Real Estate Taxes            $160,230     $171,459     $177,460     $183,671     $190,100     $196,753     $203,639     $210,767
  Operating Expenses           $479,055     $491,667     $508,875     $526,686     $545,120     $564,199     $583,946     $604,384
  General & Administrative      $97,143      $99,700     $103,190     $106,801     $110,539     $114,408     $118,412     $122,557
  Management Fee                $58,196      $60,452      $63,908      $68,771      $74,342      $74,144      $79,240      $72,973
                             ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    Total Recoverable          $794,624     $823,278     $853,433     $885,929     $920,101     $949,504     $985,237   $1,010,681

  Non-Recoverable Expense       $25,925      $26,607      $27,539      $28,502      $29,500      $30,533      $31,601      $32,707

TOTAL EXPENSES                 $820,549     $849,885     $880,972     $914,431     $949,601     $980,037   $1,016,838   $1,043,388
                             ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net Operating Income         $1,119,304   $1,165,180   $1,249,301   $1,377,919   $1,528,465   $1,491,422   $1,624,482   $1,389,046

  Capital Reserves               19,253       19,590       20,276       20,985       21,720       22,480       23,267       24,081
  Tenant Improvements            68,935       36,947       35,001      279,749       12,806       89,670       48,014      380,641
  Leasing Commissions            47,304       20,176       19,114      155,024        6,993       48,968       26,220      207,862
                             -----------------------------------------------------------------------------------------------------

Cash Flow                      $983,812   $1,088,467   $1,174,910     $922,161   $1,486,946   $1,330,304   $1,526,981     $776,462
==================================================================================================================================

==============================================================================
Begin July 1, 1997:              2006          2007        2008        2009
==============================================================================

Income
  Base Rental Income          $2,783,506   $2,991,567   $2,775,599  $3,196,916
  Expense Recoveries             $85,768     $114,945      $75,106    $100,093
                              ----------   ----------   ----------  ----------
Gross Rental Income           $2,869,274   $3,106,512   $2,850,705  $3,297,009

  Other Income                    $2,275       $2,320       $2,367      $2,414
  Less: Vacancy & Credit Lo      (57,385)     (62,130)     (57,014)    (65,940)
                              ----------   ----------   ----------  ----------
Effective Gross Income        $2,814,164   $3,046,702   $2,796,058  $3,233,483

Expenses
  Real Estate Taxes             $218,144     $225,779     $233,681    $241,860
  Operating Expenses            $625,538     $647,431     $670,092    $693,545
  General & Administrative      $126,846     $131,286     $135,881    $140,637
  Management Fee                 $84,425      $91,401      $83,882     $97,005
                              ----------   ----------   ----------  ----------
    Total Recoverable         $1,054,953   $1,095,897   $1,123,536  $1,173,047

  Non-Recoverable Expense        $33,852      $35,037      $36,263     $37,532

TOTAL EXPENSES                $1,088,805   $1,130,934   $1,159,799  $1,210,579
                              ----------   ----------   ----------  ----------
Net Operating Income          $1,725,359   $1,915,768   $1,636,259  $2,022,904

  Capital Reserves                24,924       25,796       26,699      27,633
  Tenant Improvements            125,399       15,741      349,210      80,348
  Leasing Commissions             68,479        8,596      190,697      43,877
                              ------------------------------------------------

Cash Flow                     $1,506,557   $1,865,635   $1,069,653  $1,871,046
==============================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Terminal Capitalization Rate Selection

      A terminal capitalization rate was used to estimate the market value of the property at the end of the assumed investment holding period. We estimated an appropriate terminal rate based on indicated rates in today's market.

                      ======================================
                         Summary of Capitalization Rates
                      ======================================
                         Sale           Capitalization
                          No.                Rate
                      ======================================
                           1                  N/A
                           2                 8.75%
                           3                  N/A
                           4                 8.52%
                           5                 9.00%
                           6                 7.40%
                           7                 8.70%
                      ======================================

      The OARs for the comparable sales from which we were able to derive capitalization rates ranged from 7.4 to 9.0 percent, with a median of 8.7 percent. Sales 2 and 4 had little projected turnover over the holding period and are most typical of multi-tenant buildings in the market, like the subject would be at the end of the holding period.

      Cushman and Wakefield has surveyed national real estate investors for their investment objectives as of the Winter of 1996. This information includes parameters relative to going-in cap rates, terminal capitalization rates, and IRRs for specific property types. A copy of this survey can be found in the Addenda.

================================================================================
                       Cushman & Wakefield Investor Survey
                                   Autumn 1996
                Offices-Suburban/Non-CBD, Class-B -- Leased Asset
================================================================================
                Going-in       Terminal                    Income       Expense
                Cap Rate       Cap Rate        IRR         Growth       Growth
================================================================================
Overall Range   8.0-12.0%      9.0-11.0%   10.5 - 18.0%     0.0-8.0%    2.0-5.0%
Average Low/
Average High    9.5 / 10.0%  9.8 / 10.2%   12.0 / 12.5%   3.4 / 4.5%  3.4 / 3.7%
================================================================================

      The preceding table summarizes the investment parameters of some of the most prominent investors currently acquiring investment-grade suburban, non-CBD office properties in the United States. Generally speaking, our survey reveals terminal capitalization rates of 8.0 to 12.0 percent with the average low and high responses of 9.5 and 10.0 percent for investment grade Class B - Leased offices in non-CBD suburban locations.

      We also considered the Korpacz Real Estate Investor Survey for the First Quarter 1997 for the National Suburban Office Market. It showed terminal cap rates ranging from 8.25 to 11.0 with an average of 9.6 percent. The average was down eight basis points compared to a year ago.

================================================================================


                                      -63-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      A premium was added to today's rate to allow for the risk of unforeseen events or trends which might affect our estimate of net operating income during the holding period, including a possible deterioration in market conditions for the property. Investors typically add 50 to 100 basis points to the "going-in" rate to arrive at a terminal capitalization rate, according to Cushman & Wakefield's periodic investor surveys. Based on the subject's age, condition, and competitiveness at the end of the holding period, as well as the high demand for office product in the Northern Virginia market, we would conclude to a 9.0 to 9.5 percent reversionary capitalization rate, or say 9.25 percent.

Discount Rate Analysis

      We estimated future cash flows, including property value at reversion, and discounted that income stream at an internal rate of return (yield rates) currently required by investors for similar-quality real property. The yield rate (internal rate of return or IRR) is the single rate that discounts all future equity benefits (cash flows and equity reversion) to an estimate of net present value.

      Cushman & Wakefield Valuation Advisory Services periodically surveys national real estate investors to determine their investment objectives. Following is a brief review of internal rates of return, overall rates, and income and expense growth rates considered acceptable by respondents.

================================================================================
                           Autumn 1996 Investor Survey
                          For Suburban Office Buildings
================================================================================
                    Going-In           Terminal             Irr
--------------------------------------------------------------------------------
                  Low     High      Low       High     Low      High
================================================================================
        Mean      8.80%   9.50%     9.30%     9.90%    11.2%    11.6%
       Range      8.00%   11.0%     8.00%     11.0%    10.0%    13.0%
================================================================================

      This table summarizes the investment parameters of some of the most prominent investors currently acquiring good quality suburban office properties in the United States. The entire survey is included in the Addenda to this report, with a further breakdown of yield rates shown earlier.

      The wide range of investment parameters indicates that property risk and yield are assessed to a particular investment property based on a variety of variables. Risk is the primary determinant, and the risk variables include whether current contract rents are significantly above or below current market rents" the amount and timing of tenant roll-overs; the risk to lease-up the property and the strength of the market during the lease-up period; the durability of the cash flow, and its ability to increase with inflation along with the creditworthiness of the existing tenancy, investor demand for the property type; the diversification of the metropolitan area- the property's location within the local market and the supply and demand for the property type within the market; and the effective age of the property.

================================================================================


                                      -64-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

      The investors' internal rates of return cited above range from 10.0 to
13.0 percent. In our analysis of this office building, we discounted the cash flows at 11.5 percent.

      The internal rate of return and terminal capitalization rate selected for this analysis were strongly influenced by our recent Investor Survey. We realize that this type of survey reflects target rather than transactional rates. Transactional rates are usually difficult to obtain in the verification process and are actually only target rates of the buyer at the time of sale. The property's performance will ultimately determine the actual yield and capitalization rate at the time of sale after a specific holding period. We have found that, in improving markets or with above average properties, demand will be high and transactional rates may be lower than target rates that are quoted in surveys. We have tried to recognize this factor in our choice of these two rates for our cash flow model.

Eleven-Year Cash Flow Analysis

      Based on the discount rate selected above, we estimate property value at $13,800,000, rounded. The valuation table is presented on the following page.

================================================================================


                                      -65-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 Oakwood Center

                                Fairfax, Virginia

                          Discounted Cash Flow Analysis

                                 Oakwood Center
                                Fairfax, Virginia
                          Discounted Cash Flow Analysis

========================================================================================
                             DISCOUNT
FISCAL          NET          FACTOR @      PRESENT VALUE     COMPOSITION    CASH ON CASH
 YEAR      CASH FLOW          11.50%       OF CASH FLOWS       OF YIELD        RETURN
========================================================================================
 1998      $   983,812  x    0.896861  =      $882,343          6.42%            7.15%
 1999      $ 1,088,467  x    0.804360  =      $875,519          6.37%            7.92%
 2000      $ 1,174,910  x    0.721399  =      $847,579          6.16%            8.54%
 2001      $   922,161  x    0.646994  =      $596,633          4.34%            6.71%
 2002      $ 1,486,946  x    0.580264  =      $862,821          6.27%           10.81%
 2003      $ 1,330,304  x    0.520416  =      $692,312          5.03%            9.67%
 2004      $ 1,526,981  x    0.466741  =      $712,705          5.18%           11.10%
 2005      $   776,462  x    0.418602  =      $325,028          2.36%            5.65%
 2006      $ 1,506,557  x    0.375428  =      $565,603          4.11%           10.96%
 2007      $ 1,865,635  x    0.336706  =      $628,171          4.57%           13.57%
 2008      $ 1,069,653  x    0.301979  =      $323,013          2.35%            7.78%

Total Present Value of Cash Flows           $7,311,726         53.17%            9.08%
                                                                               Average
Reversion:
 2009  *   $2,022,904 /          9.25% =   $21,869,232
           Less: Cost of Sale @  2.50% =     ($546,731)
                                           -----------
           Net Reversion               =   $21,322,502
           X Discount Factor           =      0.301979
                                           -----------

           * Net Operating Income

Total Present Value of Reversion           $ 6,438,944         46.83%
                                                              ------

Total Present Value                        $13,750,669        100.00%

                                ROUNDED:   $13,800,000
                                           -----------

                   --------------------------------------------------------
                   Net Leasable Area (S.F.):                        128,353
                   Per Square Foot of Net Rentable Area             $107.52
                   Implicit Going-in Capitalization Rate:
                     Year One NOI (12 Months)                    $1,119,304
                     NOI Annualized                              $1,119,304
                     Going-In Cap Rate                                 8.11%
                   --------------------------------------------------------

========================================================================================

                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Income Capitalization Approach
================================================================================

Reconciliation Within Income Capitalization Approach

      Using the above indicated rates of return, our cash flow model indicated a value of $13,800,000, rounded, or $107.52 per square foot, as shown on the preceding page. This value estimate produces a very high implied going-in capitalization rate of 8.1 percent, which falls at the low end of the range generally required by investors as noted in the Cushman & Wakefield Investor Survey. As discussed earlier, going-in rates derived from the comparable sales were mostly between 8.5 and 9.0 percent. The primary factor impacting the low going-in rate is that the property's current tenancy includes many tenants paying rent that is $2 to $4 per square foot less than market, with an average rent for the occupied space of $14.50 per square foot compared to a current market rent of $18.00 per square foot. Upon rollover, we are assuming that new leases will be executed at market levels. Given these items, an implied going-in rate below those of the sales is logical, as it reflects the property's near term upside potential.

      Regarding the composition of the yield, as analyzed in the Discounted Cash Flow Analysis chart, 53 percent of the subject's ultimate yield is derived from the cash flow of the property with the balance attributable to the reversion or resale of the property at the conclusion of the holding period. Typical investor requirements dictate that a substantial amount of the value be derived from the cash flow. Greater risk would be evident when the reversion provides a larger percentage of the overall return than the cash flows. In this instance, the relationship is consistent with investor expectations.

      Thus, it is our opinion that the prospective market value of the property, as of July 1, 1997, by the Income Capitalization Approach, is $13,800,000 which equates to $107.52 per square foot of net rentable building area.

      Value Indicated by Discounted Cash Flow Analysis: $13,800,000

================================================================================


                                      -67-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                         RECONCILIATION AND FINAL VALUE ESTIMATE
================================================================================

      We have considered all of the traditional approaches to estimating market value of commercial Teal estate in our analysis. Two of the three traditional approaches were utilized, indicating the following values for the subject property.

            Sales Comparison Approach            $13,500,000 to $14,800,000
            Income Capitalization Approach                      $13,800,000

      The three traditional methods of estimating the market value of commercial real estate are not mutually exclusive approaches to deriving an estimate of most probable selling price, but are inter-dependent methodologies, each relying on components from at least one of the other approaches. Hence, the Cost Approach requires extensive market data to derive estimates of depreciation and to determine the value of land as if vacant. This approach may also require income data in order to make adjustments for functional and economic obsolescence. The Sales Comparison Approach requires application of methods from the Income Capitalization Approach in order to make adjustments for differences in income that have influenced the sale price. Consideration of market data is also required for the Income Capitalization Approach in the selection and application of equity, capitalization and discount rates, and estimation of income and expenses. Consequently, it is our opinion that purchasers and sellers, at least intuitively, consider components of all three approaches in the process of negotiating an acceptable price for a particular property.

      It is the Income Capitalization Approach, however, that is logically considered the most appropriate technique for estimating the value of income-producing property. Not only does this approach represent the most direct and accurate simulation of market behavior, it is the method explicitly employed by buyers and sellers in acquisition and disposition decisions. Therefore, following the implied dictum of the market, we have used an approach based primarily on projected income as the foundation for our valuation of the subject property.

      There are several additional reasons why the Sales Comparison Approach does not form the primary basis of our value estimate for the subject property. The quantity and quality of market information inhibits the use of the Sales Comparison Approach. Inadequacy of information regarding gross and net Income, lease details and expenses of comparable sales often deters accurate and relevant adjustments of unit price indicators. Comparison at a dollar per square foot level precludes the analysis of those key factors which form the basis for projections on which the purchase decision was made.

      In light of the above, we are of the opinion that the prospective market value of the leased fee estate in the property, as of July 1, 1997, is:

                 THIRTEEN MILLION EIGHT HUNDRED THOUSAND DOLLARS
                                   $13,800,000

================================================================================


                                      -68-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                         Reconciliation and Final Value Estimate
================================================================================

Marketing Time

      Marketing time is an estimate of the time that might be required to sell a real property interest at the appraised value. Marketing time is presumed to start on the effective date of the appraisal. (Marketing time is subsequent to the effective date of the appraisal and exposure time is presumed to precede the effective date of the appraisal.) The estimate of marketing time uses some of the same data analyzed in the process of estimating reasonable exposure time and it is not intended to be a prediction of a date of sale.

      We believe, based on the assumptions employed in our analysis, as well as our selection of investment parameters for the subject, that our value conclusions represent a price achievable within one year's marketing time on the open market.

================================================================================


                                      -69-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

"Appraisal" means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

"Property" means the subject of the Appraisal.

"C&W" means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

"Appraiser(s)" means the employee(s) of C&W who prepared and signed the Appraisal.

This appraisal is made subject to the following assumptions and limiting conditions:

1. No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

2. The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

3. The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

4. The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W`s prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

5. Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

================================================================================


                                      -70-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                             Assumptions and Limiting Conditions
================================================================================

6. The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them);
      (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

7. The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

8. The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser has not reviewed lease documents and assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

9. The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate Market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

10. Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

11. Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the property. C&W recommends that an expert in this field be employed.

================================================================================


                                      -71-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                      CERTIFICATION OF APPRAISAL
================================================================================

We certify that, to the best of our knowledge and belief:

1. Steven A. Studabaker, MAI, inspected the property and wrote the report. Donald R. Morris, MAI, Manager, Cushman & Wakefield of Washington D.C., Valuation Advisory Services, also inspected the property and has reviewed and approved the report.

2.    The statements of fact contained in this report are true and correct.

3. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

4. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

5. Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

6. No one provided significant professional assistance to the persons signing this report.

7. Our analyses, opinions and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

8. The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

9. As of the date of this report, Steven A. Studabaker, MAI, and Donald R. Morris, MAI, have completed the requirements of the continuing education program of the Appraisal Institute.

10. It is our opinion that the estimated prospective market value of the subject property, in as-is condition, as of the effective date of the appraisal, July 1, 1997, was $13,800,000.


/s/ Steven A. Studabaker
----------------------------------------------------
Steven A. Studabaker, MAI
Virginia Certified General Appraiser No. 4001-001111

                                                                 [SEAL]
                                                       COMMONWEALTH OF VIRGINIA
                                                       STEVEN A. STUDABAKER, MAI
                                                             No. 4001-001111
                                                            Certified General
                                                               Real Estate
                                                                Appraiser

/s/ Donald R. Morris
----------------------------------------------------
Donald R. Morris, MAI
Virginia Certified General Appraiser No. 4001-002465

                                                                 [SEAL]
                                                       COMMONWEALTH OF VIRGINIA
                                                            Donald R. Morris
                                                             No. 4001-002465
                                                            Certified General
                                                               Real Estate
                                                                Appraiser

================================================================================


                                      -72-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                         ADDENDA
================================================================================

================================================================================


                                      -73-
                                                              CUSHMAN &
                                                              WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                         Addenda
================================================================================

                                Legal Description

================================================================================

                                [GRAPHIC OMITTED]

                                      [MAP]

                                Legal Description

================================================================================

LEGAL DESCRIPTION - PARCEL 2

BEGINNING AT A POINT in the northwesterly line of the ramp from flyover West bound lane of U.S. Route 50, said point being the most southerly corner of PARCEL 18-A-1, RESUBDIVISION OF PARCELS 18-A, 18-S, 18-C and 18-D of THE PROPERTY OF FAIRFAX ASSOCIATES:

THENCE running with the northwesterly line of said ramp the following courses and distances:

WITH the are of a curve to the left whose radius is 609.00 feet, chord is 102.49 feet, chord hearing is S 41 degrees 32' 30" W, for a distance of 102.61 feet to a point; THENCE S 36 degrees 42' 53" W, 378.46 feet to a point; WITH the are of a curve to the right whose radius is 299.00 feet, chord is 149.01 feet, chord bearing is S 51 degrees 06' 37" W, for a distance of 150.59 feet to a point; WITH the arc of a curve to the right whose radius is 99.00 feet, chord is
104.38 feet, chord bearing is N 82 degrees 36' 51" W, for a distance of 109.94 feet to a point; THENCE N 50 degrees 48' 03" W, 35.58 feet to a point; WITH the arc of a curve to the right whose radius is 34.00 feet, chord in 46.27 feet, chord bearing is N 07 degrees 55' 04" W, for a distance of 50.89 feet to a point in the easterly line of a road, designated RING ROAD;

THENCE departing the northwesterly line of said ramp and running with the easterly line of RING ROAD the following courses and distances:

WITH the arc of a curve to the left whose radius in 623.00 feet, chord is 453.18 feet, chord bearing is N 13 degrees 38' 16" E, a distance of 463.61 feet to a point; WITH the arc of a curve to the left whose radius is 395.00 feet, chord is
193.65 feet, chord bearing is N 22 degrees 01' 46" W, a distance of 197.71 feet to a point, said point being a southerly corner of Parcel 18-A-1 of the aforementioned resubdivision of the property of Fairfax Associates;

THENCE departing the easterly line of RING ROAD and running with the southerly line of said Parcel 18-A-1, S 65 degrees 54' 36" E, 563.31 feet to the point of beginning and containing 4.2530 acres, more or less.

PREPARED BY: Harold A. Logan Associates, P.C.
             October 17, 1993

================================================================================


                                Legal Description

                                                                         Addenda
================================================================================

                        Rent Roll Supplied by Management

================================================================================

[LOGO] CB ======================================================================
COMMERCIAL

================================================================================
Oakwood Center                                                          06/08/97
Rent Roll
May, 1997                                                               PAGE TWO

====================================================================================================================================
                                                                                                                          PUBTRADED
                                                      BASE     CHANGE   EXPENSE   RENT        CONTACT         SUBSIDIARY   MARKET
TENANT               SUITE  NRSF  COMMENCE  EXPIRES   RENT      DATE     STOP   ESCALATION     NUMBER         PARENT CO.   SYMBOL
====================================================================================================================================
                                                                                                                            NO
JOSHUA MUSS & ASSOC.  320  1,577  11/01/96  10/31/97  $16.00  11/01/97   5.71      N/A       Marvin Dennen        NO        N/A
                                                                                               591-1881           N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            YES
VERSATILITY, INC.     330  2,409  11/01/95  12/31/04  $15.20  11/01/97  $5.30 3% per annum  Barbara Thompson      NO       NASDAQ
                                                                                               591-2900           N/A       VERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            NO
SPICER INSURANCE      340  1,394  10/01/95  09/30/00  $14.50  10/01/97   TBD  3% per annum    Frank Spicer        NO        N/A
                                                                                               385-5100           N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            NO
MCGHEE AND ASSOCIATES 360    828  07/01/96  06/30/97  $16.00    N/A     $5.30      N/A       Kathryn Kelley       NO        N/A
                                                                                               691-2257           N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
                                  06/09/94  06/30/97  $15.91    N/A                                                         YES
                                  --------------------------  --------
ASSOCIATED COMMERCIAL 370  1,887  07/01/97  06/30/00  $16.00  07/01/97   TBD  3% per annum   Craig Sebner         YES       NYSE
                                                                                               359-9016       Ford Motor    AFS
                                                                                                              Co. 80%
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE CORP        380  4,100  12/16/95  12/15/97  $16.64    N/A      N/A  4% per annum   Craig Mott
                                                                                               934-1651
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            NO
MOTOROLA              410  5,828  08/01/96  02/29/00  $13.11  03/01/98  $5.30 3% per annum   Barbie Newton        NO        N/A
                                                                                               293-3800           N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 see              see       see
LOGICON GEODYNAMICS   400  13,143 07/01/95  09/30/00  $13.53  09/01/97  $5.30 3% per annum    suite 100        suite 100  suite 100
                      500  18,947 09/26/94  09/30/00
                          --------
                     Total 32,090
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 see              see       see
VERSATILITY, INC.     600  18,947 10/01/94  12/31/04  $14.32  10/01/97  $5.30 3% per annum    suite 330        suite 330  suite 330
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 see              see       see
VERSATILITY, INC.     700  18,947 04/01/96  12/31/04  $15.50  06/01/97  $5.30 3% per annum    suite 330        suite 330  suite 330
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------
Total Net Rentable Area   127,669 (PER LEASE)
---------------------------------------------

STORAGE AND OTHERS
----------------------
                            2                        $13,860
ARDIS               roof antennas 09/04/95  09/03/98 per year 09/01/97   N/A  5% per annum
------------------------------------------------------------------------------------------------------------------------------------

CONFERENCE            135    784
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------                       ---------------------------------------------
Total Storage Area           784                                    Occupied          127,669           99.39%
---------------------------------------------                       ---------------------------------------------
                                                                    Vacant              784              0.81%
---------------------------------------------                       ---------------------------------------------
Gross Leasable Area        128,363                                  Total             128,363          100.00%
---------------------------------------------                       ---------------------------------------------

                                                                         Addenda
================================================================================

                           Improved Sales Comparables

================================================================================

                                                        OFFICE BUILDING OFFERING
================================================================================

I-1                                  Sale

Building Name:                       Centerpointe I and 11

Location:                            4000 and 4050 Legato Road
                                     Fairfax, Fairfax County, VA

Grantor:                             Joshua Realty Corporation
                                     (GE Investments)

Grantee:                             Beacon Properties

Date of Offering:                    June 1996

Recording Data:                      Deed Book 9986, Page 825

Recording Date:                      05/01/97

Physical Description:

 Land Area:                          17.00 Acres
 Net Rentable Area:                  408,111 Square Feet
 Year Built:                         Circa 1988
 Occupancy at Sale:                  100%
 Parking:                            Structured; 3.6/1000
 Quality:                            Excellent
 Construction:                       Masonry and Glass
 Stories:                            11

Sale Price:                          $55,000,000

Terms of Sale:                       All Cash to Seller
                                     Purchaser is a REIT

Sale Price/Square Foot (RSF):        $134.77

Centerpointe I:                      203,630 SF NRA, Yr Built: 1988

Centerpointe II:                     204,481 SF NRA, Yr Built: 1990

COMMENTS:

      This is the sale of two, Class A suburban office buildings located at the intersection of West Ox Road and Legato Road, just south of US Route 50. The buildings are 100 percent occupied by American Management Systems (203,630 and 69,585 SF), QSI (28,359 SF), Fujitsu (20,336 SF) and others.
      Lease rollover exposure occurs in 1997, 1999 and

                                                        OFFICE BUILDING OFFERING
================================================================================

1-1 Continued
      2007. The price is based on IRRs in the 11.0 to 11.5 percent range. Asking rents in the market are between $18.00 and $20.00 per square foot. The contract price is $8,000,000 below the initial asking, or a 13% discount.

                                                            OFFICE BUILDING SALE
================================================================================

I-2                               Sale

Building Name:                    8280 Greensboro Drive

Location:                         8280 Greensboro Drive
                                  McLean, Fairfax County, VA

Parcel Number:                    029-3-15-001O-A

Grantor:                          Tysons Corner Limited Partner-
                                  ship (Balcor)

Grantee:                          Gateway Costal Properties, Inc
                                  (RREEF)

Date of Sale:                     04/23/97

Recording Data:                   Deed Book 9978, Page 446

Recording Date:                   04/23/97

Physical Description:

 Land Area:                       115,140 Square Feet
                                  2.64 Acres
 Net Rentable Area:               205,341 Square Feet
 Year Built:                      1985
 Parking:                         547 spaces
 Construction:                    Steel frame; reflective glass
 Zoning:                          C4, Fairfax county
 Stories:                         9

Sale Price:                       $30,000,000

Terms of Sale:                    Cash to Seller

Appraisal Indicators:
 Overall Rate (OAR):              8.75%

Sale Price/Square Foot (RSF):     $146.10

Number of Tenants:                24; largest = Deltek Systems (25%)

Legal Description:                Lot 10A, Section 4, Leasco Office Park

COMMENTS:
      This is the sale of a 9-story, Class A-, reflective glass office building built in 1985 and located in one of the

                                                            OFFICE BUILDING SALE
================================================================================

1-2 Continued

      prime office neighborhoods in Tysons Corner, Virginia. The buyer would not divulge any detailed financial information on the property outside of the following data:

      The price equated to a going-in capitalization rate of about 8.75 percent.

      The purchaser's target yields (IRRs) for this market are between 10.75% for Class A, top of the market buildings with long term, stable income, and 12.0% for Class A-/B+ buildings with below market existing rents. They are no longer assuming any major spikes in rent growth due to the anticipated new construction that will be delivered in the next 9 to 12 months.

      They do examine replacement costs as a test of reasonableness regarding the spread between their acquisition relative to new product delivered at market rent levels.

                                                            OFFICE BUILDING SALE
================================================================================

1-3                              Sale

Building Name:                   Tysons Office Center

Location:                        8133 Leesburg Pike
                                 Vienna, Fairfax County, VA

Parcel Number:                   039-2-02-0041,0042

Grantor:                         Tysons Office Center Limited
                                 Partnership (VIB Management)

Grantee:                         Tysons Office Center, Inc.
                                 (Invesco)

Date of Sale:                    04/16/97

Recording Data:                  Deed Book 9973, Page 1212

Recording Date:                  04/16/97

Physical Description:

  Land Area:                     112,398 Square Feet
                                 2.58 Acres
  Net Rentable Area:             142,000 Square Feet
  Year Built:                    1981
  Occupancy at Sale:             100%
  Parking:                       358 spaces
  Construction:                  Steel frame, reflective glass
  Zoning:                        C3, Fairfax County
  Stories:                       9

Sale Price:                      $16,000,000

Terms of Sale:                   Cash to Seller

Appraisal Indicators:
  Overall Rate (OAR):            8.4%
  Discount Rate (IRR):           12.0%

Sale Price/Square Foot (RSF):    $112.68

Parking Ratio:                   2.5 per 1,000 SF

Tenant Turnover:                 60-65% in 3 Years

Average Rents:                   $3.00 to $3.50/SF Below Market

                                                            OFFICE BUILDING SALE
================================================================================

1-3 Continued

Rent Growth:                   5%, 5%, 3.5% thereafter

COMMENTS:

      This is the sale of a Class B office building built in 1981 and located in the popular Tysons Corner submarket. The property was in good condition at the time of sale. The sellers recently spent about $3.OM on renovating the lobbies, restrooms, and on a new roof and mechanical upgrades.

      The buyers indicated that the building was 100 percent occupied at the time of sale but was subject to 60 to 65% tenant turnover in the first three years of ownership. These tenants had rents averaging around $16.50/SF compared to $20/SF for market rents. Hence, the buyer saw this as an opportunity to roll up a lot of below market leases, move them to market rents, and sell the property in four to seven years at a price that would still be attractive to the next owner. Because there is risk associated with this type of effort, and particularly because there is new construction being planned for competing markets, the buyer used a slightly higher IRR of 12.0 percent, compared to IRRs closer to 11.0% for their acquisition of Class A properties. The buyer also reported expenses of approx $7.00/SF.

                                                            OFFICE BUILDING SALE
================================================================================

1-4                                Sale

Building Name:                     Camron Office Park-Building I

Location:                          3601 Eisenhower Avenue
                                   Alexandria, VA

Parcel Number:                     070.00-01-07

Grantor:                           #1 Radnor Camron Run L.P.
                                   Robert Buchanan-Buchanan Assoc

Grantee:                           Camron Run L.L.C.
                                   Robert E. Dewitt

Date of Sale:                      10/14/96

Recording Data:                    Deed Book 1584, Page 726

Recording Date:                    10/14/96

Physical Description:

 Land Area:                        186,437 Square Feet
                                   4.28 Acres
 Gross Building Area:              151,442 Square Feet
 Net Rentable Area:                143,707 Square Feet
 Year Built:                       1991
 Occupancy at Sale:                95%
 Parking:                          2.4 per 1000 SF
 Quality:                          Good
 Construction:                     Concrete and steel frame
 Zoning:                           OCM100, Alexandria
 Stories:                          6

Sale Price:                        $15,400,000

Terms of Sale:                     Financing provided by MetLife
                                   for $10,500,000 at market
                                   terms

Economic Indicators:
 Effective Gross Income:           $2,210,171               Buyer's Proforma
 Less: Operating Expenses:         $898,168                 Buyer's Proforma
 Net Operating Income:             $1,312,003               Buyer's Proforma

Appraisal Indicators:
 Effective Gross Inc. Mult.:       6.97
 Overall Rate (OAR):               8.52%

                                                            OFFICE BUILDING SALE
================================================================================

1-4 Continued

Sale Price/Square Foot (GSF):          $101.69

Sale Price/Square Foot (RSF):          $107.16

Operating Expense Ratio                40.6%

COMMENTS:

      This is the sale of an office building situated in the Hungtington/Eisenhower submarket in Alexandria. The property fronts the north side of Eisenhower Avenue and has good access and some visibility to Interstate 95/395 (Beltway).

      The building was 95 percent leased to 12 tenants. There was one tenant who occupied 10 percent of the building which is scheduled to rollover in the first year of the holding period, however, this tenant has recently renewed. There is siginifcant rollover risk in 1999 and 2000 when 35 and 48 percent of the leases expire. According to the buyer, this was not viewed as substantially troublesome because of the current and anticipated strength of the submarket.

      The property was listed for $15,500,000 and was on the market for less than six months.

                                                            OFFICE BUILDING SALE
================================================================================

1-5                                 Sale

Building Name:                      The Nortel Building

Location:                           2010 Corporate Ridge
                                    McLean, Fairfax County, VA

Parcel Number:                      39-2-1-62A

Grantor:                            Northern Telecom, Inc.

Grantee:                            Acquiport Corporate Ridge, Inc
                                    (Equitable Real Estate)

Date of Sale:                       08/01/96

Recording Data:                     Book 9776 Page 126

Recording Date:                     08/07/96

Physical Description:

 Land Area:                         288,090 Square Feet
                                    6.61 Acres
 Net Rentable Area:                 252,315 Square Feet
 Year Built:                        1989
 Occupancy at Sale:                 100%
 Parking:                           4.0 per 1,000
 Quality:                           Good
 Construction:                      Limestone and glass
 Zoning:                            PDC, Planned Dev. Commercial
 Stories:                           10

Sale Price:                         $35,000,000

Terms of Sale:                      All Cash to Seller
                                    Cash Equivalent

Economic Indicators:
 Effective Gross Income:            $5,261,200             Buyer's Proforma
 Less: Operating Expenses:          $1,766,200             Buyer's Proforma
 Net Operating Income:              $3,495,000             Buyer's Proforma

Appraisal Indicators:
 Effective Gross Inc. Mult.:        6.65
 Overall Rate (OAR):                10.01 %
 Discount Rate ORR):                11.75%

Sale Price/Square Foot (RSF):       $138.72

                                                            OFFICE BUILDING SALE
================================================================================

1-5 Continued

Lease Expirations:                    7% 1996, 11% 1998, 14% 1999, 11% 2001

Rent Growth:                          6% 1996, 1997, 1998

Major Tenant:                         Nortel: 144,879 SF, $19.65/SF, $3/SF Yr6

Estimated Market Rent At Sale:        $20.00/SF

COMMENTS:

      This is the sale of a Class A building in the Tysons Corner submarket. The seller occupies 144,879 square feet (57 percent) of the building at a lease rate of $19.65 per square foot, full service, with an a rent step of $3.00 per square foot in year 6. There are no commissions or tenant improvements paid on the new lease. The balance of the building is leased to five credit-worthy tenants. The building features a cafeteria and fitness center. The income durability is good, with limited rollover through the year 2001. The stabilized capitalization rate of 10.01 percent is derived from the buyer's proforma. Their' indicated cash-on-cash return was 9.1 percent. The buyer indicated that they were not the highest bidder on this sale-leaseback transaction, but were finally selected based on their ability to manage the building. Thus the transaction price per square foot is considered somewhat low, and the return and yield rates high. The listing broker reported an exposure time of less than three months.

      The purchaser reported rent growth of 6% in years 1996 through 1998, and 4% thereafter, and basing the acquisition on an 11.75% IRR.

                                                            OFFICE BUILDING SALE
================================================================================

1-6                                 Sale

Building Name:                      Reston Plaza I & II

Location:                           12020 and 12030 Sunrise Valley
                                    Drive
                                    Reston, Fairfax County, VA

Parcel Number:                      017-3-08-0003-B1 and B2

Grantor:                            Aetna Life Insurance Company

Grantee:                            Reston Plaza Office LLC
                                    (LaSalle Advisors)

Date of Sale:                       07/25/96

Recording Data:                     Deed Book 9762, Page 1986

Recording Date:                     07/25/96

Physical Description:

 Land Area:                         205,795 Square Feet
                                    4.72 Acres
 Net Rentable Area:                 126,557 Square Feet
 Year Built:                        1985
 Occupancy at Sale:                 100%
 Parking:                           2.9/1,000 SF, Surface
 Quality:                           Average
 Construction:                      Concrete and Steel
 Zoning:                            14, Fairfax County
 Stories:                           3

Sale Price:                         $13,650,000

Terms of Sale:                      All Cash to Seller
                                    Considered Cash Equivalent

Economic Indicators:
 Effective Gross Income:            $1,990,000                      Actual
 Less: Operating Expenses:          $980,000                        Estimate
 Net Operating Income:              $1,010,000                      Estimate

Appraisal Indicators:
 Effective Gross Inc. Mult.:        6.86
 Overall Rate (OAR):                7.4%

Sale Price/Square Foot (RSF):       $107.86

                                                            OFFICE BUILDING SALE
================================================================================

1-6 Continued

Operating Expense Ratio:                    49.2%

COMMENTS:

      This is the sale of two, 100 percent occupied, good quality, office buildings situated at the northeast quadrant of Sunrise Valley Drive and Edmund Halley Drive in Reston. At the time of sale, there was about 1,700 square feet of space available. The average lease rate was reported at $15.20/SF in Building I and $16.00/SF in Building 11, full service. Contract rents were well below market at the time of sale. There was some other income from parking and expense recoveries were projected by the seller at $80,000 in 1996, dropping to $20,000 in 1997 due to non-recurring circumstances. Thus, we have estimated the net operating income at mid-year 1996 to be about $1,010,000.

      The seller reported included proforma rent escalations of 6%, 5%, 4% and 3% thereafter for 1996 on. Their internal valuations applied a 12.0% IRR, but this was acknowledged to be conservative compared to today's market.

                                                            OFFICE BUILDING SALE
================================================================================

1-7                                    Sale

Building Name:                         Executive Park III

Location:                              1850 Centennial Park Drive
                                       Reston, Fairfax County, VA

Parcel Number:                         Tax Map 017-4-12-0011-134

Grantor:                               AETNA Life Insurance Company

Grantee:                               Massachusetts Mutual Life
                                       Insurance Company

Date of Sale:                          05/31/96

Recording Data:                        Deed Book 9716 Page 484

Recording Date:                        05/31/96

Physical Description:

 Land Area:                            231,270 Square Feet
                                       5.31 Acres
 Gross Building Area:                  104,620 Square Feet
 Net Rentable Area:                    104,620 Square Feet
 Year Built:                           1985
 Occupancy at Sale:                    100%
 Parking:                              322 spaces or 3.1 per 1,000 SF
 Quality:                              Excellent
 Construction:                         Brick
 Zoning:                               13, Fairfax County
 Stories:                              6

Sale Price:                            $12,200,000

Terms of Sale:                         Cash to Seller; no major
                                       capital repairs needed.

Economic Indicators:
 Effective Gross Income:               $1,771,400                 Actual
 Less: Operating Expenses:             $711,400                   Actual
 Net Operating Income:                 $1,060,000                 Actual

Appraisal Indicators:
 Effective Gross Inc. Mult.:           6.89
 Overall Rate (OAR):                   8.7 %

Sale Price/Square Foot (GSF):          $116.61

                                                            OFFICE BUILDING SALE
================================================================================

1-7 Continued

Sale Price/Square Foot (RSF):                   $116.61

Average Rents at Sale:                          $15.10/SF

Seller's Market Rent Estimate:                  $18.50/SF

Tenant Turnover (1996-2000):                    2%, 9%, 6%, 26%, 33%

Rent Spikes 1996-1999 (Seller)                  6%, 5%, 4%, 3% Thereafter

COMMENTS:

      This is the sale of an attractive, six-story, Class A office building, known as Executive Park III, in Reston, Fairfax County, Virginia. The building was 100 percent occupied in March of 1996. The largest tenant is PHP. Average rent in the building is $15.10 per square foot; this is below the seller's estimate of market rent of $18.50 per square foot. Operating expenses are estimated to be $6.80 per square foot.

      There is an underground storage tank that was tested and did not leak. No impact on value.

                                                                         Addenda
================================================================================

                       Pro-Ject +plus Assumptions Reports

================================================================================

                              OAKWOOD CENTER (7111)
                            PROJECT DESIGNATOR: 7111
                            REVISION: 6/19/97 @ 12:11
                                 TENANT REGISTER

                 TENANT                    SQUARE FEET   BEGIN DATE    END DATE
----------------------------------------   -----------   ----------    --------
#  1 - MUTUAL OF NY                              3,173      7/1992       6/1997
#  2 - SUITE I        CONFERENCE ROOM              784      6/1997       5/2017
#  3 - SUITE 100      LOGICON GEODYNAMIC         3,157      7/1996       9/2000
#  4 - SUITE 160      BYER'S ENGINEERING         7,801      7/1995       6/2000
#  5 - SUITE 180      CENTRAL FIDELITY B         3,348     12/1982      12/2002
#  6 - SUITE 190      VERSATILITY                1,637      6/1997      12/2004
#  7 - SUITE 200      CMCI                       9,392      7/1997       6/2002
#  8 - SUITE 210      PREMIERE SYSTEMS           2,901      3/1994       2/1999
#  9 - SUITE 220      FRANEY PARR MUHA           3,034      6/1994       6/1999
# 10 - SUITE 260      COBRO CORP                 2,027      6/1996       5/2001
# 11 - SUITE 270      FAIRFAX FAMILY             1,370      9/1995       8/1998
# 12 - SUITE 300      WALKER TITLE               4,895      1/1994      12/1998
# 13 - SUITE 320      JOSHUA MUSS ASSOC          1,577     11/1996      10/1997
# 14 - SUITE 330      VERSATILITY                2,409     11/1995      12/2004
# 15 - SUITE 340      SPICER INSURANCE           1,394     10/1995       9/2000
# 16 - SUITE 360      MCGHEE ASSOCIATES            828      7/1996       6/1997
# 17 - SUITE 370      ASSOCIATED COMMERC         1,887      7/1997       6/2000
# 18 - SUITE 380      AEROSPACE CORP             4,100     12/1995      12/1997
# 19 - SUITE 400/500  LOGICON GEODYNAMIC        32,090      6/1994       9/2000
# 20 - SUITE 410      MOTOROLA                   5,828      8/1996       2/2000
# 21 - SUITE 600      VERSATILITY               18,947     10/1994      12/2004
# 22 - SUITE 700      VERSATILITY               18,947      4/1996      12/2004
                                           -----------
        22 TENANTS                             131,526
                                           ===========

                              OAKWOOD CENTER (7111)
                            PROJECT DESIGNATOR: 7111
                            REVISION: 6/19/97 @ 12:11
                            MNEMONIC REFERENCE TABLE

AREA MEASURES
-------------

NRA
OCCU

GROWTH RATES
------------

MKTG
EXPG
INC3
INC4
INC2
CP25
C275
30%M

MARKET RATES
------------

MKT1
TIRN
TINW
TIWA
RESR
IND3

EXPENSES
--------

TAX
OPEX
ADME
MGTI
OPEI
NONE

GLOBAL RECOVERIES
-----------------

BYES

                              OAKWOOD CENTER (7111)
                            PROJECT DESIGNATOR: 7111
                            REVISION: 6/24/97 @ 15:24
                           PROJECT ASSUMPTIONS REPORT
                                EXCLUDING TENANTS

BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF OAKWOOD CENTER (7111) BEGINNING 7/1997
FOR 15 YEARS ON A FISCAL YEAR BASIS

AREA MEASURES
-------------

NRA
1997 VALUE   -  128,353
THEREAFTER   -  CONSTANT

  1997:     128,353     1998:    128,353     1999:    128,353     2000:  128,353
  2001:     128,353     2002:    128,353     2003:    128,353     2004:  128,353
  2005:     128,353     2006:    128,353     2007:    128,353     2008:  128,353
  2009:     128,353     2010:    128,353     2011:    128,353

OCCU
1997 VALUE   -    122,752
1998 VALUE   -    126,267
1999 VALUE   -    124,743
2000 VALUE   -    122,833
2001 VALUE   -    127,561
2002 VALUE   -    125,084
2003 VALUE   -    125,207
2004 VALUE   -    124,792
2005 VALUE   -    110,310
2006 VALUE   -    125,767
2007 VALUE   -    114,870
2008 VALUE   -    123,503
2009 VALUE   -    125,781
2010 VALUE   -    111,907
2011 VALUE   -    123,688
THEREAFTER   -  CONSTANT

  1997:     122,752     1998:    126,267     1999:    124,743     2000:  122,833
  2001:     127,561     2002:    125,084     2003:    125,207     2004:  124,792
  2005:     110,310     2006:    125,767     2007:    114,870     2008:  123,503
  2009:     125,781     2010:    111,907     2011:    123,688

GROWTH RATES
------------

MKTG
1997 VALUE -         1.75
1998 VALUE -         3.50
THEREAFTER -  CONSTANT

  1997:      1.7500     1998:     3.5000     1999:     3.5000     2000:   3.5000
  2001:      3.5000     2002:     3.5000     2003:     3.5000     2004:   3.5000
  2005:      3.5000     2006:     3.5000     2007:     3.5000     2008:   3.5000
  2009:      3.5000     2010:     3.5000     2011:     3.5000

EXPG
1997 VALUE           1.75
1998 VALUE           3.50
THEREAFTER -  CONSTANT

  1997:      1.7500     1998:     3.5000     1999:     3.5000     2000:   3.5000
  2001:      3.5000     2002:     3.5000     2003:     3.5000     2004:   3.5000
  2005:      3.5000     2006:     3.5000     2007:     3.5000     2008:   3.5000
  2009:      3.5000     2010:     3.5000     2011:     3.5000

INC3
1997 VALUE -         3.00
1998 VALUE -         3.00
THEREAFTER -  CONSTANT

  1997:      3.0000     1998:     3.0000     1999:     3.0000     2000:   3.0000
  2001:      3.0000     2002:     3.0000     2003:     3.0000     2004:   3.0000
  2005:      3.0000     2006:     3.0000     2007:     3.0000     2008:   3.0000
  2009:      3.0000     2010:     3.0000     2011:     3.0000

INC4
1997 VALUE -         4.00
1998 VALUE -         4.00
THEREAFTER -  CONSTANT

  1997:      4.0000     1998:     4.0000     1999:     4.0000     2000:   4.0000
  2001:      4.0000     2002:     4.0000     2003:     4.0000     2004:   4.0000
  2005:      4.0000     2006:     4.0000     2007:     4.0000     2008:   4.0000
  2009:      4.0000     2010:     4.0000     2011:     4.0000

INC2
1997 VALUE -         2.00
1998 VALUE -         2.00
THEREAFTER -  CONSTANT

  1997:      2.0000     1998:     2.0000     1999:     2.0000     2000:   2.0000
  2001:      2.0000     2002:     2.OOO0     2003:     2.0000     2004:   2.0000
  2005:      2.0000     2006:     2.0000     2007:     2.0000     2008:   2.0000
  2009:      2.0000     2010:     2.0000     2011:     2.0000

CP25
1997 VALUE -         2.50
1998 VALUE -         2.50
THEREAFTER -  CONSTANT

  1997:      2.5000     1998:     2.5000     1999:     2.5000     2000:   2.5000
  2001:      2.5000     2002:     2.5000     2003:     2.5000     2004:   2.5000
  2005:      2.5000     2006:     2.5000     2007:     2.5000     2008:   2.5000
  2009:      2.5000     2010:     2.5000     2011:     2.5000

C275
1997 VALUE -         2.75
1998 VALUE -         2.75
THEREAFTER -  CONSTANT

  1997:      2.7500     1998:     2.7500     1999:     2.7500     2000:   2.7500
  2001:      2.7500     2002:     2.7500     2003:     2.7500     2004:   2.7500
  2005:      2.7500     2006:     2.7500     2007:     2.7500     2008:   2.7500
  2009:      2.7500     2010:     2.7500     2011:     2.7500

30%M
 +30.0% OF MKTG

  1997:      0.5250     1998:     1.0500     1999:     1.0500     2000:   1.0500
  2001:      1.0500     2002:     1.0500     2003:     1.0500     2004:   1.0500
  2005:      1.0500     2006:     1.0500     2007:     1.0500     2008:   1.0500
  2009:      1.0500     2010:     1.0500     2011:     1.0500

 MARKET RATES
 ------------

 MKT1
 1997 VALUE -     18.00
 THEREAFTER - GROWING AT GROWTH RATE MKTG

  1997:   18.0000       1998:   18.3150    1999:    18.9560    2000:  19.6195
  2001:   20.3062       2002:   21.0169    2003:    21.7525    2004:  22.5138
  2005:   23.3018       2006:   24.1173    2007:    24.9615    2008:  25.8351
  2009:   26.7393       2010:   27.6752    2011:    28.6438

 TIRN
 1997 VALUE -          4.00
 THEREAFTER - GROWING AT GROWTH RATE EXPG

  1997:    4.0000       1998:    4.0700    1999:     4.2125    2000:   4.3599
  2001:    4.5125       2002:    4.6704    2003:     4.8339    2004:   5.0031
  2005:    5.1782       2006:    5.3594    2007:     5.5470    2008:   5.7411
  2009:    5.9421       2010:    6.1500    2011:     6.3653

 TINW
 1997 VALUE    -        8.00
 THEREAFTER    - GROWING AT GROWTH RATE EXPG

  1997:    8.0000       1998:    8.1400    1999:     8.4249    2000:   8.7198
  2001:    9.0250       2002:    9.3408    2003:     9.6678    2004:  10.0061
  2005:   10.3564       2006:   10.7188    2007:    11.0940    2008:  11.4823
  2009:   11.8841       2010:   12.3001    2011:    12.7306

 TIWA
   +60.0% OF TIRN +40.0% OF TINW

  1997:    5.6000       1998:    5.6980    1999:     5.8974    2000:   6.1038
  2001:    6.3175       2002:    6.5386    2003:     6.7674    2004:   7.0043
  2005:    7.2494       2006:    7.5O32    2007:     7.7658    2008:   8.0376
  2009:    8.3189       2010:    8.6101    2011:     8.9114

 RESR
 1997 VALUE -           0.15
 THEREAFTER - GROWING AT GROWTH RATE EXPG

  1997:    0.1500       1998:    0.1526    1999:     0.1580    2000:   0.1635
  2001:    0.1692       2002:    0.1751    2003:     0.1813    2004:   0.1876
  2005:    0.1942       2006:    0.2010    2007:     0.2080    2008:   0.2153
  2009:    0.2228       2010:    0.2306    2011:     0.2387

 IND3
 1997 VALUE -           100
 THEREAFTER - GROWING AT GROWTH RATE INC3

  1997:  100.0000       1998:  103.0000    1999:   106.0900    2000: 109.2727
  2001:  112.5509       2002:  115.9274    2003:   119.4O52    2004: 122.9874
  2005:  126.6770       2006:  130.4773    2007:   134.3916    2008: 138.4234
  2009:  142.5761       2010:  146.8533    2011:   151.2589

 MISCELLANEOUS INCOMES
 ---------------------

ROOF RENTS/OTHER
1997 VALUE -        14,000
1998 VALUE -        14,000
1999 VALUE -         2,000
THEREAFTER -  GROWING AT GROWTH RATE INC2

  1997:    14,000       1998:    14,000    1999:      2,000    2000:    2,040
  2001:     2,081       2002:     2,122    2003:      2,165    2004:    2,208
  2005:     2,252       2006:     2,297    2007:      2,343    2008:    2,390
  2009:     2,438       2010:     2,487    2011:      2,536

EXPENSES
--------

PROPERTY TAXES         , REFERRED TO AS TAX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -    151,949
1998 VALUE -    168,510
THEREAFTER - GROWING AT GROWTH RATE EXPG

  1997:   151,949       1998:   168,510    1999:    174,408    2000:  180,512
  2001:   186,830       2002:   193,369    2003:    200,137    2004:  207,142
  2005:   214,392       2006:   221,895    2007:    229,662    2008:  237,700
  2009:   246,019       2010:   254,630    2011:    263,542

OPERATING EXPENSES, REFERRED TO AS OPEX
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -    474,900
THEREAFTER - GROWING AT GROWTH RATE EXPG

  1997:   474,900       1998:   483,211    1999:    500,123    2000:  517,627
  2001:   535,744       2002:   554,495    2003:    573,903    2004:  593,989
  2005:   614,779       2006:   636,296    2007:    658,567    2008:  681,616
  2009:   705,473       2010:   730,164    2011:    755,720

ADMIN/PAYROLL         , REFERRED TO AS ADME
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -     96,300
THEREAFTER - GROWING AT GROWTH RATE EXPG

  1997:    96,300       1998:    97,985    1999:    101,415    2000:  104,964
  2001:   108,638       2002:   112,440    2003:    116,376    2004:  120,449
  20O5:   124,665       2006:   129,028    2007:    133,544    2008:  138,218
  2009:   143,055       2010:   148,062    2011:    153,245

MANAGEMENT FEES        , REFERRED TO AS MGTI
AN INFORMATIONAL EXPENSE
1997 VALUE -         57,803
1998 VALUE -         59,538
1999 VALUE -         61,861
2000 VALUE -         64,907
2001 VALUE -         72,685
2002 VALUE -         74,229
2003 VALUE -         77,016
2004 VALUE -         79,660
2005 VALUE -         74,430
2006 VALUE -         88,370
2007 VALUE -         83,671
2008 VALUE -         93,456
2009 VALUE -         98,966
2010 VALUE -         90,559
2011 VALUE -        103,569
THEREAFTER - CONSTANT

  1997:    57,803       1998:    59,538    1999:     61,861    2000:   64,907
  2001:    72,685       2002:    74,229    2003:     77,016    2004:   79,660
  2005:    74,430       2006:    88,370    2007:     83,671    2008:   93,456
  2009:    98,966       2010:    90,559    2011:    103,569

OPERATING EXPENSES, REFERRED TO AS OPE1
AN INFORMATIONAL EXPENSE
+100.0% OF TAX +100.0% OF OPEX
+100.0% OF ADME+100.0% OF MGTI

  1997:   780,952       1998:   809,244    1999:    837,807    2000:   868,011
  2001:   903,897       2002:   934,534    2003:    967,432    2004: 1,001,240
  2005: 1,028,265       2006: 1,075,590    2007:  1,105,443    2008: 1,150,990
  2009: 1,193,514       2010: 1,223,416    2011:  1,276,076

NON-RECOVERABLE         , REFERRED TO AS NONE
CHARGED AGAINST NET OPERATING INCOME
1997 VALUE -    25,700
THEREAFTER - GROWING AT GROWTH RATE EXPG

  1997:    25,700       1998:    26,150    1999:     27,065    2000:   28,012
  2001:    28,993       2002:    30,007    2003:     31,058    2004:   32,145
  2005:    33,270       2006:    34,434    2007:     35,639    2008:   36,887
  2009:    38,178       2010:    39,514    2011:     40,897

VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1997 VALUE -      2.00
THEREAFTER - CONSTANT

MANAGEMENT FEE
--------------

PERCENTAGE OF EFFECTIVE GROSS INCOME
FOR ALL TENANTS
PASSED THROUGH TO TENANTS USING EXPENSE MGTI
1997 VALUE -      3.00
THEREAFTER - CONSTANT

COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 - 5.000% OF TOTAL RENT

STANDARD METHOD #2 - 2.000% OF TOTAL RENT

STANDARD METHOD #3 - 3.200% OF TOTAL RENT

STANDARD METHOD #4 - 0.000% OF TOTAL RENT

STANDARD METHOD #5 - 0.000% OF TOTAL RENT

COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

ALTERATION CALCULATION
----------------------

1997 VALUE   -        0.00
1998 VALUE   -        0.00
1999 VALUE   -        0.00
20OO VALUE   -        0.00
2001 VALUE   -        0.00
2002 VALUE   -        0.00
2003 VALUE   -        0.00
2004 VALUE   -        0.00
2005 VALUE   -        0.00
2006 VALUE   -        0.00
2007 VALUE   -        0.00
2008 VALUE   -        0.00
2009 VALUE   -        0.00
2010 VALUE   -        0.00
2011 VALUE   -        0.00
THEREAFTER   - CONSTANT

ALTERATION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT

COMMON AREA MAINTENANCE POOL
----------------------------

NONE

CAPITAL EXPENDITURES
--------------------

RESERVES
MARKET RATE RESR MULTIPLIED BY AREA MEASURE NRA

  1997:    19,253       1998:    19,590    1999:     20,276    2000:   20,985
  2001:    21,720       2002:    22,480    2003:     23,267    2004:   24,081
  2005:    24,924       2006:    25,796    2007:     26,699    2008:   27,633
  2009:    28,601       2010:    29,602    2011:     30,638

PRIMARY CLASSIFICATION CODES
----------------------------

NONE

 SECONDARY CLASSIFICATION CODES
 ------------------------------

 NONE

 COST CENTERS
 ------------

 NONE

 SALES VOLUME PROFILE
 --------------------

           PERCENT OF       RELATIVE
 MONTH    ANNUAL SALES       VOLUME
          ------------      --------
 JAN           8.33%            1.00
 FEB           8.33%            1.00
 MAR           8.33%            1.00
 APR           8.33%            1.00
 MAY           8.33%            1.00
 JUN           8.33%            1.00
 JUL           8.33%            1.00
 AUG           8.33%            1.00
 SEP           8.33%            1.00
 OCT           8.33%            1.00
 NOV           8.33%            1.00
 DEC           8.33%            1.00
             -------         -------
 TOTALS      100.00%           12.00

 GLOBAL RECOVERIES
 -----------------

 OPERATING EXPENSES, REFERRED TO AS BYES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 TENANT PROLOGUE
 ---------------

 MINIMUM RENTS:
 SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
 MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

 SALES VOLUMES AND BREAKPOINTS:
 SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
 MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

 RENEWAL RENTS ARE COMPOUNDED ANNUALLY
 RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET

 REFERENCE TENANTS
 ----------------

 NONE

                              OAKWOOD CENTER (7111)
                            PROJECT DESIGNATOR: 7111
                            REVISION: 6/19/97 @ 12:11
                           PROJECT ASSUMPTIONS REPORT
                                FOR TENANTS ONLY
                              INCLUDING ALL TENANTS

TENANTS
-------

THERE ARE A TOTAL OF 22 LEASEHOLD TENANT(S):

-------------------------------------------------------------------------------

# 1 - MUTUAL OF NY
BASE LEASE DATES:       7/1992 TO 6/1997
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:           3,173
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    13.23/SF/YR
THEREAFTER - GROWING AT GROWTH RATE INC3

RECOVERIES:

OPERATING EXPENSES
PRO RATA SHARE RECOVERY OF EXPENSE OPE1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF 6.50/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE

-------------------------------------------------------------------------------

# 2 - SUITE 1         , CONFERENCE ROOM
BASE LEASE DATES:       6/1997 TO 5/2017
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:            784
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -     0.00/SF/YR

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE

-------------------------------------------------------------------------------

# 3 - SUITE 100       , LOGICON GEODYNAMIC
BASE LEASE DATES:       7/1996 TO 9/2000
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:           3,lS7
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    15.50/SF/YR
THEREAFTER - GROWING AT    3.00%

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE  FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF 5.34/SF MULTIPLIED BY AREA MEASURE NRA

 COMMISSIONS:    NONE

 ALTERATIONS:    NONE

 OPTION 1 DATES:         10/2000 TO 6/2007
 SQUARE FOOTAGE:           3,157

 MINIMUM RENT:
 2001 VALUE -    18.85/SF/YR
 THEREAFTER - GROWING AT     3.00%

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 COMMISSIONS:    STANDARD METHOD #2
 PAYOUT:         CASHED OUT

 ALTERATIONS:       5.00/SF
 PAYOUT:         CASHED OUT

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00         4      NONE       NONE          YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH PATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE  FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 RENEWAL COMMISSIONS:    STANDARD METHOD #3
 RENEWAL PAYOUT:         CASHED OUT

 RENEWAL ALTERATIONS:    MARKET RATE TIWA
 RENEWAL PAYOUT:         CASHED OUT

 -------------------------------------------------------------------------------

 # 4 - SUITE 160           BYER'S ENGINEERING
 BASE LEASE DATES:         7/1995 TO 6/2000
 TYPE OF TENANT:           OFFICE
 SQUARE FOOTAGE:           7,801

  SUBJECT TO VACANCY ALLOWANCE

  MINIMUM RENT:
  1998 VALUE -    14.19/SF/YR
  THEREAFTER - GROWING AT    2.00%

  RECOVERIES:

  OPERATING EXPENSES
  PRO RATA SHARE RECOVERY OF EXPENSE OPE1 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF 4.87/SF MULTIPLIED BY AREA MEASURE NRA

  COMMISSIONS: NONE

  ALTERATIONS: NONE

  SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00         4      NONE        NONE         YES           YES
   2        5.00         4      NONE        NONE         YES           YES
   3        5.00         4      NONE        NONE         YES           YES

  RENEWAL MINIMUM RENT:
  MARKET RATE MKT1 MULTIPLIED BY 1.000
  INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

  RENEWAL RECOVERIES:

  OPERATING EXPENSES
  PRO RATA SHARE RECOVERY OF EXPENSE OPE1
  PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
  CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

  RENEWAL COMMISSIONS:     STANDARD METHOD #3
  RENEWAL PAYOUT:          CASHED OUT

  RENEWAL ALTERATIONS:     MARKET RATE TIWA
  RENEWAL PAYOUT:          CASHED OUT

  ------------------------------------------------------------------------------

  # 5 - SUITE 180          CENTRAL FIDELITY B
  BASE LEASE DATES:        12/1982 TO 12/2002
  TYPE OF TENANT:          OFFICE
  SQUARE FOOTAGE:           3,348
  SUBJECT TO VACANCY ALLOWANCE

  MINIMUM RENT:
  1998 VALUE -   20.05/SF/YR
  THEREAFTER - GROWING AT GROWTH RATE 30%M

  RECOVERIES:

  OPERATING EXPENSES
  PRO RATA SHARE RECOVERY OF EXPENSE OPE1
  PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
  CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF 4.00/SF MULTIPLIED BY AREA MEASURE NRA

 COMMISSIONS: NONE

 ALTERATIONS: NONE

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00         4      NONE        NONE         YES           YES
   2        5.00         4      NONE        NONE         YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 RENEWAL COMMISSIONS:    STANDARD METHOD #3
 RENEWAL PAYOUT:         CASHED OUT

 RENEWAL ALTERATIONS:    MARKET RATE TIWA
 RENEWAL PAYOUT:         CASHED OUT

 -------------------------------------------------------------------------------

 # 6 - SUITE 190           VERSATILITY
 BASE LEASE DATES:         6/1997 TO 12/2004
 TYPE OF TENANT:           OFFICE
 SQUARE FOOTAGE:           1,637
 SUBJECT TO VACANCY ALLOWANCE

 MINIMUM RENT:
 1998 VALUE      18.00/SF/YR
 1999 VALUE      18.54/SF/YR
 2000 VALUE      19.10/SF/YR
 2001 VALUE      19.67/SF/YR
 2002 VALUE      20.26/SF/YR
 2003 VALUE      20.87/SF/YR
 2004 VALUE      21.76/SF/YR
 THEREAFTER    GROWING AT    3.00%

 RECOVERIES:

 BYES
 GLOBAL GROUPING
 GLOBAL RECOVERY BYES

 COMMISSIONS:      3.00%
 PAYOUT:        CASHED OUT

 ALTERATIONS:      10.00/SF
 PAYOUT:        CASHED OUT

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00         4      NONE        NONE         YES           YES
   2        5.00         4      NONE        NONE         YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 RENEWAL COMMISSIONS:    STANDARD METHOD #3
 RENEWAL PAYOUT:         CASHED OUT

 RENEWAL ALTERATIONS:    MARKET RATE TIWA
 RENEWAL PAYOUT:         CASHED OUT

 -------------------------------------------------------------------------------

 # 7 - SUITE 200        , CMCI
 BASE LEASE DATES:        7/1997 TO 6/2002
 TYPE OF TENANT:          OFFICE
 SQUARE FOOTAGE:           9,392
 SUBJECT TO VACANCY ALLOWANCE

 MINIMUM RENT:
 1998 VALUE -    16.25/SF/YR
 THEREAFTER - GROWING AT    3.00%

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 COMMISSIONS:      3.00%
 PAYOUT:         CASHED OUT

 ALTERATIONS:      3.00/SF
 PAYOUT:         CASHED OUT

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00         4      NONE        NONE         YES           YES
   2        5.00         4      NONE        NONE         YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE  FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 RENEWAL COMMISSIONS: STANDARD METHOD #3

 RENEWAL PAYOUT:          CASHED OUT

 RENEWAL ALTERATIONS:     MARKET RATE TIWA
 RENEWAL PAYOUT:          CASHED OUT

 -------------------------------------------------------------------------------

 # 8 - SUITE 210          PREMIERE SYSTEMS
 BASE LEASE DATES:        3/1994 TO 2/1999
 TYPE OF TENANT:          OFFICE
 SQUARE FOOTAGE:          2,901
 SUBJECT TO VACANCY ALLOWANCE

 MINIMUM RENT:
 1998 VALUE -    12.57/SF/YR
 THEREAFTER - GROWING AT     3.00%

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF 5.30/SF MULTIPLIED BY AREA MEASURE NRA

 COMMISSIONS: NONE

 ALTERATIONS: NONE

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1       5.00          4      NONE        NONE         YES          YES
   2       5.00          4      NONE        NONE         YES          YES
   3       5.00          4      NONE        NONE         YES          YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SPARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE WITH NO CAP AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 RENEWAL COMMISSIONS:     STANDARD METHOD #3
 RENEWAL PAYOUT:          CASHED OUT

 RENEWAL ALTERATIONS:     MARKET RATE TIWA
 RENEWAL PAYOUT:          CASHED OUT

 -------------------------------------------------------------------------------

 # 9 - SUITE 220        , FRANEY PARR MUHA
 BASE LEASE DATES:        6/1994 TO 6/1999
 TYPE OF TENANT:          OFFICE
 SQUARE FOOTAGE:          3,034
 SUBJECT TO VACANCY ALLOWANCE

 MINIMUM RENT:
 1998 VALUE -   12.74/SF/YR

THEREAFTER - GROWING AT  3.00%

RECOVERIES:

OPERATING EXPENSES
PRO RATA SHARE RECOVERY OF EXPENSE OPE1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 5.30/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00        4       NONE       NONE          YES           YES
   2        5.00        4       NONE       NONE          YES           YES
   3        5.00        4       NONE       NONE          YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

OPERATING EXPENSES
PRO RATA SHARE RECOVERY OF EXPENSE OPE1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 10 - SUITE 260       , COBRO CORP
BASE LEASE DATES:        6/1996 TO 5/2001
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:           2,027
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    15.50/SF/YR
THEREAFTER - GROWING AT     3.00%

RECOVERIES:

OPERATING EXPENSES
PRO RATA SHARE RECOVERY OF EXPENSE OPE1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 5.34/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS:    STANDARD METHOD #1
PAYOUT:         CASHED OUT

ALTERATIONS:    MARKET RATE TINW

 PAYOUT:        CASHED OUT

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
    I       5.00         4     NONE        NONE          YES           YES
    2       5.00         4     NONE        NONE          YES           YES
    3       5.00         4     NONE        NONE          YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AZ GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE  FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A  CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 RENEWAL COMMISSIONS:    STANDARD METHOD #3
 RENEWAL PAYOUT:         CASHED OUT

 RENEWAL ALTERATIONS:    MARKET RATE TIWA
 RENEWAL PAYOUT:         CASHED OUT

 -------------------------------------------------------------------------------

 # 11 - SUITE 270          FAIRFAX FAMILY
 BASE LEASE DATES:         9/1995 TO B/1998
 TYPE OF TENANT:           OFFICE
 SQUARE FOOTAGE:           1,370
 SUBJECT TO VACANCY ALLOWANCE

 MINIMUM RENT:
 1998 VALUE -   14.68/SF/YR
 THEREAFTER - GROWING AT    3.00%

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF 6.50/SF MULTIPLIED BY AREA MEASURE NRA

 COMMISSIONS: NONE

 ALTERATIONS: NONE

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
    1       5.00          4     NONE        NONE         YES           YES
    2       5.00          4     NONE        NONE         YES           YES
    3       5.00          4     NONE        NONE         YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

  RENEWAL RECOVERIES:

  OPERATING EXPENSES
  PRO RATA SHARE RECOVERY OF EXPENSE OPE1
  PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
  CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
  WITH NO CAP
  AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

  RENEWAL COMMISSIONS:    STANDARD METHOD #3
  RENEWAL PAYOUT:         CASHED OUT

  RENEWAL ALTERATIONS:    MARKET RATE TIWA
  RENEWAL PAYOUT:         CASHED OUT

  ------------------------------------------------------------------------------

  # 12 - SUITE 300         WALKER TITLE
  BASE LEASE DATES:        1/1994 TO 12/1998
  TYPE OF TENANT:          OFFICE
  SQUARE FOOTAGE:           4,89S
  SUBJECT TO VACANCY ALLOWANCE

  MINIMUM RENT:
  1998 VALUE -    13.12/SF/YR
  THEREAFTER - GROWING AT     3.00%

  RECOVERIES:

  OPERATING EXPENSES
  PRO RATA SHARE RECOVERY OF EXPENSE OPE1
  PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
  CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
  WITH NO CAP
  AND A BASE OF 5.30/SF MULTIPLIED BY AREA MEASURE NRA

  COMMISSIONS: NONE

  ALTERATIONS: NONE

  SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00          4     NONE        NONE         YES           YES
   2        5.00          4     NONE        NONE         YES           YES
   3        5.00          4     NONE        NONE         YES           YES

  RENEWAL MINIMUM RENT:
  MARKET RATE MKT1 MULTIPLIED BY 1.000
  INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

  RENEWAL RECOVERIES:

  OPERATING EXPENSES
  PRO RATA SHARE RECOVERY OF EXPENSE OPE1
  PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
  CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
  WITH NO CAP
  AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

  RENEWAL COMMISSIONS:    STANDARD METHOD #3
  RENEWAL PAYOUT:         CASHED OUT

  RENEWAL ALTERATIONS:    MARKET RATE TIWA
  RENEWAL PAYOUT:         CASHED OUT

 -------------------------------------------------------------------------------

 # 13 - SUITE 320         JOSHUA MUSS ASSOC
 BASE LEASE DATES:        11/1996 TO 10/1997
 TYPE OF TENANT:          OFFICE
 SQUARE FOOTAGE:           1,577
 SUBJECT TO VACANCY ALLOWANCE

 MINIMUM RENT:
 1998 VALUE       16.00/SF/YR
 THEREAFTER   GROWING AT     0.00%

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF 5.71/SF MULTIPLIED BY AREA MEASURE NRA

 COMMISSIONS: NONE

 ALTERATIONS: NONE

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00         4      NONE       NONE         YES           YES
   2        5.00         4      NONE       NONE         YES           YES
   3        5.00         4      NONE       NONE         YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 BYES
 GLOBAL GROUPING
 GLOBAL RECOVERY BYES

 RENEWAL COMMISSIONS:     STANDARD METHOD #3
 RENEWAL PAYOUT:          CASHED OUT

 RENEWAL ALTERATIONS:     MARKET PATE TIWA
 RENEWAL PAYOUT:          CASHED OUT

 -------------------------------------------------------------------------------

 4 14 - SUITE 330         VERSATILITY
 BASE LEASE DATES:        11/1995 TO 12/2004
 TYPE OF TENANT:          OFFICE
 SQUARE FOOTAGE:          2,409
 SUBJECT TO VACANCY ALLOWANCE

 MINIMUM RENT:
 1998 VALUE -    15.20/SF/YR
 THEREAFTER - GROWING AT     3.00%

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA

 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF      5.30/SF MULTIPLIED BY AREA MEASURE NRA

 COMMISSIONS: NONE

 ALTERATIONS: NONE

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00         4      NONE        NONE         YES           YES
   2        5.00         4      NONE        NONE         YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 RENEWAL COMMISSIONS:    STANDARD METHOD #3
 RENEWAL PAYOUT:         CASHED OUT

 RENEWAL ALTERATIONS:    MARKET RATE TIWA
 RENEWAL PAYOUT:         CASHED OUT

 -------------------------------------------------------------------------------

 # 15   SUITE 340       , SPICER INSURANCE
 BASE LEASE DATES:       10/1995 TO 9/2000
 TYPE OF TENANT:          OFFICE
 SQUARE FOOTAGE:           1,394
 SUBJECT TO VACANCY ALLOWANCE

 MINIMUM RENT:
 1998 VALUE -    14.50/SF/YR
 THEREAFTER - GROWING AT     3.00%

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF 5.40/SF MULTIPLIED BY AREA MEASURE NRA

 COMMISSIONS: NONE

 ALTERATIONS: NONE

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00         4      NONE        NONE         YES           YES
   2        S.00         4      NONE        NONE         YES           YES
   3        5.00         4      NONE        NONE         YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 RENEWAL COMMISSIONS:     STANDARD METHOD #3
 RENEWAL PAYOUT:          CASHED OUT

 RENEWAL ALTERATIONS:     MARKET RATE TIWA
 RENEWAL PAYOUT:          CASHED OUT

 -------------------------------------------------------------------------------

 # 16 - SUITE 360         MCGHEE ASSOCIATES
 BASE LEASE DATES:        7/1996 TO 6/1997
 TYPE OF TENANT:          OFFICE
 SQUARE FOOTAGE:             828
 SUBJECT TO VACANCY ALLOWANCE

 MINIMUM RENT:
 INITIAL RENT:    16.00/SF/YR

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NPA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF 4.97/SP MULTIPLIED BY AREA MEASURE NRA

 COMMISSIONS: NONE

 ALTERATIONS: NONE

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00         4      NONE        NONE         YES           YES
   2        5.00         4      NONE        NONE         YES           YES
   3        5.00         4      NONE        NONE         YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 RENEWAL COMMISSIONS:     STANDARD METHOD #3
 RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:      MARKET RATE TIWA
RENEWAL PAYOUT:           CASHED OUT

-------------------------------------------------------------------------------

# 17 - SUITE 370          ASSOCIATED COMMERC
BASE LEASE DATES:         7/1997 TO 6/2000
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           1,887
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    16.00/SF/YR
THEREAFTER - GROWING AT     3.00%

RECOVERIES:

OPERATING EXPENSES
PRO RATA SHARE RECOVERY OF EXPENSE OPE1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMISSIONS:     3.00%
PAYOUT:         CASHED OUT

ALTERATIONS:     2.00/SF
PAYOUT:         CASHED OUT

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
  1        5.00           4     NONE        NONE         YES           YES
  2        5.00           4     NONE        NONE         YES           YES
  3        5.00           4     NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

OPERATING EXPENSES
PRO RATA SHARE RECOVERY OF EXPENSE OPE1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:  STANDARD METHOD #3
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE TIWA
RENEWAL PAYOUT:       CASHED OUT

-------------------------------------------------------------------------------

# 18 - SUITE 380      , AEROSPACE CORP
BASE LEASE DATES:     12/1995 TO 12/1997
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:        4,100
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    16.64/SF/YR

 THEREAFTER - GROWING AT     4.00%

 RECOVERIES:

 BYES
 GLOBAL GROUPING
 GLOBAL RECOVERY BYES

 COMMISSIONS: NONE

 ALTERATIONS: NONE

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00         4      NONE       NONE          YES           YES
   2        5.00         4      NONE       NONE          YES           YES
   3        5.00         4      NONE       NONE          YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 BYES
 GLOBAL GROUPING
 GLOBAL RECOVERY BYES

 RENEWAL COMMISSIONS:   STANDARD METHOD #3
 RENEWAL PAYOUT:        CASHED OUT

 RENEWAL ALTERATIONS:   MARKET RATE TIWA
 RENEWAL PAYOUT:        CASHED OUT

 -----------------------------------------------------------------------------

 # 19 - SUITE 400/500 ,  LOGICON GEODYNAMIC
 BASE LEASE DATES:       6/1994 TO 9/2000
 TYPE OF TENANT:         OFFICE
 SQUARE FOOTAGE:         32,090
 SUBJECT TO VACANCY ALLOWANCE

 MINIMUM RENT:
 1998 VALUE -   13.53/SF/YR
 THEREAFTER - GROWING AT     3.00%

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF 5.30/SF MULTIPLIED BY AREA MEASURE NRA

 COMMISSIONS: NONE

 ALTERATIONS: NONE

 OPTION 1 DATES:        10/2000 TO 6/2007
 SQUARE FOOTAGE:         32,090

 MINIMUM RENT:
 2001 VALUE -    18.85/SF/YR

 THEREAFTER - GROWING AT     3.00%

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 COMMISSIONS:    STANDARD METHOD #2
 PAYOUT:         CASHED OUT

 ALTERATIONS:       5.00/SF
 PAYOUT:         CASHED OUT

 SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
   1        5.00         4      NONE        NONE         YES           YES

 RENEWAL MINIMUM RENT:
 MARKET RATE MKT1 MULTIPLIED BY 1.000
 INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

 RENEWAL RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

 RENEWAL COMMISSIONS:    STANDARD METHOD #3
 RENEWAL PAYOUT:         CASHED OUT

 RENEWAL ALTERATIONS:    MARKET RATE TIWA
 RENEWAL PAYOUT:         CASHED OUT

 -------------------------------------------------------------------------------

 # 20 - SUITE 410       , MOTOROLA
 BASE LEASE DATES:        8/1996 TO 2/2000
 TYPE OF TENANT:          OFFICE
 SQUARE FOOTAGE:           5,828
 SUBJECT TO VACANCY ALLOWANCE

 MINIMUM RENT:
 1996 VALUE -   13.11/SF/YR
 THEREAFTER - GROWING AT    3.00%

 RECOVERIES:

 OPERATING EXPENSES
 PRO RATA SHARE RECOVERY OF EXPENSE OPE1
 PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
 CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
 WITH NO CAP
 AND A BASE OF 5.30/SF MULTIPLIED BY AREA MEASURE NRA

 COMMISSIONS: NONE

 ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
  1         5.00         4      NONE        NONE         YES           YES
  2         5.00         4      NONE        NONE         YES           YES
  3         5.00         4      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

OPERATING EXPENSES
PRO RATA SHARE RECOVERY OF EXPENSE OPE1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 21 - SUITE 600        , VERSATILITY
BASE LEASE DATES:       10/1994 TO 12/2004
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          18,947
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -   14.32/SF/YR
THEREAFTER - GROWING AT    3.00%

RECOVERIES:

OPERATING EXPENSES
PRO RATA SHARE RECOVERY OF EXPENSE OPE1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 5.30/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
  1        5.00          4      NONE        NONE         YES           YES
  2        5.00          4      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

OPERATING EXPENSES

PRO RATA SHARE RECOVERY OF EXPENSE OPE1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 22 - SUITE 700          VERSATILITY
BASE LEASE DATES:         4/1996 TO 12/2004
TYPE OF TENANT:           OFFICE
SQUARE FOOTAGE:           18,947
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE -    15.50/SP/YR
THEREAFTER - GROWING AT     3.00%

RECOVERIES:

OPERATING EXPENSES
PRO RATA SHARE RECOVERY OF EXPENSE OPE1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 5.30/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

           LENGTH      VACANT  SQ FT     MONTHS OF
 TERM   YEARS.MONTHS   MONTHS INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
 ----   ------------   ------ --------   ---------   -----------   -----------
  1         5.00          4     NONE       NONE          YES           YES
  2         5.00          4     NONE       NONE          YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE MKT1 MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE INC3 PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

OPERATING EXPENSES
PRO RATA SHARE RECOVERY OF EXPENSE OPE1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:    STANDARD METHOD #3
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE TIWA
RENEWAL PAYOUT:         CASHED OUT

                                                                         Addenda
================================================================================

                                 Investor Survey

================================================================================

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                                   OFFICE MARKET - URBAN/CBD
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%    10.0%    10.0%    10.0%    11.5%    11.5%     3.0%     3.0%     3.0%     4.0%    10.0   10.0
                              9.5%    10.0%    10.0%    10.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.0%     9.0%     8.5%     8.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             13.0%    13.0%      --       --     14.0%    14.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.3%     9.3%    10.3%    10.3%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     9.0%     8.5%     9.0%    10.5%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    12.5%    12.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%     9.0%     8.0%     9.0%    10.0%    12.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0

Responses                      11       11       10       10       11       11       11       11       11       11       11     11
Average (%)                   9.2%     9.6%     9.2%     9.7%    11.7%    12.0%     3.3%     4.2%     3.4%     3.9%     8.5    9.5

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%     9.0%     9.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.5%     9.5%    10.5%    10.5%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%    10.0%    10.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             15.0%    15.0%      --       --     20.0%    20.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              9.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                              9.0%    10.0%     9.0%    10.0%    12.0%    13.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0
Responses                       8        8        6        6        7        7        7        7        7        7        7      7
Average (%)                  10.0%    10.4%     9.7%    10.3%    12.8%    13.1%     3.3%     4.7%     3.5%     4.0%     8.3    9.7

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                              8.0%     9.0%     9.5%    10.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.0%    10.0%     8.5%     9.0%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0     10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    13.0%    13.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.5%     9.5%    10.5%    10.5%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             12.0%    12.0%      --       --     13.0%    13.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                               --       --       --       --     12.0%    13.0%     4.0%     4.0%     4.0%     4.0      5.0   10.0
Responses                     8       8         7        7        9        9        9        9        9        9        9      9
Average (%)                   9.4%    10.0%     9.6%    10.2%    12.8%    13.5%     3.5%     4.6%     3.5%     3.9%     7.6    8.9

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    12.0%    12.0%    12.0%    15.0%    15.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.8%     9.8%    10.8%    10.8%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                             14.0%    14.0%      --       --     20.0%    20.0%     5.0%     5.0%     3.0%     3.0%     5.0    7.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    11.0%    14.0%    14.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     6        6        5        5        6        6        6        6        6        6        6      6
Average (%)                  10.7%    11.0%    10.5%    11.2%    14.6%    15.3%     3.2%     4.8%     3.3%     3.9%     8.0    8.8

                            --------------------------------------------------------------------------------------------------------
Total Responses              33       33       28       28       33       33       33       33       33       33       33     33
Weighted Average (%)          9.8%    10.3%     9.7%    10.3%    13.0%    13.5%     3.3%     4.6%     3.4%     3.9%     8.1    9.2
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


8 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                           OFFICE MARKET - SUBURBAN/NON - CBD
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%     9.5%    10.5%    10.5%    10.5%    10.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     8.5%     9.3%     9.3%    11.3%    11.3%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             11.0%    11.0%      --       --     12.0%    12.0%     5.0%     3.0%     3.0%     3.0%     5.0    7.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    12.5%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              8.0%    10.0%     9.5%    10.0%    11.5%    12.0%     4.0%     6.0%     4.0%     4.0%    10.0   10.0
                             l0.0%    11.0%    10.5%    11.0%    12.0%    12.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.0%     9.0%     8.5%     8.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.1%     9.1%    10.1%    l0.1%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.0%     9.0%    10.0%    10.0%    11.5%    11.5%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.0%     9.0%    12.0%    13.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%    10.0%      --       --       --       --       --       --       --       --       --
                              8.0%     9.0%     8.0%     9.0%    10.0%    12.0%     5.0%     5.0%     4.0%     4.0%     5.0   10.0
Responses                    16       16       14       14       15       15       15       15       15       15       15     15
Average (%)                   8.8%     9.5%     9.3%     9.9%    11.2%    11.6%     3.5%     4.4%     3.6%     3.8%     8.9    9.7

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.5%     9.5%    10.5%    10.5%    10.5%    10.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.8%     8.8%     9.5%     9.5%    11.8%    11.8%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                             12.0%    12.0%      --       --     18.0%    18.0%     5.0%     3.0%     3.0%     3.0%     5.0    7.0
                             10.5%    10.5%    10.0%    10.0%    11.0%    13.0%     2.0%     2.0%     2.0%     2.0%    10.0   10.0
                              8.0%    10.0%     9.5%    10.0%    11.0%    12.0%     4.0%     6.0%     4.0%     4.0%    10.0   10.0
                              9.0%    10.0%     9.0%     9.5%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.0%    11.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.4%     9.4%    10.4%    10.4%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    10.0%    14.0%    15.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             10.0%    11.0%      --       --       --       --       --       --       --       --       --     --
                             10.0%    11.0%    10.0%    11.0%    12.0%    13.0%     5.0%     5.0%     4.0%     4.0%     5.0   10.0

Responses                    13       13       11       11       12       12       12       12       12       12       12     12
Average (%)                   9.5%    10.0%     9.8%    10.2%    12.0%    12.5%     3.4%     4.5%     3.4%     3.7%     8.6    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%      --       --     13.0%    13.0%     3.0%     3.0%     3.0%     3.0%     5.0    7.0
                              8.0%    10.0%     8.5%     9.0%    11.0%    12.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                             10.0%    10.0%    10.0%    10.0%    12.5%    12.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.4%     9.4%    10.4%    10.4%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              6.0%     6.0%     9.0%     9.0%    17.0%    20.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                             12.0%    12.0%    10.0%    10.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     2.0    2.0

Responses                    10       10        8        8        9        9        9        9        9        9        9      9
Average (%)                   9.1%     9.7%     9.5%    10.0%    13.4%    14.3%     3.1%     4.6%     3.4%     3.8%     7.2    8.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%      --       --     18.0%    18.0%     3.0%     3.0%     3.0%     3.0%     5.0    7.0
                             10.5%    10.5%    10.0%    10.0%    11.0%    13.0%     2.0%     2.0%     2.0%     2.0%    10.0   10.0
                             11.0%    11.0%    11.0%    11.0%    14.0%    14.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              9.6%     9.6%    10.6%    10.6%    11.5%    11.5%     3.8%     4.0%     4.3%     4.3%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              6.0%     6.0%    10.0%    10.0%    20.0%    20.0%     4.0%     7.0%     4.0%     4.0%     5.0    7.0
                              9.0%     9.0%     9.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%    10.0%      --       --       --       --       --       --       --       --       --     --
                             12.0%    12.0%    10.0%    10.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     2.0    2.0

Responses                    10       10        8        8        9        9        9        9        9        9        9      9
Average (%)                   9.7%    10.0%    10.0%    10.5%    14.5%    15.2%     2.9%     4.3%     3.2%     3.6%     7.2    8.0

                            --------------------------------------------------------------------------------------------------------
Total Responses              49       49       41       41       45       45       45       45       45       45       45     45
Weighted Average (%)          9.3%     9.8%     9.7%    10.1%    12.8%    13.4%     3.2%     4.4%     3.4%     3.7%     8.0    8.8
                            --------------------------------------------------------------------------------------------------------

                                                                   AUTUMN 1996 9

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                  INDUSTRIAL MARKET - WAREHOUSE DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

                              9.2%     9.2%     9.5%     9.5%    10.0%    10.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     8.5%     9.3%     9.3%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              8.5%    10.0%     9.5%    10.0%    11.0%    12.0%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.0%     9.0%     9.5%     9.5%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    10.5%    10.5%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%    10.0%     9.0%    10.5%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.0%     9.0%    10.0%    10.0%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.0%     9.5%     9.5%    10.5%    10.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                    10       10       10       10       10       10       10       10       10       10       10     10
Average (%)                   8.8%     9.2%     9.4%     9.8%    10.9%    11.0%     2.9%     4.0%     3.3%     3.8%     9.8   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.2%     9.2%     9.5%     9.5%    10.0%    10.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.8%     8.8%     9.5%     9.5%    11.3%    11.3%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.5%    11.5%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%    10.0%    11.0%    11.0%    12.0%    12.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     7        7        7        7        7        7        7        7        7        7        7      7
Average (%)                   9.3%     9.5%    10.0%    10.2%    11.2%    11.2%     2.8%     4.3%     3.2%     3.9%     9.7   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    12.0%    12.0%    13.0%    13.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   9.7%     9.9%    10.4%    10.8%    11.9%    11.9%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    12.0%    13.0%    13.0%    14.0%    14.0%     0.0%     8.0%     3.0%     5.0%    10.0   10.0
                             10.0%    10.0%    10.5%    10.5%    11.5%    11.5%     3.3%     3.3%     3.5%     3.5%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                  10.1%    10.4%    10.9%    11.3%    12.4%    12.4%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

                            --------------------------------------------------------------------------------------------------------
Total Responses              25       25       25       25       25       25       25       25       25       25       25     25
Weighted Average (%)          9.5%     9.7%    10.2%    10.5%    11.6%    11.6%     2.6%     4.5%     3.2%     4.0%     9.6   10.2
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


10 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                          INDUSTRIAL MARKET - BUSINESS PARKS, OTHER INDUSTRIAL & MANUFACTURING
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    10.0   10.0
                              9.0%     9.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
Responses                     4        4        3        3        4        4        4        4        4        4        4      4
Average (%)                   8.9%     9.4%     9.7%    10.7%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    10.0   10.0
                             10.0%    10.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     4        4        3        3        4        4        4        4        4        4        4      4
Average (%)                   9.3%     9.8%     9.8%    10.8%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.5%    10.5%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     5        5        4        4        5        5        5        5        5        5        5      5
Average (%)                   9.4%    10.0%     9.9%    10.9%    12.4%    13.2%     3.4%     4.0%     3.2%     3.8%     8.2    9.4

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%     5.0    5.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.5%    10.5%    11.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5      9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.5%    10.5%      --       --     12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
Responses                     5        5        4        4        5        5        5        5        5        5        5      5
Average (%)                   9.6%    10.2%    10.0%    11.0%    12.4%    13.2%     3.4%     4.0%     3.2%     3.8%     8.2    9.4

                            --------------------------------------------------------------------------------------------------------
Total Responses              18       18       14       14       18       18       18       18       18       18       18     18
Weighted Average(%)           9.3%     9.8%     9.8%    10.8%    12.0%    12.4%     3.3%     4.0%     3.2%     3.9%     8.5    9.8
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 11

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                             RETAIL MARKET - NEIGHBORHOOD & COMMUNITY CENTERS
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%    10.5%     9.5%    10.5%    11.0%    12.5%     3.5%     3.5%     3.5%     3.5%    10.0   10.0
                              9.5%    10.0%    10.0%    10.0%    12.5%    12.5%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                             10.0%    10.0%    10.5%    10.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                             10.3%    10.3%    10.8%    10.8%    13.0%    13.0%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                              9.0%     9.0%    10.0%    10.0%    10.0%    10.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                              9.8%     9.8%    10.3%    10.3%    11.5%    11.5%     3.8%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.5%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0

Responses                     9        9        8        8        8        8        9        9        9        9        9      9
Average (%)                   9.3%     9.8%    10.0%    10.4%    11.9%    12.1%     2.9%     3.7%     3.4%     3.9%     8.9    9.4

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    11.3%    11.3%    14.0%    14.0%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                             10.0%    10.0%    11.0%    11.0%    12.0%    12.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    11.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.5%    10.5%      --       --       --       --       --       --       --       --       --     --

Responses                     6        6        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.5%    10.0%    10.4%    11.1%    12.3%    12.3%     2.3%     3.8%     3.3%     4.2%     9.0    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    12.0%    12.0%    13.0%    13.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%     9.5%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%    10.0%                        --       --       --       --       --       --       --     --
                             11.0%    11.0%     9.5%     9.5%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     7        7        5        5        5        5        6        6        6        6        6      6
Average (%)                   9.7%    10.3%    10.1%    10.7%    13.8%    14.6%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             13.0%    13.0%    14.0%    14.0%    14.0%    14.0%     0.0%     6.0%     2.0%     5.0%    10.0   10.0
                             10.0%    11.0%    10.0%    11.0%    16.0%    20.0%     4.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%    10.0%      --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    11.0%    14.0%    14.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                             11.0%    11.0%    10.5%    10.5%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     6        6        5        5        5        5        6        6        6        6        6      6
Average (%)                  10.3%    10.8%    10.8%    11.5%    14.2%    15.0%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

                            --------------------------------------------------------------------------------------------------------
Total Responses              28       28       22       22       22       22        26       26       26       26       26     26
Weighted Average (%)          9.7%    10.2%    10.3%    10.9%    13.0%    13.5%     2.7%     3.9%     3.2%     4.0%     8.7    9.3
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


12 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                   RETAIL MARKET - POWER CENTERS & "BIG BOX"
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%     9.0%     9.5%     9.5%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                             10.0%    10.0%     9.5%     9.5%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0
                             10.5%    10.5%    10.5%    10.5%    11.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              9.5%     9.5%    10.0%    10.0%    11.4%    11.4%     3.8%     3.8%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%     9.5%    10.0%    11.0%    11.5%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              9.3%     9.3%     9.5%    10.0%    10.5%    10.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0
                              9.0%     9.0%               --       --       --       --       --       --       --       --     --
                              9.0%     9.5%     9.5%    10.0%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0

Responses                     9        9        8        8        8        8        8        8        8        8        8      8
Average (%)                   9.4%     9.5%     9.7%    10.1%    11.5%    11.7%     3.3%     3.5%     3.4%     3.7%     9.1   10.1

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    10.8%    10.8%    11.0%    12.0%     2.0%     3.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                             10.0%    10.0%    10.0%    10.0%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     3        3        3        3        3        3        3        3        3        3        3      3
Average (%)                   9.8%    10.1%    10.1%    10.6%    11.0%    11.3%     2.8%     3.7%     3.2%     3.7%     9.3   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.8%    10.8%    10.8%    10.8%    12.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.5%     9.5%    10.0%    10.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     3        3        3        3        3        3        3        3        3        3        3      3
Average (%)                   9.6%     9.9%    10.1%    10.6%    12.0%    12.0%     2.8%     3.3%     3.2%     3.7%     9.3   10.3

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    10.8%    10.8%    12.0%    12.0%     2.0%     2.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                               --       --       --       --     15.0%    15.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     2        2        2        2        3        3        3        3        3        3        3      3
Average (%)                   9.8%    10.3%    10.1%    10.9%    12.7%    12.7%     2.8%     3.3%     3.2%     3.7%     9.3   10.3

                            --------------------------------------------------------------------------------------------------------
Total Responses              17       17       16       16       17       17       17       17       17       17       17     17
Weighted Average (%)          9.6%     9.9%    10.0%    10.5%    11.8%    11.9%     2.9%     3.5%     3.2%     3.7%     9.3   10.3
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 13

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                               RETAIL MARKET - REGIONAL MALLS
------------------------------------------------------------------------------------------------------------------------------------

                              7.5%     7.5%     8.0%     8.0%    11.3%    11.3%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              9.0%     9.0%     9.0%     9.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                              7.5%     7.5%     7.8%     7.8%    12.0%    12.0%     1.5%     2.0%     3.0%     3.0%    10.0   10.0
                              7.0%     8.0%     8.0%     8.0%    10.5%    11.5%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%     8.0%     9.0%    10.5%    11.0%     3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              8.0%     8.0%     8.5%     8.5%    11.0%    11.0%     4.0%     4.0%     4.0%     4.0%    10.0   10.0
                              7.8%     8.0%     8.3%     8.5%    11.0%    12.0%     2.5%     3.0%     2.5%     3.0%    10.0   10.0
                              7.0%     8.0%     7.0%     8.0%    10.0%    11.0%     4.0%     4.0%     4.0%     4.0%     5.0   10.0

Responses                    10        9        9        9        9        9       10       10       10       10       10     10
Average (%)                   7.9%     8.2%     8.2%     8.6%    11.4%    11.8%     3.0%     3.6%     3.5%     3.8%     9.1    9.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%    10.0%    10.0%    17.0%    17.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                              9.0%     9.0%     9.0%     9.0%    13.5%    13.5%     2.0%     2.0%     4.0%     4.0%     7.0    7.0
                              9.0%    10.0%    10.0%    10.0%    12.0%    14.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0

Responses                     5        4        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.3%     9.6%     9.6%    10.0%    13.4%    13.9%     2.5%     3.4%     3.7%     4.0%     8.6    8.6

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    10.0%    10.0%    10.0%    18.0%    18.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                             11.0%    11.0%    11.0%    11.0%    13.0%    14.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.5%     8.5%     9.0%    11.5%    12.5%     2.5%     3.0%     2.5%     3.0%    10.0   10.0

Responses                     5        4        4        4        4        4        5        5        5        5        5      5
Average (%)                   9.3%     9.8%     9.8%    10.3%    13.4%    13.9%     2.6%     3.6%     3.4%     3.8%     9.2    9.2

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             11.0%    11.0%    11.0%    11.0%    20.0%    20.0%     4.0%     4.0%     4.0%     4.0%     5.0    5.0
                             12.5%    12.5%    12.0%    12.0%    14.0%    15.0%     0.0%     4.0%     3.0%     4.0%    10.0   10.0
                             10.0%      --       --       --       --       --      3.0%     3.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%     9.0%     9.3%     9.8%    12.0%    13.0%     2.5%     3.0%     2.5%     3.0%    10.0   10.0
                             13.0%    13.0%    11.0%    11.0%    16.0%    16.0%     3.0%     3.0%     3.0%     3.0%     3.0    3.0

Responses                     6        5        5        5        5        5        6        6        6        6        6      6
Average (%)                  10.6%    11.0%    10.6%    11.0%    14.6%    15.0%     2.7%     3.5%     3.3%     3.7%     8.2    8.2

                            --------------------------------------------------------------------------------------------------------
Total Responses              26       22       22       22       22       22       26       26       26       26       26     26
Weighted Average (%)          9.3%     9.6%     9.5%    10.0%    13.2%    13.6%     2.7%     3.5%     3.5%     3.8%     8.8    8.9
                            --------------------------------------------------------------------------------------------------------

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


14 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS A - LEASED ASSET                                                                                     RESIDENTIAL - APARTMENTS
------------------------------------------------------------------------------------------------------------------------------------

                              8.5%    10.0%     9.0%    10.5%      --       --       --       --      3.5%     3.5%     1.0    1.0
                              8.5%     9.0%     9.0%     9.0%    11.0%    11.0%     3.0%     3.0%     3.0%     3.0%    10.0   10.0
                              9.8%     9.8%    10.0%    10.0%    15.0%    15.0%     4.0%     4.0%     4.0%     4.0%     5.0    7.0
                              8.3%     9.0%     9.0%     9.5%    10.5%    11.5%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              7.5%     8.5%     8.0%     9.0%    10.0%    11.0%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.8%     8.8%     9.0%     9.0%    11.3%    11.3%     3.8%     4.0%     4.0%     4.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.5%     9.0%     9.0%     9.5%    10.0%    11.5%     3.0%     4.0%     3.0%     3.0%    10.0   10.0
                              8.5%     9.0%     8.5%     9.0%      --       --      3.0%     3.5%     3.0%     3.5%    10.0   10.0
                              8.8%     9.0%     9.0%     9.5%    11.0%    11.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                    10       10       10       10        8        8        9        9       10       l0       l0     10
Average (%)                   8.6%     9.2%     9.0%     9.6%    11.2%    11.7%     2.9%     3.9%     3.3%     3.8%     8.4    8.9

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - LEASED ASSET
------------------------------------------------------------------------------------------------------------------------------------

                              9.0%     9.5%     9.5%    10.0%    11.0%    12.0%     3.0%     4.0%     3.0%     4.0%    10.0   10.0
                              9.0%    10.0%    10.0%    10.0%    11.0%    12.5%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              9.0%    10.0%    10.0%    10.5%    10.5%    12.0%     3.0%     4.0%     3.0%     3.0%    10.0   10.0
                              9.0%     9.5%     9.5%    10.0%    11.5%    11.5%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                     5        5        5        5        5        5        5        5        5        5        5      5
Average (%)                   8.9%     9.7%     9.7%    10.3%    11.0%    11.8%     2.5%     4.2%     3.1%     4.0%     9.6   10.2

------------------------------------------------------------------------------------------------------------------------------------
CLASS A - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             10.0%    11.0%    11.0%    11.0%    12.5%    13.5%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%     9.0%     9.0%    11.0%    12.0%     4.0%     6.0%     3.0%     3.0%     3.0    5.0
                              9.0%     9.0%     9.5%    10.0%    12.0%    12.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                      4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   8.9%     9.4%     9.8%    10.3%    11.6%    12.1%     2.6%     4.8%     3.1%     4.0%     7.8    9.0

------------------------------------------------------------------------------------------------------------------------------------
CLASS B - VALUE ADDED
------------------------------------------------------------------------------------------------------------------------------------

                             12.0%    13.0%    13.0%    13.0%    13.0%    15.0%     0.0%     5.0%     3.0%     5.0%    10.0   10.0
                              8.5%     9.5%     9.5%    11.0%    11.0%    11.0%     3.5%     4.0%     3.5%     4.0%    11.0   11.0
                              8.0%     8.0%    10.0%    10.0%    11.0%    13.0%     4.0%     6.0%     3.0%     3.0%     3.0    5.0
                              9.5%    10.0%    10.0%    11.0%    13.0%    13.0%     3.0%     4.0%     3.0%     4.0%     7.0   10.0

Responses                      4        4        4        4        4        4        4        4        4        4        4      4
Average (%)                   9.5%    10.1%    10.6%    11.3%    12.0%    13.0%     2.6%     4.8%     3.1%     4.0%     7.8    9.0

Total Responses              23       23       23       23       21       21       22       22       23       23       23     23
Weighted Average (%)          9.0%     9.6%     9.8%    10.4%    11.5%    12.1%     2.7%     4.4%     3.2%     4.0%     8.4    9.3

      "Leased Asset" refers to predominantly "passive" investments involving substantially leased Properties

      "Value Added" denotes properties which require more active management due to leasing issues and/or additional capital investment for physical issues


                                                                  AUTUMN 1996 15

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                                   CAPITALIZATION RATES             INTERNAL                 GROWTH RATES         TYPICAL PROJECTION
                                GOING-IN          TERMINAL       RATE OF RETURN        INCOME           EXPENSES      PERIOD (YEARS)
                          ----------------------------------------------------------------------------------------------------------
                              LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW      HIGH     LOW      HIGH    LOW    HIGH
                          ----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OFFICE                                                                                                 SUMMARY OF WEIGHTED AVERAGE
------------------------------------------------------------------------------------------------------------------------------------

Urban/CBD                     9.8%    10.3%     9.7%    10.3%    13.0%    13.5%     3.3%     4.6%     3.4%     3.9%     8.1    9.2

   Class A - Leased Asset     9.2%     9.6%     9.2%     9.7%    11.7%    12.0%     3.3%     4.2%     3.4%     3.9%     8.5    9.5
   Class B - Leased Asset    10.0%    10.4%     9.7%    10.3%    12.8%    13.1%     3.3%     4.7%     3.5%     4.0%     8.3    9.7
   Class A - Value Added      9.4%    10.0%     9.6%    10.2%    12.8%    13.5%     3.5%     4.6%     3.5%     3.9      7.6    8.9
   Class B - Value Added     10.7%    11.0%    10.5%    11.2%    14.6%    15.3%     3.2%     4.8%     3.3%     3.9%     8.0    8.8

Suburban                      9.3%     9.8%     9.7%    10.1%    12.8%    13.4%     3.2%     4.4%     3.4%     3.7%     8.0    8.8

   Class A - Leased Asset     8.8%     9.5%     9.3%     9.9%    11.2%    11.6%     3.5%     4.4%     3.6%     3.8%     8.9    9.7
   Class B - Leased Asset     9.5%    10.0%     9.8%    10.2%    12.0%    12.5%     3.4%     4.5%     3.4%     3.7%     8.6    9.6
   Class A - Value Added      9.1%     9.7%     9.5%    10.0%    13.4%    14.3%     3.1%     4.6%     3.4%     3.8%     7.2    8.0
   Class B - Value Added      9.7%    10.0%    10.0%    10.5%    14.5%    15.2%     2.9%     4.3%     3.2%     3.6%     7.2    8.0

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
------------------------------------------------------------------------------------------------------------------------------------

Warehouse/Distribution        9.5%     9.7%    10.2%    10.5%    11.6%    11.6%     2.6%     4.5%     3.2%     4.0%     9.6   10.2

   Class A - Leased Asset     8.8%     9.2%     9.4%     9.8%    10.9%    11.0%     2.9%     4.0%     3.3%     3.8%     9.8   10.1
   Class B - Leased Asset     9.3%     9.5%    10.0%    10.2%    11.2%    11.2%     2.8%     4.3%     3.2%     3.9%     9.7   10.1
   Class A - Value Added      9.7%     9.9%    10.4%    10.8%    11.9%    11.9%     2.4%     4.8%     3.3%     4.1%     9.5   10.3
   Class 8 - Value Added     10.1%    10.4%    10.9%    11.3%    12.4%    12.4%     2.4%     4.8%     3.3%     4.1%     9.5   10.3

Business Parks                9.4%     9.9%    10.0%    10.8%    12.3%    12.9%     3.4%     4.0%     3.2%     3.8%     8.3    9.6

   Class A - Leased Asset     9.0%     9.5%     9.8%    10.5%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class B - Leased Asset     9.3%     9.8%    10.0%    10.8%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class A - Value Added      9.5%    10.2%    10.0%    10.8%    13.0%    14.3%     3.5%     4.0%     3.2%     3.7%     7.7    8.7
   Class B - Value Added      9.7%    10.3%    10.2%    11.0%    13.0%    14.3%     3.5%     4.0%     3.2%     3.7%     7.7    8.7

0ther Industrial/
  Manufacturing               9.2%     9.7%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.8   10.3

   Class A - Leased Asset     8.8%     9.3%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.5   10.0
   Class B - Leased Asset     9.3%     9.8%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     8.5   10.0
   Class A - Value Added      9.3%     9.8%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5
   Class B - Value Added      9.5%    10.0%     9.5%    11.0%    11.5%    11.5%     3.3%     4.0%     3.3%     4.0%     9.0   10.5

------------------------------------------------------------------------------------------------------------------------------------
RETAIL
------------------------------------------------------------------------------------------------------------------------------------

Neighborhood & Community
  Centers                     9.7%    10.2%    10.3%    10.9%    13.0%    13.5%     2.7%     3.9%     3.2%     4.0%     8.7    9.3

   Class A - Leased Asset     9.3%     9.8%    10.0%    10.4%    11.9%    12.1%     2.9%     3.7%     3.4%     3.9%     8.9    9.4
   Class B - Leased Asset     9.5%    10.0%    10.4%    11.1%    12.3%    12.3%     2.3%     3.8%     3.3%     4.2%     9.0    9.6
   Class A -  Value Added     9.7%    10.3%    10.1%    10.7%    13.8%    14.6%     2.8%     4.0%     3.1%     3.8%     8.5    9.0
   Class B - Value Added     10.3%    10.8%    10.8%    11.5%    14.2%    15.0%     2.8%     4.0%     3.1%     3.8%     8.5    9.0

Power Center & "Big Box"      9.6%     9.9%    10.0%    10.5%    11.8%    11.9%     2.9%     3.5%     3.2%     3.7%     9.3   10.3

   Class A - Leased Asset     9.4%     9.5%     9.7%    10.1%    11.5%    11.7%     3.3%     3.5%     3.4%     3.7%     9.1   10.1
   Class B - Leased Asset     9.8%    10.1%    10.1%    10.6%    11.0%    11.3%     2.8%     3.7%     3.2%     3.7%     9.3   10.3
   Class A - Value Added      9.6%     9.9%    10.1%    10.6%    12.0%    12.0%     2.8%     3.3%     3.2%     3.7%     9.3   10.3
   Class B - Value Added      9.8%    10.3%    10.1%    10.9%    12.7%    12.7%     2.8%     3.3      3.2%     3.7%     9.3   10.3

Regional Malls                9.3%     9.6%     9.5%    10.0%    13.2%    13.6%     2.7%     3.5%     3.5%     3.8%     8.8    8.9

   Class A - Leased Asset     7.9%     8.2%     8.2%     8.6%    11.4%    11.8%     3.0%     3.6%     3.5%     3.8%     9.1    9.6
   Class B - Leased Asset     9.3%     9.6%     9.6%    10.0%    13.4%    13.9%     2.5%     3.4%     3.7%     4.0%     8.6    8.6
   Class A - Value Added      9.3%     9.8%     9.8%    10.3%    13.4%    13.9%     2.6%     3.6%     3.4%     3.8%     9.2    9.2
   Class B - Value Added     10.6%    11.0%    10.6%    11.0%    14.6%    15.0%     2.7%     3.5%     3.3%     3.7%     8.2    8.2

Specialty Retail              9.5%    10.5%    10.8%    11.5%    12.0%    12.6      1.9%     4.0%     3.3%     4.0%    10.0   10.5

   Class A - Leased Asset     8.2%     9.0%     8.8%     9.7%    10.7%    11.3%     2.5%     4.0%     3.5%     4.0%     8.7   10.3
   Class B - Leased Asset     9.3%    10.3%    10.8%    11.5%    11.5%    12.5%     1.8%     4.0%     3.3%     4.0%    10.5   10.5
   Class A - Value Added     10.0%    11.0%    11.3%    12.0%    12.5%    13.0%     1.8%     4.0%     3.3%     4.0%    10.5   10.5
   Class B - Value Added     10.8%    11.8%    12.3%    13.0%    13.5%    13.5%     1.8%     4.0%     3.3%     4.0%    10.5   10.5

------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL
------------------------------------------------------------------------------------------------------------------------------------

Apartments                    9.0%     9.6%     9.8%    10.4%    11.5%    12.1%     2.7%     4.4%     3.2%     4.0%     8.4    9.3

   Class A - Leased Asset     8.6%     9.2%     9.0%     9.6%    11.2%    11.7%     2.9%     3.9%     3.3%     3.8%     8.4    8.9
   Class B - Leased Asset     8.9%     9.7%     9.7%    10.3%    11.0%    11.8%     2.5%     4.2%     3.1%     4.0%     9.6   10.2
   Class A - Value Added      8.9%     9.4%     9.8%    10.3%    11.6%    12.1%     2.6%     4.8%     3.1%     4.0%     7.8    9.0
   Class B - Value Added      9.5%    10.1%    10.6%    11.3%    12.0%    13.0%     2.6%     4.8%     3.1%     4.0%     7.8    9.0


16 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                      Single-Tenant NNIN Leased Properties
                          (Excludes "Bondable" Leases)

                         Minimum No.  Going-In Cap Rate  Internal Rate of Return
                          of Years     Low       High       Low        High

Investment Grade Tenant
--------------------------------------------------------------------------------
                             4.0        9.0%      9.0%      10.0%      12.0%
                      ----------------------------------------------------------
                            10.0        8.0       9.0       10.5       11.5
                      ----------------------------------------------------------
                             5.0       10.5      10.5       13.0       13.0
                      ----------------------------------------------------------
                            10.0        9.0      10.5       13.0       15.0
                      ----------------------------------------------------------
                            10.0        8.5       9.0       10.5       12.0
                      ----------------------------------------------------------
                            10.0        9.5      10.0       10.5       11.5
                      ----------------------------------------------------------
                            10.0        8.5      11.0       10.8       12.0
                      ----------------------------------------------------------
                            10.0        9.5       9.5       11.0       11.0
                      ----------------------------------------------------------
                            20.0        9.0       9.0        N/A        N/A
                      ----------------------------------------------------------
                            10.0        8.0      10.0        N/A        N/A
--------------------------------------------------------------------------------
Responses                   10.0       10.0      10.0        8.0        8.0
Average                      9.9        9.0%      9.8%      11.2%      12.3%


Non-Investment Grade
  Tenant
--------------------------------------------------------------------------------
                             4.0        9.5%      9.5%      10.5%      13.0%
                      ----------------------------------------------------------
                            10.0        9.0      10.0       11.5       12.5
                      ----------------------------------------------------------
                             5.0       13.0      13.0       15.0       15.0
                      ----------------------------------------------------------
                            10.0       10.0      12.0       17.0       20.0
                      ----------------------------------------------------------
                            10.0        9.0      10.0       11.0       13.0
                      ----------------------------------------------------------
                            10.0       11.0      12.0       13.0       15.0
                      ----------------------------------------------------------
                            10.0       10.5      10.5       13.0       13.0
                      ----------------------------------------------------------
                            20.0       11.0      11.0       N/A        N/A
                      ----------------------------------------------------------
                            10.0       10.0      12.5       N/A        N/A
                      ----------------------------------------------------------
Responses                    9.0        9.0       9.0        7.0        7.0
Average                      9.9       10.3%     11.2%      13.0%      14.5%


                                                                  AUTUMN 1996 17

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                CAPITALIZATION RATES BLENDED INTERNAL EQUITY INTERNAL     GROWTH RATES    TYPICAL PROJECTION MANAGEMENT RESERVES FOR
                GOING-IN    TERMINAL   RATE OF RETURN RATE OF RETURN  INCOME      EXPENSES   PERIOD (YEARS)   FEES*     REPLACEMENT*
              ----------------------------------------------------------------------------------------------------------------------
               LOW   HIGH  LOW    HIGH   LOW    HIGH   LOW    HIGH  LOW   HIGH   LOW    HIGH   LOW   HIGH  LOW    HIGH  LOW   HIGH
              ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LUXURY
------------------------------------------------------------------------------------------------------------------------------------

               8.0%  8.0% 10.0%  10.0%  18.0%  18.0%  25.0%  25.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  5.0%  5.0%
               7.0%  7.0% 10.0%  10.0%  15.0%  15.0%  20.0%  20.0%  7.0%  7.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               6.0%  9.5% 10.0%  10.0%  12.0%  15.0%  15.0%  18.0%  3.0%  3.0%   3.0%   3.0%   5.0   5.0   2.0%   4.0%  4.0%  4.0%
               8.0% 11.0%  8.5%  12.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
               --    --   11.0%  13.0%  15.0%  15.0%  18.0%  18.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   3.0%   3.0%  4.0%  4.0%
               6.0%  8.0% 10.0%  12.0%  13.0%  14.0%  20.0%  22.0%  3.0%  4.0%   3.0%   4.0%   5.0   5.0   2.0%   3.0%  4.0%  5.0%
               8.0% 12.0%  8.0%  10.0%  15.0%  15.0%  20.0%  20.0%  4.0%  4.0%   4.0%   4.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%

Responses      7     7     8      8      8      8      8      8     8     8      8      8      8     8     8      8     8     8
Average (%)    7.5%  9.3%  9.8%  10.9%  14.5%  15.3%  19.5%  20.1%  4.1%  4.3%   3.8%   3.9%   6.5   6.9   2.8%   3.3%  4.1%  4.4%

------------------------------------------------------------------------------------------------------------------------------------
FIRST CLASS
------------------------------------------------------------------------------------------------------------------------------------

               9.0%  9.0% 11.0%  11.0%  12.0%  12.0%  20.0%  20.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              10.0% 10.0% 10.0%  10.0%  --     --     13.0%  13.0%  3.0%  3.0%   3.0%   3.0%  10.0  10.0   3.0%   3.0%  4.0%  5.0%
               9.0%  9.0% 11.0%  11.0%  14.0%  14.0%  18.0%  18.0%  6.0%  6.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.5% 11.0% 11.0%  11.0%  15.0%  20.0%  18.0%  22.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   2.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 10.5%  13.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               7.0%  9.0% 10.0%  11.0%  11.5%  12.0%  14.0%  16.0%  4.0%  5.0%   3.0%   4.0%   5.0   5.0   2.5%   2.5%  5.0%  5.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
               9.0%  9.0% 10.5%  10.5%  21.0%  21.0%  14.0%  14.0%  4.0%  4.0%   3.0%   3.0%   7.0   7.0   3.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 11.0%  11.0%  --     --     --     --     3.5%  3.5%   3.5%   3.5%   5.0  10.0   2.0%   3.0%  4.0%  4.0%
              10.0% 10.0%  9.0%   9.5%  19.0%  19.0%  15.0%  15.0%  8.0%  8.0%   6.0%   6.0%  --    --     2.5%   2.5%  4.0%  4.0%
              10.0% 13.0% 12.0%  13.0%  25.0%  25.0%  20.0%  20.0%  3.5%  4.0%   3.5%   4.0%   5.0   5.0   3.5%   3.5%  4.0%  4.0%
              10.5% 10.5% 10.5%  10.5%  13.5%  13.5%  --     --     3.5%  3.5%   3.5%   3.5%  10.0  10.0   3.0%   3.0%  5.0%  5.0%
               8.0% 12.0%  8.0%  10.0%  15.0%  15.0%  20.0%  20.0%  4.0%  4.0%   4.0%   4.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%
Responses     13    13    13     13     11     11     11     11    13    13     13     13     12    12    13     13    13    13
Average (%)    9.3% 10.5% 10.4%  10.9%  15.8%  16.5%  17.3%  17.8%  4.2%  4.3%  3.7%   3.8%   6.6   7.3   2.8%   3.1%   4.2%  4.3%

------------------------------------------------------------------------------------------------------------------------------------
MID-RATE
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  18.0%  18.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.0%  11.0%  13.0%  13.0%  17.0%  17.0%  6.0%  6.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.5% 11.0% 11.0%  11.0%  15.0%  18.0%  17.0%  20.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   2.0%   3.0%  4.0%  4.0%
              10.0% 12.0% 10.5%  13.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
               9.5%  9.5% 10.5%  10.5%  15.0%  15.0%  18.0%  18.0%  4.5%  4.5%   4.0%   4.0%  10.0  10.0   3.5%   3.5%  4.0%  4.0%
Responses      5     5     5      5      5      5      5      5     5     5      5      5      5     5     5      5     5     5
Average (%)   10.0% 10.7% 11.0%  11.5%  14.2%  15.2%  18.0%  18.6%  4.2%  4.2%   3.7%   3.7%   6.4   7.0   2.9%   3.1%  4.0%  4.0%


              ----------------------------------------------------------------------------------------------------------------------
Total
Responses     25    25    26     26     24     24     24     24    26    26     26     26     25    25    26     26    26    26
Weighted
Average (%)    8.9% 10.1% 10.4%  11.1%  14.8%  15.7%  18.3%  18.8%  4.2%  4.3%   3.7%   3.8%   6.5   7.0   2.9%   3.2%  4.1%  4.2%
              ----------------------------------------------------------------------------------------------------------------------

      *as percent of total revenues


18 REAL ESTATE OUTLOOK

--------------------------------------------------------------------------------
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY
                                                                   - AUTUMN 1996
--------------------------------------------------------------------------------

                CAPITALIZATION RATES BLENDED INTERNAL EQUITY INTERNAL     GROWTH RATES    TYPICAL PROJECTION MANAGEMENT RESERVES FOR
                GOING-IN    TERMINAL   RATE OF RETURN RATE OF RETURN  INCOME      EXPENSES   PERIOD (YEARS)   FEES*     REPLACEMENT*
              ----------------------------------------------------------------------------------------------------------------------
               LOW   HIGH  LOW    HIGH   LOW    HIGH   LOW    HIGH  LOW   HIGH   LOW    HIGH   LOW   HIGH  LOW    HIGH  LOW   HIGH
              ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MID-RATE                                                                                                    HOTEL - LIMITED SERVICE
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  15.0%  15.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              12.0% 12.0% 12.0%  12.0%  13.0%  13.0%  17.0%  17.0%  3.0%  3.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               8.0% 10.0% 10.0%  10.0%  12.0%  15.0%  14.0%  16.0%  3.0%  3.0%   2.0%   2.0%   5.0   5.0   3.0%   4.0%  4.0%  5.0%
              11.0% 13.0% 11.5%  14.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.8%  11.8%  16.0%  16.0%  19.0%  19.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   4.0%   4.0%  4.5%  4.5%
              10.0% 13.0% 12.0%  13.0%  25.0%  25.0%  20.0%  20.0%  3.5%  4.0%   3.5%   4.0%   5.0   5.0   4.0%   4.0%  5.0%  5.0%

Responses      6     6     6      6      6      6      6      6     6     6      6      6      6     6     6      6     5     5
Average (%)   10.3% 11.5% 11.5%  12.1%  15.7%  16.5%  17.5%  17.8%  3.5%  3.6%   3.7%   3.8%   6.2   6.7   3.3%   3.5%  4.3%  4.4%

------------------------------------------------------------------------------------------------------------------------------------
ECONOMY
------------------------------------------------------------------------------------------------------------------------------------

              10.0% 10.0% 12.0%  12.0%  15.0%  15.0%  15.0%  15.0%  4.0%  4.0%   5.0%   5.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
              13.0% 13.0% 13.0%  13.0%  13.0%  13.0%  17.0%  17.0%  3.0%  3.0%   4.0%   4.0%   5.0   5.0   3.0%   3.0%  4.0%  4.0%
               9.0% 11.0% 10.0%  10.0%  12.0%  15.0%  14.0%  16.0%  3.0%  3.0%   3.0%   3.0%   5.0   5.0   4.0%   5.0%  5.0%  5.0%
              11.0% 13.0% 11.5%  14.0%  13.0%  15.0%  20.0%  20.0%  3.5%  3.5%   3.5%   3.5%   7.0  10.0   3.0%   3.0%  4.0%  4.0%
              11.0% 11.0% 11.8%  11.8%  16.0%  16.0%  19.0%  19.0%  4.0%  4.0%   4.0%   4.0%  10.0  10.0   4.0%   4.0%  4.5%  4.5%

Responses      5     5     5      5      5      5      5      5     5     5      5      5      5     5     5      5     5     5
Average (%)   10.8% 11.6% 11.7%  12.2%  13.8%  14.8%  17.0%  17.4%  3.5%  3.5%   3.9%   3.9%   6.4   7.0   3.4%   3.6%  4.3%  4.3%

Total
Responses     11    11    11     11     11     11     11     11    11    11     11     11     11    11    11     11    11    11
Weighted
Average(%)    10.6% 11.6% 11.6%  12.1%  14.7%  15.7%  17.3%  17.6%  3.5%  3.5%   3.8%   3.8%   6.3   6.8   3.4%   3.6%  4.3%  4.4%

      *as percent of total revenues


                                                                  AUTUMN 1996 19

                                                                         Addenda
================================================================================

                          Qualifications of Appraisers

================================================================================

                                                                  QUALIFICATIONS
================================================================================

                                                           Donald R. Morris, MAI

Professional Affiliations:

      Member of the Appraisal Institute (MAI Designations #9812)
      District of Columbia Certified General Real Estate Appraiser (#GAOOO10267) Commonwealth of Virginia Certified General Real Estate Appraiser
       (#4001002465)
      State of Maryland Certified General Real Estate Appraiser (#7220)
      State of West Virginia Certified General Real Estate Appraiser (#237)

Appraisal/Real Estate Experience:

      Director/Manager, Cushman & Wakefield of Washington, D.C. and Assistant Manager, Cushman & Wakefield of Texas, Inc., Dallas, Texas, Valuation Advisory Services, a full service real estate organization specializing in appraisal and consultation. April 1990 to present.

      Associate Appraiser, Joseph A. Dengel & Company, Dallas, Texas, May 1977 to April 1990.

      Other real estate experience includes work as a residential listing and selling agent preparing market analyses and origination contracts.

      Experience includes appraisal of the following types of property:

      Office Buildings                Medical Office Buildings
      Regional Malls                  Power Centers
      Outlet Centers                  Community & Neighborhood Shopping Centers
      Department Stores               Industrial Buildings
      Residential Subdivisions        Single Family Residences
      Multi-Family Properties         Condominiums/Duplexes
      Subdivision Analysis            Farm/Ranch
      Mixed Use Properties            Golf Courses
      Grape Vineyards                 Special Purpose Facilities
      Commercial Land                 Hotel/Motel
      Ad Valorem Tax Appeals

      Appraisal and consulting services used for mortgage loans, relocations, gift and estate tax, condemnation and litigation purposes.

      Qualified as an expert witness in state and federal real estate court cases.

Education:

      Bachelor of Arts (Political Science), 1981
      University of Texas at Arlington, Arlington, Texas.

                                                                  QUALIFICATIONS
================================================================================

                                                           Donald R. Morris, MAI

Appraisal Institute Courses:

      #1A1 - Real Estate Appraisal Principles
      #1A2 - Basic Valuation Procedures
      #1B1 - Capitalization Theory & Techniques, Part A
      #1B2 - Capitalization Theory & Techniques, Part B
      #410 - Standards of Professional Appraisal Practice, Part A (USPAP) #420 - Standards of Professional Appraisal Practice, Part B (Al) #21 - Case Studies in Real Estate Valuation
      #22 - Report Writing and Valuation Analysis
      #82 - Residential Valuation Procedures

Additional Accredited Real Estate Courses:

      Real Estate Appraisal
      Principles of Real Estate
      Real Estate Marketing
      Real Estate Finance
      Property Management

      Federal National Mortgage Corporation (Fannie Mae) - Appraisal Training

Certified in the Appraisal's Institute's voluntary program of continuing education for its designated members.

                                                                  QUALIFICATIONS
================================================================================

                                                       STEVEN A. STUDABAKER, MAI

Professional Affiliations:

      Member of the Appraisal Institute (MAI Designations #10241)
      Certified General Real Estate Appraiser District of Columbia -
       (#GAOOO10046)
      Certified General Real Estate Appraiser Commonwealth of Virginia -
       (#4001001111)
      Certified General Real Estate Appraiser State of Maryland - (#10057)

      Board of Directors, Washington, D.C. Chapter of the Appraisal
       Institute, 1995 & 1996

Appraisal/Real Estate Experience:

      Associate Director, Cushman & Wakefield of Washington, D.C., Valuation Advisory Services, a full service real estate organization specializing in appraisal and consultation. Member of National Retail Valuation Group. January, 1987 to present.

      Office Buildings                 Medical Office Buildings
      Biomedical Buildings             Industrial Buildings
      Regional Malls                   Power Centers
      Outlet Centers                   Community & Neighborhood Shopping Centers
      Department Stores                Subdivision Development Analysis
      Residential Subdivisions         Bulk Single Family Lots
      Multi-Family Properties          Mixed Use Properties
      Commercial Land                  Hotel
      Fractional Interest Valuations   Leasehold/Leased Fee Valuations
      Ad Valorem Tax Appeals

Education:

      Bachelor of Arts (International Affairs & Economics), 1975
      University of Colorado, Boulder, Colorado

      Masters in Business Administration (Finance), 1980
      University of Southern California, Los Angeles, California

      Additional Accredited Real Estate Courses:

            Real Estate Investment Analysis
            Subdivision Analysis
            Comprehensive Appraisal Workshop
            Appraisal Reporting of Complex Residential Properties

Continuing education for state licensing